AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION

ON FEBRUARY 28, 2017

File No. 333-192288

File No. 811-22911

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933	/X/
POST-EFFECTIVE AMENDMENT NO. 12	/X/
AND
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	/X/
AMENDMENT NO. 16	/X/

REALITY SHARES ETF TRUST

(Exact Name of Registrant as Specified in Charter)

402 West Broadway, Suite 2800

San Diego, CA 92101

(Address of Principal Executive Offices, Zip Code)

(619) 487-1445

(Registrant’s Telephone Number, including Area Code)

Eric Ervin

c/o Reality Shares Advisors, LLC

402 West Broadway, Suite 2800

San Diego, CA 92101

(Name and Address of Agent for Service)

Copy to:

Laura E. Flores, Esquire

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave. NW
Washington, DC 20004-2541

It is proposed that this filing become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on [date] pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on [date] pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on [date] pursuant to paragraph (a)(2) of rule 485.

If appropriate check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

February 28, 2017

Reality Shares ETF Trust

	PRINCIPAL U.S. LISTING EXCHANGE	TICKER SYMBOL
Reality Shares DIVS ETF	NYSE Arca, Inc.	DIVY
Reality Shares DIVCON Leaders Dividend ETF	BATS Exchange, Inc.	LEAD
Reality Shares DIVCON Dividend Defender ETF	BATS Exchange, Inc.	DFND
Reality Shares DIVCON Dividend Guard ETF	BATS Exchange, Inc.	GARD
Reality Shares NASDAQ-100 DIVS Index ETF	NASDAQ Stock Market	QQDV*
Reality Shares DIVS Index ETF	NYSE Arca, Inc.	DIVS*

* QQDV and DIVS are not currently available for sale

INVESTMENT ADVISER:

REALITY SHARES ADVISORS, LLC

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

About This Prospectus

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund please see:

Reality Shares ETF Trust Prospectus   1

Reality Shares DIVS ETF

Investment Objective

The Reality Shares DIVS ETF (the “Fund”) seeks to produce long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.06%
Total Annual Fund Operating Expenses[1]	0.91%
1	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$93	$290	$504	$1,120

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent full fiscal year, the Fund’s portfolio turnover rate was 0.00% of the value of its portfolio. However, the Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.

Principal Investment Strategies

Overview of Principal Investment Strategies

The Fund’s principal investment strategy is designed to provide exposure to the aggregate value of ordinary dividends expected to be paid on a portfolio of large capitalization equity securities listed for trading in the U.S., Europe and Japan (“Large Cap Securities”). These are sometimes referred to as the “expected dividend values” of the Large Cap Securities. Reality Shares Advisors, LLC (the “Adviser”), the Fund’s investment adviser, believes expected dividend values generally correspond to the aggregate value of actual dividend payments on the Large Cap Securities. Unlike more traditional products, the Fund does not seek to produce returns based on appreciation in the stock market price of Large Cap Securities. Instead, the Fund seeks to produce returns based primarily on increases in the expected dividend values of Large Cap Securities. The Fund may use a variety of investment strategies to achieve this objective. Under normal circumstances, the Fund generally invests in a combination of dividend swaps, total return swaps, listed option contracts, futures and forwards on indexes of Large Cap Securities (“Large Cap Securities Indexes”) or exchange traded funds

2   Reality Shares ETF Trust Prospectus

(“ETFs”) designed to track Large Cap Securities Indexes (“Large Cap Securities ETFs”). These strategies and instruments are described in more detail below.

Description of Principal Investment Strategies and Instruments

Dividend Swaps

The Fund may enter into index dividend swaps in order to gain exposure to changes in the expected dividend value of the Large Cap Securities. Index dividend swaps are over-the-counter derivative contracts that allow investors to obtain exposure to the actual dividend value that will be paid by the constituents of an index over a period of time. In a typical index dividend swap transaction, the buyer and seller agree at inception to the aggregate value of dividends expected to be paid on the index constituents over the term of the contract — the expected dividend value. At maturity of the contract, the buyer pays/receives this amount to/from the seller the net difference between the expected dividend value and the aggregate value of actual dividends paid by the index constituents — the actual dividend value. During the term of the index dividend swap, the contract is valued on the current expected dividend value of the index for the specific contract period. As the contract approaches maturity, the expected dividend value will change primarily based on information about actual dividends until final settlement of the contract where expected dividend value and actual dividend value converge.

Dividend Futures Contracts

The Fund may buy index dividend futures contracts in order to gain exposure to changes in the expected dividend value of the Large Cap Securities. Index dividend futures contracts allow investors to take a view on the actual dividend value that will be paid by the constituents of an index over a period of time. A dividend futures contract, or “dividend futures,” provides for the future sale by one party and purchase by another party of a specified dividend value of a specific index at a specified future time and at a specified price (with or without delivery required). Dividend futures contracts are standardized contracts traded on a recognized exchange.

Option Contracts

An option contract is a financial contract in which the purchaser of the contract has the right, but not the obligation, to buy (call) or sell (put) a financial asset, such as an index or ETF, at an agreed-upon price, known as the “strike price,” during a specific time period or on a specific exercise date. The seller of an option contract has a corresponding obligation to sell or buy, as applicable, the financial asset at the strike price during the option period or on the exercise date. A put option gives the purchaser of the option the right to sell, and the issuer of the option the obligation to buy, the underlying asset during the option period. A call option gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying asset during the option period.

The price of an option on Large Cap Securities reflects several factors, including:

■	aggregate trading prices of the Large Cap Securities,
■	exposure to interest rate changes, and
■	expected dividend values.

Reality Shares ETF Trust Prospectus   3

The Fund may purchase a series of option contracts that, when combined together, are designed to eliminate the effect of changes in the trading prices of the Large Cap Securities and the effect of interest rate changes on the prices of the option contracts. As a result, the value of the Fund’s options portfolio is designed to change based primarily on changes in the expected dividend values reflected in the options’ prices. These option combinations are designed to reflect expected dividend values and eliminate the Fund’s exposure to changes in the trading prices of the Large Cap Securities as illustrated below.

This combination of option contracts is often referred to as a “jelly roll.” A typical jelly roll is created by buying and selling four options at the same time, at the same strike price, on the same underlying asset; in this case, either options on a Large Cap Securities Index or options on a Large Cap Securities Index ETF. The first combination consists of selling a call and buying a put at the same strike price with a longer-dated maturity (the “Longer-Dated Combination”). The second combination consists of buying a call and selling a put at the same strike price but with a shorter-dated maturity (the “Shorter-Dated Combination”). The simultaneous purchase of the Shorter-Dated Combination and Longer-Dated Combination at the same strike price is designed to eliminate the effect of changes in the trading prices of the Large Cap Securities on the price of each option. As a result, changes in the aggregate trading prices of Large Cap Securities should not change the value of the Fund’s options portfolio.

The Shorter-Dated Combination and Longer-Dated Combination do not, however, eliminate exposure to interest rate changes or changes in the expected dividend values reflected in the prices of the options. The Fund therefore may invest in additional offsetting option contracts designed to eliminate the options’ exposure to interest rate changes, leaving exposure to the expected dividend values in the prices of each option contract. The value of the Fund’s options portfolio therefore is designed to change in accordance with changes in the expected dividend values reflected in the prices of the option contracts, without the effect of trading prices or interest rate changes. As market expectations for dividends change over time, changes in the expected dividend values reflected in the options’ prices between the expiration of the Shorter-Dated Combination and the expiration of the Longer-Dated Combination change the value of the Fund’s options portfolio.

Total Return Swaps, Interest Rate Swaps, Futures and Forwards

In a typical total return swap, the buyer pays the swap counterparty a premium and is entitled to receive the total return of the underlying security or index, consisting of dividends, capital gains and price appreciation or depreciation. A futures contract is a standardized contract traded on a recognized exchange in which two parties agree to exchange either a specified financial asset or the cash equivalent of said asset at a specified future date and price. A forward contract involves the obligation to purchase or sell either a specified financial asset or the cash equivalent of said asset at a future date at a price set at the time of the contract.

As with options, the prices of total return swaps, futures and forwards on a Large Cap Securities Index or a Large Cap Securities Index ETF are influenced by the aggregate trading prices of the Large Cap Securities, exposure to interest rate changes, and expected dividend values, among other factors. The Fund may use combinations of total return swaps, futures and forwards to gain exposure to the expected dividend value of Large Cap Securities reflected in those portfolio holdings’ prices in a similar manner as it uses combinations of option pairs in a jelly roll trade. For example, the Fund may sell a total return swap on a Large Cap Securities Index or a Large Cap Securities Index ETF with a longer dated maturity (the “Longer-Dated Position”) and simultaneously buy a total return swap on the same underlying asset with a shorter dated maturity (the “Shorter-Dated Position”). The simultaneous purchase of the Shorter-Dated Combination and Longer-Dated

4   Reality Shares ETF Trust Prospectus

Combination is designed to eliminate the effect of changes in the trading prices of the Large Cap Securities on the price of each total return swap. As a result, changes in the aggregate trading prices of Large Cap Securities should not change the value of the Fund’s total return swap portfolio. The Fund may invest in combinations of futures and forwards in a similar manner.

The Fund may enter into interest rate swap transactions and futures transactions designed to eliminate the impact of changing interest rates on the value of the Fund’s investments. The Fund may also invest in money market mutual funds, short term fixed income securities, commercial paper and other money market securities, including short-term bank obligations and cash sweep programs, to serve as collateral for its derivatives positions. Subject to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may invest up to 80% of its assets in swaps, options, futures and forwards, and any one type of such portfolio holdings or any combination of such portfolio holdings may represent a substantial portion of the Fund’s portfolio at any time.

Before making an investment in the Fund you should know:

■	The Fund generally will have a positive rate of return if the actual future growth in dividends exceeds the expected growth in dividends as reflected in the market prices at which the Fund buys and sells the instruments that are used to implement the Fund’s investment strategy.
■	The Fund generally will have a zero rate of return, excluding fees and transaction costs, if the actual future growth in dividends equals the expected growth in dividends as reflected in the market prices at which the Fund buys and sells the instruments that are used to implement the Fund’s investment strategy, even though actual dividends may have grown during the holding period of this investment.
■	The Fund generally will have a negative rate of return if the actual future growth in dividends is below the expected growth in dividends as reflected in the market prices at which the Fund buys and sells the instruments that are used to implement the Fund’s investment strategy, even though actual dividends may have grown during the holding period of this investment.
■	Unlike more traditional products, the Fund does not seek returns based on appreciation in the stock market price of equity securities. This means that the returns on your Fund investment are not intended to correlate to the returns of the overall stock market (for example, the value of your Fund investment may go down when overall equity markets go up, or vice versa).
■	The Fund does not produce qualified dividend income and is not an appropriate investment if you are seeking dividend income.
■	The investment returns of the Fund are treated for tax purposes as ordinary income or capital gains or losses, as applicable. See the section of this Prospectus entitled “Taxes” for more information.

Correlation of Actual and Expected Dividend Values

The Adviser’s research indicates there historically has been a high correlation between the value of actual dividend payments and expected dividend values. While actual dividend value and expected dividend value may at times differ significantly, the following diagrams present three scenarios illustrating the potential impact of changes in the value of actual dividend payments on the expected dividend values reflected in the prices of the Fund’s portfolio holdings and how this may change the value of the Fund. The following diagrams do not represent all market scenarios, but are presented to show the potential relationship between actual dividend values and expected dividend values in accordance with the Adviser’s research. The diagrams do not represent the actual performance of the Fund.

The Black Dot in each diagram represents the starting (or purchased) expected dividend value reflected in the prices of the Fund’s portfolio holdings. The Gray Dot represents the actual dividend value on the same day. The Square reflects the point in time when the actual dividend value and expected dividend value converge.

Reality Shares ETF Trust Prospectus   5

Scenario 1: Actual dividend value increases and exceeds expected dividend value.

In this scenario, actual dividend value grows over time and pulls the expected dividend value reflected in the prices of the Fund’s instruments up from the starting (or purchased) value. It is expected the value of the Fund will increase commensurate to a level where the expected dividend value reflected in the prices of the instruments exceed the starting (or purchased) value.

Scenario 2: Actual dividend value decreases and expected dividend value also decreases.

In this scenario, actual dividend value decreases over time and pulls the expected dividend value reflected in the prices of the Fund’s instruments below the starting (or purchased) value. It is expected the value of the Fund will decrease commensurate to a level where the expected dividend value reflected in the prices of the option combinations fall from the starting (or purchased) value.

6   Reality Shares ETF Trust Prospectus

Scenario 3: Actual dividend value increases but is below expected dividend value.

In this scenario, actual dividend value increases but to a level that is still below the expected dividend value reflected in the prices of the Fund’s instruments. It is expected the value of the Fund will decrease.

Market Capitalization and Diversification

The Adviser considers U.S. large capitalization companies to be those with market capitalizations within the range of market capitalizations of the companies included in the S&P 500 Index. As of January 31, 2017, the market capitalizations of companies included in the S&P 500 Index ranged from approximately $2.73 billion to $638.04 billion. The Adviser considers European large capitalization companies to be those with market capitalizations within the range of market capitalizations of the companies included in the Euro Stoxx 50 Index. As of January 31, 2017, the market capitalizations of companies included in the Euro Stoxx 50 ranged from approximately $15.39 billion to $209.37 billion. The Adviser considers Japanese large capitalization companies to be those with market capitalizations within the range of market capitalizations of the companies included in the Nikkei 225 Index. As of January 31, 2017, the market capitalizations of companies included in the Nikkei 225 ranged from approximately $413.98 million to $190.12 billion.

The Fund is considered to be “non-diversified” under the Investment Company Act of 1940, as amended, and may invest in fewer instruments or in the securities of fewer issuers than a diversified fund.

Principal Risks

As with all investments, the value of your investment in the Fund can be expected to go up or down. You can lose money on your investment, including the possible loss of the entire principal amount of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risk factors affecting your investments in the Fund are set forth below. Each of these factors could cause the value of an investment in the Fund to decline over short- or long-term periods.

Dividend Payout Risk — The success of the Fund’s investment strategy is highly dependent on the expected dividend values reflected in the prices of the Fund’s portfolio holdings. The value of an investment in the Fund will decrease, and you could lose money, if the expected dividend values reflected in the prices of the Fund’s portfolio holdings decrease. This generally will occur if the value of actual dividends paid on the Large Cap Securities goes down. The value of actual dividends paid on the Large Cap Securities and expected dividend values reflected in the prices of the Fund’s portfolio holdings may be lower for a variety of reasons, including an actual or potential decline in the health of the overall economy, lower corporate earnings levels, changes to corporate dividend policies, fluctuating interest rates and other factors. Each of these factors could have a negative impact on the value of the actual dividend payments on large the Large Cap Securities and the expected dividend values reflected in the prices of the Fund’s portfolio holdings and could have a negative impact on Fund returns. Further, the expected dividend value reflected in the price of an instrument held by the Fund reflects only ordinary dividends and does not reflect the issuance of special dividends. Therefore, the value of your investment in the Fund is not expected to increase in response to the issuance of any special dividends paid on the Large Cap Securities.

Reality Shares ETF Trust Prospectus   7

Active Management Risk — The Fund is actively managed using proprietary investment strategies. As with all actively managed funds, there can be no guarantee the Adviser’s strategies will be successful. As a result, you may lose money on your investment, including the possible loss of the entire principal amount of your investment.

Cash Sweep Program Risk — The Fund may invest in cash sweep programs administered by the Fund’s custodian or another third party through which the Fund’s cash holdings are placed in interest-bearing savings accounts, demand deposit accounts, or certificates of deposit at various banks. The vehicle through which a cash sweep program is administered may not be registered under the 1940 Act, in which case the Fund, as an investor in the vehicle, would not be entitled to the protections afforded by the 1940 Act. Cash sweep programs may also be subject to counterparty credit risk, which is described below.

Counterparty Credit Risk — The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments to meet its unsettled or open contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Fund will decrease. In addition, the Fund may engage in such investment transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Listed futures contracts can be traded on futures exchanges without material counterparty credit.

Dividend Volatility Risk — The value of actual dividend payments on the Large Cap Securities and the expected dividend values reflected in the prices of the Fund’s portfolio holdings are not constant and will vary from year to year and quarter to quarter. Companies and industries that have historically paid dividends may lower their dividends or may cease making such payments altogether. These changes can happen without warning and the variation in the value of actual dividends and expected dividend values from quarter to quarter or year to year can be significant. Furthermore, as with other securities based on future values, the expected dividend values reflected in the prices of the Fund’s portfolio holdings may go up or down as a result of uncertainty of information, perceived differences in the value of the instruments over time, changes in supply and demand, and other factors. Each of these factors could have a negative impact on the performance of the Fund and cause Fund returns to vary significantly (i.e., go up or down) from period to period.

Dividend Isolation Strategy Risk — The investment returns of the Fund are based primarily on the change in expected dividend values reflected in the prices of the Fund’s portfolio holdings. More specifically, the investment returns of the Fund generally are expected to increase (or decrease) as actual dividend payments on the Large Cap Securities increase (or decrease) and these changes cause the expected dividend values reflected in the prices of the Fund’s portfolio holdings to increase (or decrease) over time. There can be no guarantees that this investment strategy will be successful or that this strategy will produce positive investment returns. Furthermore, although the Adviser’s research indicates the value of actual dividend payments has historically been highly correlated to expected dividend values, there can be no guarantee that this correlation will continue or that the Fund’s investment returns will be highly correlated to the value of actual dividends paid on the Large Cap Securities over short or even long periods. Factors other than the value of actual dividends paid may, from time to time, cause an increase or decrease in the expected dividend values reflected in the prices of the Fund’s portfolio holdings. For example, as with other types of market projections, expected dividend values reflected in the price of an instrument held by the Fund may go up or down as a result of uncertainty of information and perceived differences in value, changes in supply and demand or in response to market and other events, such as corporate earnings announcements, changing interest rates or potential economic or political developments. Although it is anticipated that actual dividend payments and expected dividend values will be highly correlated, there may be instances where the value of actual dividends paid on the Large Cap Securities increases, but the expected dividend value reflected in the prices of the Fund’s portfolio holdings decreases. This would have a negative impact on the Fund’s performance and could cause you to lose money.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Declines in dealer market-making capacity as a result of

8   Reality Shares ETF Trust Prospectus

structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the fund’s liquidity or force the fund to sell securities into a declining or illiquid market.

Foreign Securities Risk — Non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. Such risks may negatively impact the ability or willingness of non-U.S. companies to issue dividends, which, in turn, may adversely affect the value of the Fund and lower your investment return. Further, such risks may cause the prices of securities issued by non-U.S. companies to decrease to a greater degree than the prices of securities of U.S. companies. If the Fund is unsuccessful in minimizing its exposure to the price fluctuations of foreign Large Cap Securities, the price of the Fund’s portfolio holdings, and therefore the price of Fund shares, could decrease, and you could lose money.

Interest Rate Risk — The principal components of the value of an option contract held by the Fund are the trading prices of the Large Cap Securities, expected dividend value and interest rate exposure. By combining individual options through a series of transactions known as a “jelly roll,” the impact of market price is designed to be eliminated, while leaving exposure to expected dividend values, interest rates and carrying costs on the underlying security. Generally, if left unhedged, the value of a jelly roll option combination held by the Fund would be expected to decrease if interest rates rise and to increase if interest rates fall. The Fund’s other portfolio holdings also may be subject to interest rate risk such that the value of such holdings may decrease if interest rates increase. The Fund seeks to hedge, or eliminate, the impact of changing interest rates and carrying costs on the value of its option contract holdings through the use of additional offsetting option combinations, or swaps and futures contracts. However, there can be no guarantees that the Fund’s hedging strategies will be successful. The interest rate hedge may not fully capture the rate associated with carrying costs. To the extent these strategies are not successful, the value of the Fund could increase or decrease based on changes in interest rates and carrying costs, and you could lose money.

Investments in Europe Risk — The Fund’s investments in Europe are subject to the political, social or economic disruptions that occur in Europe, even if such disruptions occur in European countries in which the Fund is not invested.

Investments in Japan Risk — The Fund’s investments in Japan are subject to the political, social or economic disruptions that occur in Japan. Japan’s economy is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, government support of the financial services sector, among other troubled sectors, and consistent government policy. Any changes or trends in these economic factors could have a significant impact on Japan’s economy overall and may negatively affect the Fund’s investment.

Investments in Other ETFs Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities of the ETF, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. The shares of certain ETFs may trade at a premium or discount to their intrinsic value. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Leverage Risk — The Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss. The Fund’s derivative investments will be consistent with its investment objective and will not be used to produce leveraged returns. The Fund will not borrow to produce leverage.

Liquidity Risk — Liquidity risk is the risk that certain derivative instruments may be difficult or impossible to buy or sell at the time and at a price that the Fund would like. The Fund may need to accept a lower price, sell other instruments, or forego an investment opportunity, any of which could have a negative effect on Fund performance. With respect to swaps, volatile markets and lack of market-making participation by swap dealers may increase the risk of illiquidity by both making swap positions more difficult to liquidate and increasing the losses incurred while trying to do so. With respect to options, shorter-dated options (i.e., options exercisable in

Reality Shares ETF Trust Prospectus   9

the near future) may be more liquid than longer-dated options (i.e., options exercisable at a later date). There can be no guarantee that the trading markets of the Fund’s portfolio holdings that trade on an exchange will be liquid at all times.

Market Risk — Market risk is the risk that the market price of an instrument may move up and down, sometimes rapidly and unpredictably. The market prices of the Fund’s portfolio holdings are influenced by many factors. Although the Fund seeks to limit the influence of all such factors other than the expected dividend value reflected in the prices of its portfolio holdings, there can be no guarantees these strategies will be successful. As a result, the performance of the Fund could vary from its stated objective and you could lose money.

Non-Correlation Risk — The Fund is not designed to produce investment returns based on the stock market price of the Large Cap Securities. This means that the returns on your Fund investment are not intended to correlate to the stock market returns of the Large Cap Securities or equity securities in general. The value of your Fund investment may go down when the stock market return of the Large Cap Securities or equity securities in general are up.

Non-Diversification Risk — The Fund is non-diversified, which means that it may invest in fewer instruments or issuers than a diversified fund. As a result, the Fund may be more susceptible to a single adverse economic or other occurrence and may therefore be more volatile than a more diversified fund.

Shares of the Fund May Trade at Prices Other Than NAV — As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although market prices for Fund shares generally are expected to closely correspond to the Fund’s net asset value (“NAV”), it is expected that, as with all ETFs, there will be times when the market price of the Fund’s shares are higher or lower than the NAV of such shares. The risk that shares of the Fund may trade at prices other than NAV is heightened in times of market stress or volatility. There can be no guarantee that an active market for Fund shares will develop or be maintained.

Tax Risk — The Fund’s investments in derivative instruments, such as swaps, futures or option contracts tied to dividend returns, will generally not generate income eligible to be treated as qualified dividend income subject to lower capital gains rates when received by individual shareholders or be eligible for the dividends-received deduction when received by corporate shareholders. There is also uncertainty regarding characterization of the Fund’s investments in derivative instruments with respect to the income and asset diversification tests applicable to the Fund’s qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended. If the Internal Revenue Service (“IRS”) were to issue public guidance that results in an adverse determination relating to the treatment of the Fund’s investments in such complex securities, it could fail to qualify as a regulated investment company and may likely need to significantly change its investment strategies, which could adversely affect the Fund. If the Fund fails to qualify as a regulated investment company, it would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions would generally be taxable as dividends. Please see the Fund’s Statement of Additional Information (“SAI”) for a more detailed discussion, including the availability of relief for certain de minimis failures by the Fund to qualify as a regulated investment company.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Use of Derivatives Risk — Investments in swaps, options, forward contracts and futures contracts are subject to a number of risks, including correlation risk, interest rate risk, market risk, leverage risk and liquidity risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the derivative’s underlying reference asset, rate or index. Interest rate risk, leverage risk, liquidity risk and market risk are described above. The Fund’s use of swaps and forward contracts is also subject to counterparty credit risk and valuation risk. Counterparty credit risk is described above. Valuation risk is the risk that the derivative instrument may be difficult to value and/or valued incorrectly. Each of these factors could have a negative impact on the Fund’s ability to implement its investment strategy, could cause the Fund to lose money and could have a negative impact on the value of your investment.

Volatility Risk — The prices of the instruments held by the Fund, and, therefore, the value of your investment, may change rapidly and without warning throughout the trading day.

10   Reality Shares ETF Trust Prospectus

Performance Information

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund’s performance for the 2016 calendar year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance for the Fund is available at http://www.realityshares.com

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 3.96% (quarter ended December 31, 2016) and the Fund’s lowest quarterly return was -1.20% (quarter ended March 31, 2016).

Average Annual Total Returns for the Periods Ended December 31, 2016

	1 Year	Since Inception (12/18/14)
Return Before Taxes	8.07%	5.66%
Return After Taxes on Distributions	8.07%	5.37%
Return After Taxes on Distributions and Sale of Fund Shares	4.57%	4.28%
HFRX Global Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	2.51%	0.27%
Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	1.66%

Investment Adviser

Reality Shares Advisors, LLC

Portfolio Manager

Eric Ervin, President of the Adviser, has managed the Fund since its inception in December 2014.

Purchase and Sale of Fund Shares

As with all ETFs, the Fund’s shares are listed on national securities exchanges, are bought and sold through broker-dealers and may not be purchased or redeemed directly with the Fund. The Fund’s shares trade in the secondary market at market prices, which may be different from the Fund’s NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions or other charges when buying or selling shares of the Fund through a broker-dealer.

Reality Shares ETF Trust Prospectus   11

The Fund issues and redeems shares at NAV only in large blocks of 25,000 shares or more (“Creation Units”) and only with large institutional investors that have entered into an agreement with the Fund’s distributor in exchange for the deposit or delivery of a basket of securities and/or cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

12   Reality Shares ETF Trust Prospectus

Reality Shares DIVCON Leaders Dividend ETF

Investment Objective

The investment objective of the Reality Shares DIVCON Leaders Dividend ETF (the “Fund”) is to seek long-term capital appreciation by tracking the performance, before fees and expenses, of the Reality Shares DIVCON Leaders Dividend Index (the “Benchmark Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.43%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.43%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$44	$138	$241	$542

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period from January 6, 2016 (commencement of Fund operations) to October 31, 2016, the Fund’s portfolio turnover rate was 3.38% of the value of its portfolio. However, the Fund’s portfolio turnover rate is calculated without regard to securities received or delivered as a result of in-kind creations and redemptions of the Fund’s shares. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.

Principal Investment Strategies

The Fund seeks to track the performance, before fees and expenses, of the Benchmark Index. The Benchmark Index was developed by Reality Shares, Inc. (“Reality Shares”), the parent company of Reality Shares Advisors, LLC (the “Adviser”), the Fund’s investment adviser. The Benchmark Index is designed to capitalize on the theory that, over time, companies that consistently grow their dividends tend to have investment returns above overall market returns (each a “Dividend Grower” or “High Quality Company”), and companies that do not grow (or cut) their dividends tend to have investment returns below overall market returns (each a “Dividend Cutter” or “Low Quality Company”). The Benchmark Index is designed to select the companies that have the highest probability of increasing their dividend in a 12-month period, the High Quality Dividend Growers. These Dividend Growers (or High Quality Companies) are determined by Reality Shares’ DIVCON Dividend Health Scoring system, which is a proprietary, rules-based scoring and weighting methodology, and are chosen based on a ranking of each company as determined by its DIVCON Score and DIVCON Rating.

The DIVCON Dividend Health Scoring system begins by identifying the 500 largest U.S. companies based on market capitalization as of the Benchmark Index reconstitution date and then narrows this universe to those companies that paid an ordinary dividend and announced a future dividend payment during the 12 months

Reality Shares ETF Trust Prospectus   13

preceding such date. The DIVCON Dividend Health Scoring system analyzes seven quantitative factors that Reality Shares has determined to be correlated to a company’s likelihood to increase or decrease future dividends, and weights each factor based on its effectiveness in predicting dividend changes to produce a company’s DIVCON Score. After a DIVCON Score is calculated for each company, it is assigned a rating from 1 to 5 according to the DIVCON Rating system: DIVCON 1, DIVCON 2, DIVCON 3, DIVCON 4 and DIVCON 5. Companies in the DIVCON 1 category are those determined most likely to decrease their dividend in the next twelve months. Companies in the DIVCON 5 category are those determined most likely to increase their dividend in the next twelve months. All DIVCON 5 stocks or the 30 stocks with the highest DIVCON Scores, whichever is greater, are selected for inclusion in the Benchmark Index. Companies are weighted in the index based on their DIVCON Scores, with higher DIVCON Scores weighted more heavily. The Benchmark Index is reconstituted annually on the first Friday in December. As of December 30, 2016, the market capitalizations of the 500 largest U.S. companies included in the DIVCON Dividend Health Scoring System ranged from $6.18 billion to $617.59 billion.

The Adviser employs a passive indexing investment approach. Under normal circumstances, at least 80% of the Fund’s assets (other than collateral held from securities lending, if any) will be invested in component securities of the Benchmark Index. The Fund generally uses a “replication” strategy to achieve its investment objective, meaning that it will invest in all of the securities included in the Benchmark Index. The Fund may, however, use a representative sampling approach to achieve its investment objective when the Adviser believes it is in the best interest of the Fund, meaning that the Fund may invest in a subset, or “sample,” of the securities included in the Benchmark Index and whose risk, return and performance characteristics generally match the risk, return and performance characteristics of the Benchmark Index as a whole. The Fund reserves the right to invest up to 20% of its assets in swaps, futures, forwards, options, exchange traded funds (“ETFs”) and other securities that are not components of the Benchmark Index that the Adviser believes will help the Fund track the Benchmark Index.

The Fund seeks to remain fully invested at all times in securities and or financial instruments that, in combination, provide exposure to the Benchmark Index without regard to market conditions, trends or direction. The Fund is considered to be “non-diversified” under the Investment Company Act of 1940, as amended, and may invest in fewer instruments or in the securities of fewer issuers than a diversified fund. The Fund will concentrate its investments in a particular industry or sector to approximately the same extent as the Benchmark Index is so concentrated.

Principal Risks

As with all investments, the value of your investment in the Fund can be expected to go up or down. You can lose money on your investment, including the possible loss of the entire principal amount of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risk factors affecting your investments in the Fund are set forth below. Each of these factors could cause the value of an investment in the Fund to decline over short- or long-term periods.

Equity Risk — The prices of equity securities in which the Fund invests rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

ETF Trading Risk — Active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Index Performance Risk — There is no guarantee or assurance that the methodology used to create the Benchmark Index will result in the Fund achieving positive returns. The Benchmark Index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in value. In addition, the Benchmark Index was formed in August 2015. Accordingly, the Benchmark Index has limited historical performance.

Index Tracking Error Risk — As with all index funds, the performance of the Fund may vary from the performance of the Benchmark Index as a result of Fund fees and expenses, the use of representative

14   Reality Shares ETF Trust Prospectus

sampling and other factors. Therefore, although the performance of the Fund is designed to track the performance of the Benchmark Index, there can be no guarantees that the Fund will achieve this objective.

Market Risk — Market risk is the risk that the market price of a security may move up and down, sometimes rapidly and unpredictably. The market prices of the Fund’s portfolio holdings are influenced by many factors. As a result, the performance of the Fund could vary from its stated objective and you could lose money.

Investments in Other ETFs Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities of the ETF, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Non-Diversification Risk — The Fund is non-diversified, which means that it may invest in fewer instruments or issuers than a diversified fund. As a result, the Fund may be more susceptible to a single adverse economic or other occurrence and may therefore be more volatile than a more diversified fund.

Quantitative Model Risk — The Benchmark Index is constructed using a rules-based methodology based on quantitative models developed by Reality Shares. These quantitative models may be incomplete, flawed or based on inaccurate assumptions and, therefore, may lead to the selection of assets for inclusion in the Benchmark Index that produce inferior investment returns or provide exposure to greater risk of loss. As a result, the Fund’s performance may be lower or the Fund may be subject to greater risk than if the Benchmark Index had not been constructed using quantitative modeling because the Fund invests a substantial portion of its assets in the component securities of the Benchmark Index.

Sector Focus Risk — Owing to the methodology on constructing the Benchmark Index, the Fund may focus its investments from time to time on one or more economic sectors. To the extent that it does so, developments affecting companies in a sector or sectors will likely have a magnified effect on the Fund’s share price and total returns and may subject the Fund to greater risk of loss. Accordingly, the Fund may be more volatile than a fund that invests in a broader number of sectors.

Shares of the Fund May Trade at Prices Other Than NAV — As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although market prices for Fund shares generally are expected to closely correspond to the Fund’s net asset value (“NAV”), it is expected that, as with all ETFs, there will be times when the market price of the Fund’s shares are higher or lower than the NAV of such shares. The risk that shares of the Fund may trade at prices other than NAV is heightened in times of market stress or volatility. There can be no guarantee that an active market for Fund shares will develop or be maintained.

Use of Derivatives Risk — Investments in options, swaps, forward contracts and futures contracts are subject to a number of risks, including correlation risk, market risk, leverage risk and liquidity risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the derivative’s underlying reference asset, rate or index. Market risk is described above. Leverage risk is the risk that the use of a derivative will amplify the effects of market volatility on the Fund’s share price or cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations pursuant to the derivative contract. Liquidity risk is the risk that certain instruments may be difficult or impossible to buy or sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. The Fund’s use of forward contracts and swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these factors could have a negative impact on the Fund’s ability to implement its investment strategy, could cause the Fund to lose money and could have a negative impact on the value of your investment.

Performance Information

The Fund is new and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the Fund’s performance to a broad measure of market performance.

Reality Shares ETF Trust Prospectus   15

Investment Adviser

Reality Shares Advisors, LLC

Portfolio Manager

Eric Ervin, President of the Adviser, has managed the Fund since February 26, 2016.

Purchase and Sale of Fund Shares

As with all ETFs, the Fund’s shares are listed on national securities exchanges, are bought and sold through broker-dealers and may not be purchased or redeemed directly with the Fund. The Fund’s shares trade in the secondary market at market prices, which may be different from the Fund’s NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions or other charges when buying or selling shares of the Fund through a broker-dealer.

The Fund issues and redeems shares at NAV only in large blocks of 25,000 shares or more (“Creation Units”) and only with large institutional investors that have entered into an agreement with the Fund’s distributor in exchange for the deposit or delivery of a basket of securities and/or cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

16   Reality Shares ETF Trust Prospectus

Reality Shares DIVCON Dividend Defender ETF

Investment Objective

The investment objective of the Reality Shares DIVCON Dividend Defender ETF (the “Fund”) is to seek long-term capital appreciation by tracking the performance, before fees and expenses, of the Reality Shares DIVCON Dividend Defender Index (the “Benchmark Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Other Expenses
Short Sales Dividend and Interest Expense	0.69%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	1.55%
1	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$158	$490	$845	$1,845

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period from January 14, 2016 (commencement of Fund operations) to October 31, 2016, the Fund’s portfolio turnover rate was 4.18% of the value of its portfolio. However, the Fund’s portfolio turnover rate is calculated without regard to securities received or delivered as a result of in-kind creations and redemptions of the Fund’s shares. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.

Principal Investment Strategies

The Fund seeks to track the performance, before fees and expenses, of the Benchmark Index. The Benchmark Index was developed by Reality Shares, Inc. (“Reality Shares”), the parent company of the Adviser. The Benchmark Index is designed to capitalize on the theory that, over time, companies that consistently grow their dividends tend to have investment returns above overall market returns (each a “Dividend Grower” or “High Quality Company”), and companies that do not grow (or cut) their dividends tend to have investment returns below overall market returns (each a “Dividend Cutter” or “Low Quality Company”). The Benchmark Index is designed to select the companies for a long position that have the highest probability of increasing their dividend in a 12-month period, the High Quality Dividend Growers, and select the companies for a short position that have the highest probability of decreasing their dividend in a 12-month

Reality Shares ETF Trust Prospectus   17

period, the Low Quality Dividend Cutters. These Dividend Growers and Dividend Cutters (or High Quality Companies and Low Quality Companies) are determined by Reality Shares’ DIVCON Dividend Health Scoring system, which is a proprietary, rules-based scoring and weighting methodology, and are chosen based on a ranking of each company as determined by its DIVCON Score and DIVCON Rating.

The DIVCON Dividend Health Scoring system begins by identifying the 500 largest U.S. companies based on market capitalization as of the Benchmark Index reconstitution date and then narrows this universe to those companies that paid an ordinary dividend and announced a future dividend payment during the 12 months preceding such date. The DIVCON Dividend Health Scoring system analyzes seven quantitative factors that Reality Shares has determined to be correlated to a company’s likelihood to increase or decrease future dividends, and weights each factor based on its effectiveness in predicting dividend changes to produce a company’s DIVCON Score. After a DIVCON Score is calculated for each company, it is assigned a rating from 1 to 5 according to the DIVCON Rating system: DIVCON 1, DIVCON 2, DIVCON 3, DIVCON 4 and DIVCON 5. Companies in the DIVCON 1 category are those determined most likely to decrease their dividend in the next twelve months. Companies in the DIVCON 5 category are those determined most likely to increase their dividend in the next twelve months.

The Benchmark Index consists of a “Long Portfolio” and a “Short Portfolio” (together a “Long/Short Portfolio”). This Long/Short Portfolio seeks to provide more stable investment returns with lower volatility and lower equity market correlation than a long-only portfolio. The Long Portfolio consists of all DIVCON 5 stocks or the 30 stocks with the highest DIVCON Scores, whichever is greater. All stocks in the Long Portfolio are reflected as long positions in such stocks. The value of the Long Portfolio reflected in the Benchmark Index is expected to increase if the prices of stocks included in the Long Portfolio increase. The Short Portfolio consists of all DIVCON 1 stocks or the 10 stocks with the lowest DIVCON Scores, whichever is greater. All stocks in the Short Portfolio are reflected as short positions in such stocks. The value of the Short Portfolio reflected in the Benchmark Index is expected to increase if the prices of stocks included in the Short Portfolio decrease. Companies are weighted in each Portfolio based on their DIVCON Scores. Companies with higher DIVCON Scores are weighted more heavily in the Long Portfolio, and companies with lower DIVCON Scores are weighted more heavily in the Short Portfolio.

The Benchmark Index will direct approximately 75% exposure to the Long Portfolio and approximately 25% exposure to the Short Portfolio. The Benchmark Index is rebalanced at the end of any calendar quarter if the value of the Short Portfolio has increased 10% or more from the last rebalancing date. The Benchmark Index also is rebalanced if the value of either the sum of or difference between the Long Portfolio and Short Portfolio changes in an amount greater than predetermined levels, effective the next business day. The Benchmark Index is reconstituted annually on the first Friday in December. As of December 30, 2016, the market capitalizations of the 500 largest U.S. companies included in the DIVCON Scoring System ranged from $6.18 billion to $617.59 billion.

The Adviser employs a passive indexing investment approach. Under normal circumstances, at least 80% of the Fund’s assets (other than collateral held from securities lending, if any) will be invested in component securities of the Benchmark Index. The Fund generally uses a “replication” strategy to achieve its investment objective, meaning that it will invest in all of the securities included in the Benchmark Index. The Fund may, however, use a representative sampling approach to achieve its investment objective when the Adviser believes it is in the best interest of the Fund, meaning that the Fund may invest in a subset, or “sample,” of the securities included in the Benchmark Index and whose risk, return and performance characteristics generally match the risk, return and performance characteristics of the Benchmark Index as a whole. The Fund reserves the right to invest up to 20% of its assets in swaps, futures, forwards, options, exchange traded funds (“ETFs”) and other securities that are not components of the Benchmark Index that the Adviser believes will help the Fund track the Benchmark Index.

The Fund seeks to remain fully invested at all times in securities and or financial instruments that, in combination, provide exposure to the Benchmark Index without regard to market conditions, trends or direction. The Fund is considered to be “non-diversified” under the Investment Company Act of 1940, as amended, and may invest in fewer instruments or in the securities of fewer issuers than a diversified fund. The Fund will concentrate its investments in a particular industry or sector to approximately the same extent as the Benchmark Index is so concentrated.

Principal Risks

As with all investments, the value of your investment in the Fund can be expected to go up or down. You can lose money on your investment, including the possible loss of the entire principal amount of your investment.

18   Reality Shares ETF Trust Prospectus

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risk factors affecting your investments in the Fund are set forth below. Each of these factors could cause the value of an investment in the Fund to decline over short- or long-term periods.

Equity Risk — The prices of equity securities in which the Fund invests rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

ETF Trading Risk — Active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Index Performance Risk — There is no guarantee or assurance that the methodology used to create the Benchmark Index will result in the Fund achieving positive returns. The Benchmark Index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in value. In addition, the Benchmark Index was formed in August 2015. Accordingly, the Benchmark Index has limited historical performance.

Index Tracking Error Risk — As with all index funds, the performance of the Fund may vary from the performance of the Benchmark Index as a result of Fund fees and expenses, the use of representative sampling and other factors. Therefore, although the performance of the Fund is designed to track the performance of the Benchmark Index, there can be no guarantees that the Fund will achieve this objective.

Market Risk — Market risk is the risk that the market price of a security may move up and down, sometimes rapidly and unpredictably. The market prices of the Fund’s portfolio holdings are influenced by many factors. As a result, the performance of the Fund could vary from its stated objective and you could lose money.

Investments in Other ETFs Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities of the ETF, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Non-Diversification Risk — The Fund is non-diversified, which means that it may invest in fewer instruments or issuers than a diversified fund. As a result, the Fund may be more susceptible to a single adverse economic or other occurrence and may therefore be more volatile than a more diversified fund.

Quantitative Model Risk — The Benchmark Index is constructed using a rules-based methodology based on quantitative models developed by Reality Shares. These quantitative models may be incomplete, flawed or based on inaccurate assumptions and, therefore, may lead to the selection of assets for inclusion in the Benchmark Index that produce inferior investment returns or provide exposure to greater risk of loss. As a result, the Fund’s performance may be lower or the Fund may be subject to greater risk than if the Benchmark Index had not been constructed using quantitative modeling because the Fund invests a substantial portion of its assets in the component securities of the Benchmark Index.

Sector Focus Risk — Owing to the methodology on constructing the Benchmark Index, the Fund may focus its investments from time to time on one or more economic sectors. To the extent that it does so, developments affecting companies in a sector or sectors will likely have a magnified effect on the Fund’s share price and total returns and may subject the Fund to greater risk of loss. Accordingly, the Fund may be more volatile than a fund that invests in a broader number of sectors.

Shares of the Fund May Trade at Prices Other Than NAV — As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although market prices for Fund shares generally are expected to closely correspond to the Fund’s net asset value (“NAV”), it is expected that, as with all ETFs, there will be times when the market price of the Fund’s shares are higher or lower than the NAV of such shares. The risk that shares of the Fund may trade at prices other than NAV is heightened in times of market stress or volatility. There can be no guarantee that an active market for Fund shares will develop or be maintained.

Reality Shares ETF Trust Prospectus   19

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund that is potentially unlimited. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. There can be no guarantee that a stock included in the Short Portfolio of the Benchmark Index will be available on the open market for the Fund to sell short. Under these circumstances, the Fund may sell short a different security in order to provide a similar economic effect as if the stock or stocks in the Short Portfolio were available. However, such strategy may not provide successful, and the Fund could experience a loss or its performance could deviate from the performance of the Benchmark Index.

Use of Derivatives Risk — Investments in options, swaps, forward contracts and futures contracts are subject to a number of risks, including correlation risk, market risk, leverage risk and liquidity risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the derivative’s underlying reference asset, rate or index. Market risk is described above. Leverage risk is the risk that the use of a derivative will amplify the effects of market volatility on the Fund’s share price or cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations pursuant to the derivative contract. Liquidity risk is the risk that certain instruments may be difficult or impossible to buy or sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. The Fund’s use of forward contracts and swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these factors could have a negative impact on the Fund’s ability to implement its investment strategy, could cause the Fund to lose money and could have a negative impact on the value of your investment.

Performance Information

The Fund is new and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the Fund’s performance to a broad measure of market performance.

Investment Adviser

Reality Shares Advisors, LLC

Portfolio Manager

Eric Ervin, President of the Adviser, has managed the Fund since February 26, 2016.

Purchase and Sale of Fund Shares

As with all ETFs, the Fund’s shares are listed on national securities exchanges, are bought and sold through broker-dealers and may not be purchased or redeemed directly with the Fund. The Fund’s shares trade in the secondary market at market prices, which may be different from the Fund’s NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions or other charges when buying or selling shares of the Fund through a broker-dealer.

The Fund issues and redeems shares at NAV only in large blocks of 25,000 shares or more (“Creation Units”) and only with large institutional investors that have entered into an agreement with the Fund’s distributor in exchange for the deposit or delivery of a basket of securities and/or cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

20   Reality Shares ETF Trust Prospectus

Reality Shares DIVCON Dividend Guard ETF

Investment Objective

The investment objective of the Reality Shares DIVCON Dividend Guard ETF (the “Fund”) is to seek long-term capital appreciation by tracking the performance, before fees and expenses, of the Reality Shares DIVCON Dividend Guard Index (the “Benchmark Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Other Expenses
Short Sales Dividend and Interest Expense	0.58%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses[1]	1.46%
1	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$149	$462	$797	$1,746

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period from January 14, 2016 (commencement of Fund operations) to October 31, 2016, the Fund’s portfolio turnover rate was 64.92% of the value of its portfolio.

Principal Investment Strategies

The Fund seeks to track the performance, before fees and expenses, of the Benchmark Index. The Benchmark Index was developed by Reality Shares, Inc. (“Reality Shares”), the parent company of Reality Shares Advisors, LLC (the “Adviser”), the Fund’s investment adviser. The Benchmark Index is designed to capitalize on the theory that, over time, companies that consistently grow their dividends tend to have investment returns above overall market returns (each a “Dividend Grower” or “High Quality Company”), and companies that do not grow (or cut) their dividends tend to have investment returns below overall market returns (each a “Dividend Cutter” or “Low Quality Company”). The Benchmark Index is designed to select the companies for a long position that have the highest probability of increasing their dividend in a 12-month period, the High Quality Dividend Growers, and select the companies for a short position that have the highest probability of decreasing their dividend in a 12-month period, the Low Quality Dividend Cutters. These Dividend Growers and Dividend Cutters (or High Quality Companies and Low Quality Companies) are

Reality Shares ETF Trust Prospectus   21

determined by Reality Shares’ DIVCON Dividend Health Scoring system, which is a proprietary, rules-based scoring and weighting methodology, and are chosen based on a ranking of each company as determined by its DIVCON Score and DIVCON Rating.

The DIVCON Dividend Health Scoring system begins by identifying the 500 largest U.S. companies based on market capitalization as of the Benchmark Index reconstitution date and then narrows this universe to those companies that paid an ordinary dividend and announced a future dividend payment during the 12 months preceding such date. The DIVCON Dividend Health Scoring system analyzes seven quantitative factors that Reality Shares has determined to be correlated to a company’s likelihood to increase or decrease future dividends, and weights each factor based on its effectiveness in predicting dividend changes to produce a company’s DIVCON Score. After a DIVCON Score is calculated for each company, it is assigned a rating from 1 to 5 according to the DIVCON Rating system: DIVCON 1, DIVCON 2, DIVCON 3, DIVCON 4 and DIVCON 5. Companies in the DIVCON 1 category are those determined most likely to decrease their dividend in the next twelve months. Companies in the DIVCON 5 category are those determined most likely to increase their dividend in the next twelve months.

The Benchmark Index uses a proprietary, rules-based methodology to direct its exposure to two possible positions: (i) 100% exposure to a Long Portfolio or (ii) 50% exposure to a Long Portfolio and 50% exposure to a Short Portfolio (the “Long/Short Portfolio”). The Long/Short Portfolio seeks to provide more stable investment returns with lower volatility and lower equity market correlation than a long-only portfolio. The Long Portfolio consists of all DIVCON 5 stocks or the 30 stocks with the highest DIVCON Scores, whichever is greater. All stocks in the Long Portfolio are reflected as long positions in such stocks. The value of the Long Portfolio reflected in the Benchmark Index is expected to increase if the prices of stocks included in the Long Portfolio increase. The Short Portfolio consists of all DIVCON 1 stocks or the 10 stocks with the lowest DIVCON Scores, whichever is greater. All stocks in the Short Portfolio are reflected as short positions in such stocks. The value of the Short Portfolio reflected in the Benchmark Index is expected to increase if the prices of stocks included in the Short Portfolio decrease. Companies are weighted in each Portfolio based on their DIVCON Scores. Companies with higher DIVCON Scores are weighted more heavily in the Long Portfolio, and companies with lower DIVCON Scores are weighted more heavily in the Short Portfolio.

Whether the Benchmark Index will consist of the Long Portfolio or Long/Short Portfolio depends on whether its proprietary Guard Indicator is triggered. The Guard Indicator establishes the Long Portfolio or Long/Short Portfolio market exposure of the Benchmark Index based on its quantitative forecast of overall market strength. The Guard Indicator is determined by calculating the relationship between short-term and long-term trends in both market price and volatility of each of the 11 sectors represented in the Benchmark Index. The Guard Indicator can range from a level of 1-11, representing the number of sectors indicated to be showing strength. When the Guard Indicator is 9 or greater, which indicates that 9 or more sectors are showing strength, then the Benchmark Index will consist of the Long Portfolio. When the Guard Indicator is 8 or less, which indicates that 8 or fewer sectors are showing strength, then the Benchmark Index will consist of the Long/Short Portfolio, effective the next business day. The Benchmark Index will continue to consist of the Long/Short Portfolio until the Guard Indicator returns to a level of 9 or greater, at which point the Benchmark Index again will consist of the Long Portfolio, effective the next business day. The Guard Indicator is measured as of the close of trading on the New York Stock Exchange each day (typically 4:00 p.m. Eastern time).

The following sectors are represented in the Benchmark Index: consumer discretionary, consumer staples, energy, financials, real estate, health care, industrials, information technology, materials, telecommunication services, and utilities. The Benchmark Index is rebalanced at the end of any calendar quarter if the value of the Short Portfolio has increased 10% or more from the last rebalancing date. The Benchmark Index also is rebalanced if the value of either the sum of or difference between the Long Portfolio and Short Portfolio changes in an amount greater than predetermined levels, effective the next business day. The Benchmark Index is reconstituted annually on the first Friday in December. As of December 30, 2016, the market capitalizations of the 500 largest U.S. companies included in the DIVCON Scoring System ranged from $6.18 billion to $617.59 billion.

The Adviser employs a passive indexing investment approach. Under normal circumstances, at least 80% of the Fund’s assets (other than collateral held from securities lending, if any) will be invested in component securities of the Benchmark Index. The Fund generally uses a “replication” strategy to achieve its investment objective, meaning that it will invest in all of the securities included in the Benchmark Index. The Fund may, however, use a representative sampling approach to achieve its investment objective when the Adviser believes it is in the best interest of the Fund, meaning that the Fund may invest in a subset, or “sample,” of the securities included in the Benchmark Index and whose risk, return and performance characteristics

22   Reality Shares ETF Trust Prospectus

generally match the risk, return and performance characteristics of the Benchmark Index as a whole. The Fund reserves the right to invest up to 20% of its assets in swaps, futures, forwards, options, exchange traded funds (“ETFs”) and other securities that are not components of the Benchmark Index that the Adviser believes will help the Fund track the Benchmark Index.

The Fund seeks to remain fully invested at all times in securities and or financial instruments that, in combination, provide exposure to the Benchmark Index without regard to market conditions, trends or direction. The Fund is considered to be “non-diversified” under the Investment Company Act of 1940, as amended, and may invest in fewer instruments or in the securities of fewer issuers than a diversified fund. The Fund will concentrate its investments in a particular industry or sector to approximately the same extent as the Benchmark Index is so concentrated.

Principal Risks

As with all investments, the value of your investment in the Fund can be expected to go up or down. You can lose money on your investment, including the possible loss of the entire principal amount of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risk factors affecting your investments in the Fund are set forth below. Each of these factors could cause the value of an investment in the Fund to decline over short- or long-term periods.

Equity Risk — The prices of equity securities in which the Fund invests rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

ETF Trading Risk — Active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Guard Indicator Lag Risk — The Benchmark Index switches directing its exposure from the Long Portfolio to the Long/Short Portfolio and vice versa based on its proprietary methodology for measuring market strength. To the extent that markets are experiencing strength, but the Benchmark Index’s methodology does not detect such strength, the Benchmark Index may continue directing its exposure to the Long/Short Portfolio. Under such a scenario, the Benchmark Index, and consequently the Fund, may not participate in gains to the extent that it would had it been exposed 100% to the Long Portfolio. Conversely, to the extent that markets are declining, but the Benchmark Index’s methodology does not detect such decline, the Benchmark Index may continue directing its exposure 100% to the Long Portfolio. Under such a scenario, the Benchmark Index, and consequently the Fund, may experience losses to a greater extent than it would had it been exposed to the Long/Short Portfolio.

Index Performance Risk — There is no guarantee or assurance that the methodology used to create the Benchmark Index will result in the Fund achieving positive returns. The Benchmark Index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in value. In addition, the Benchmark Index was formed in August 2015. Accordingly, the Benchmark Index has limited historical performance.

Index Tracking Error Risk — As with all index funds, the performance of the Fund may vary from the performance of the Benchmark Index as a result of Fund fees and expenses, the use of representative sampling and other factors. Therefore, although the performance of the Fund is designed to track the performance of the Benchmark Index, there can be no guarantees that the Fund will achieve this objective.

Market Risk — Market risk is the risk that the market price of a security may move up and down, sometimes rapidly and unpredictably. The market prices of the Fund’s portfolio holdings are influenced by many factors. As a result, the performance of the Fund could vary from its stated objective and you could lose money.

Investments in Other ETFs Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities of the ETF, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Reality Shares ETF Trust Prospectus   23

Non-Diversification Risk — The Fund is non-diversified, which means that it may invest in fewer instruments or issuers than a diversified fund. As a result, the Fund may be more susceptible to a single adverse economic or other occurrence and may therefore be more volatile than a more diversified fund.

Quantitative Model Risk — The Benchmark Index is constructed using a rules-based methodology based on quantitative models developed by Reality Shares. These quantitative models may be incomplete, flawed or based on inaccurate assumptions and, therefore, may lead to the selection of assets for inclusion in the Benchmark Index that produce inferior investment returns or provide exposure to greater risk of loss. As a result, the Fund’s performance may be lower or the Fund may be subject to greater risk than if the Benchmark Index had not been constructed using quantitative modeling because the Fund invests a substantial portion of its assets in the component securities of the Benchmark Index.

Sector Focus Risk — Owing to the methodology on constructing the Benchmark Index, the Fund may focus its investments from time to time on one or more economic sectors. To the extent that it does so, developments affecting companies in a sector or sectors will likely have a magnified effect on the Fund’s share price and total returns and may subject the Fund to greater risk of loss. Accordingly, the Fund may be more volatile than a fund that invests in a broader number of sectors.

Shares of the Fund May Trade at Prices Other Than NAV — As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although market prices for Fund shares generally are expected to closely correspond to the Fund’s net asset value (“NAV”), it is expected that, as with all ETFs, there will be times when the market price of the Fund’s shares are higher or lower than the NAV of such shares. The risk that shares of the Fund may trade at prices other than NAV is heightened in times of market stress or volatility. There can be no guarantee that an active market for Fund shares will develop or be maintained.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund that is potentially unlimited. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. However, such strategy may not provide successful, and the Fund could experience a loss or deviate from the performance of the Benchmark Index. There can be no guarantee that a stock included in the Short Portfolio of the Benchmark Index will be available on the open market for the Fund to sell short. Under these circumstances, the Fund may sell short a different security in order to provide a similar economic effect as if the stock or stocks in the Short Portfolio were available. However, such strategy may not provide successful, and the Fund could experience a loss or its performance could deviate from the performance of the Benchmark Index.

Use of Derivatives Risk — Investments in options, swaps, forward contracts and futures contracts are subject to a number of risks, including correlation risk, market risk, leverage risk and liquidity risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the derivative’s underlying reference asset, rate or index. Market risk is described above. Leverage risk is the risk that the use of a derivative will amplify the effects of market volatility on the Fund’s share price or cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations pursuant to the derivative contract. Liquidity risk is the risk that certain instruments may be difficult or impossible to buy or sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. The Fund’s use of forward contracts and swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these factors could have a negative impact on the Fund’s ability to implement its investment strategy, could cause the Fund to lose money and could have a negative impact on the value of your investment.

Performance Information

The Fund is new and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the Fund’s performance to a broad measure of market performance.

24   Reality Shares ETF Trust Prospectus

Investment Adviser

Reality Shares Advisors, LLC

Portfolio Manager

Eric Ervin, President of the Adviser, has managed the Fund since February 26, 2016.

Purchase and Sale of Fund Shares

As with all ETFs, the Fund’s shares are listed on national securities exchanges, are bought and sold through broker-dealers and may not be purchased or redeemed directly with the Fund. The Fund’s shares trade in the secondary market at market prices, which may be different from the Fund’s NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions or other charges when buying or selling shares of the Fund through a broker-dealer.

The Fund issues and redeems shares at NAV only in large blocks of 25,000 shares or more (“Creation Units”) and only with large institutional investors that have entered into an agreement with the Fund’s distributor in exchange for the deposit or delivery of a basket of securities and/or cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Reality Shares ETF Trust Prospectus   25

Reality Shares NASDAQ-100 DIVS Index ETF

Investment Objective

The investment objective of the Reality Shares NASDAQ-100 DIVS Index ETF (the “Fund”) is to track the performance of the Reality Shares NASDAQ-100 DIVS Index (the “Benchmark Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.85%
1	Other Expenses are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years
	$95	$296

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, portfolio turnover information is not available.

Principal Investment Strategies

Overview of Principal Investment Strategies

The Fund seeks to track the performance, before fees and expenses, of the Benchmark Index. The Benchmark Index was developed by Reality Shares, Inc., the parent company of Reality Shares Advisors, LLC (the “Adviser”), the Fund’s investment adviser, in conjunction with The NASDAQ OMX Group, Inc. The Benchmark Index is comprised of listed index options on the NASDAQ-100 Index and listed options on exchange traded funds (“ETFs”) designed to track the NASDAQ-100 Index. The Benchmark Index is designed to provide exposure to the aggregate value of ordinary dividends expected to be paid on the securities included in the NASDAQ-100 Index (“NASDAQ-100 Securities”). These are sometimes referred to as “expected dividend values.” The Adviser believes expected dividend values generally correspond to the aggregate value of actual dividend payments on the NASDAQ-100 Securities. These are sometimes referred to as “actual dividend values.” Unlike more traditional products, the Fund does not seek to produce returns based on the appreciation in the stock market price of NASDAQ-100 Securities. Instead, the Fund, by investing in the options included in the Benchmark Index, seeks to produce returns based primarily on increases in the expected dividend values of NASDAQ-100 Securities. The Benchmark Index is described in more detail below.

Description of the Benchmark Index

An option contract is a type of financial contract in which the purchaser of the contract has the right, but not the obligation, to buy (call) or sell (put) a financial asset, such as an index or ETF, at an agreed-upon price,

26   Reality Shares ETF Trust Prospectus

known as the “strike price,” during a specific time period or on a specific exercise date. The seller of an option contract has a corresponding obligation to sell or buy, as applicable, the financial asset at the strike price during the option period or on the exercise date. A put option gives the purchaser of the option the right to sell, and the issuer of the option the obligation to buy, the underlying asset during the option period. A call option gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying asset during the option period.

The price of an option included in the Benchmark Index reflects several factors, including:

■	aggregate trading prices of the NASDAQ-100 Securities,
■	exposure to interest rate changes, and
■	expected dividend values.

The Benchmark Index consists of a series of option contracts that, when combined together, are designed to eliminate the effect of changes in the trading prices of NASDAQ-100 Securities and the effect of interest rate changes on the prices of the option contracts included in the Benchmark Index. As a result, the value of the Benchmark Index is designed to change based primarily on changes in the expected dividend values reflected in the options’ prices. These option combinations are designed to reflect expected dividend values and eliminate the Benchmark Index’s exposure to changes in the trading prices of NASDAQ-100 Securities as illustrated below.

This combination of option contracts is often referred to as a “jelly roll.” A typical jelly roll is created by buying and selling four options at the same time, at the same strike price, on the same underlying asset; in this case, either options on the NASDAQ-100 Index or options on a NASDAQ-100 Index ETF. The first combination consists of selling a call and buying a put at the same strike price with a longer-dated maturity (the “Longer-Dated Combination”). The second combination consists of buying a call and selling a put at the same strike price but with a shorter-dated maturity (the “Shorter-Dated Combination”). The simultaneous purchase of the Shorter-Dated Combination and Longer-Dated Combination at the same strike price is designed to eliminate the effect of changes in the trading prices of the NASDAQ-100 Securities on the price of each option. As a result, changes in the aggregate trading prices of NASDAQ-100 Securities should not change the value of the Benchmark Index.

The Shorter-Dated Combination and Longer-Dated Combination do not, however, eliminate exposure to interest rate changes or changes in the expected dividend values reflected in the prices of the options. The Benchmark Index includes additional offsetting option contracts designed to eliminate the options’ exposure to interest rate changes, leaving exposure to the expected dividend values in the prices of each option contract. The value of the Benchmark Index therefore is designed to change in accordance with changes in the expected dividend values reflected in the prices of the option contracts, without the effect of trading prices or interest rate changes. As market expectations for dividends change over time, changes in the expected dividend values reflected in the options’ prices between the expiration of the Shorter-Dated Combination and the expiration of the Longer-Dated Combination change the value of the Benchmark Index.

Reality Shares ETF Trust Prospectus   27

Before making an investment in the Fund you should know:

■	The Fund will generally have a positive rate of return if the actual future growth in dividends exceeds the expected growth in dividends as reflected in the market prices at which the Fund buys and sells the option contracts that are used to implement the Fund’s investment strategy.
■	The Fund generally will have a zero rate of return, excluding fees and transaction costs, if the actual future growth in dividends equals the expected growth in dividends as reflected in the market prices at which the Fund buys and sells the option contracts that are used to implement the Fund’s investment strategy, even though actual dividends may have grown during the holding period of this investment.
■	The Fund generally will have a negative rate of return if the actual future growth in dividends is below the expected growth in dividends as reflected in the market prices at which the Fund buys and sells the option contracts that are used to implement the Fund’s investment strategy, even though actual dividends may have grown during the holding period of this investment.
■	Unlike more traditional products, the Fund does not seek returns based on appreciation in the stock market price of equity securities. This means that the returns on your Fund investment are not intended to correlate to the returns of the overall stock market (for example, the value of your Fund investment may go down when overall equity markets go up, or vice versa).
■	The Fund does not produce qualified dividend income and is not an appropriate investment if you are seeking dividend income.
■	The investment returns of the Fund are treated for tax purposes as ordinary income or capital gains or losses, as applicable. See the section of this Prospectus entitled “Taxes” for more information.

Correlation of Actual and Expected Dividend Values

The Adviser’s research indicates there historically has been a high correlation between the aggregate value of actual dividend payments made on NASDAQ-100 Securities and the expected dividend value reflected in the prices of NASDAQ-100 Index options, and accordingly, the Benchmark Index. While actual dividend value and expected dividend value may at times differ significantly, the following diagrams present three scenarios illustrating the potential impact of changes in the value of actual dividend payments on the expected dividend values reflected in the prices of the option combinations and how this may change the value of the Benchmark Index. The following diagrams do not represent all market scenarios, but are presented to show the potential relationship between actual dividend values and expected dividend values in accordance with the Adviser’s research. The diagrams do not represent the actual performance of the Fund.

The Black Dot in each diagram represents the starting (or purchased) expected dividend value reflected in the prices of the option combinations included in the Benchmark Index. The Gray Dot represents the actual dividend value on the same day. The Square reflects the point in time when the actual dividend value and expected dividend value converge.

28   Reality Shares ETF Trust Prospectus

Scenario 1: Actual dividend value increases and exceeds expected dividend value.

In this scenario, actual dividend value grows over time and pulls the expected dividend value reflected in the prices of the option combinations up from the starting (or purchased) value. It is expected the Benchmark Index value will increase commensurate to a level where the expected dividend value reflected in the prices of the option combinations exceed the starting (or purchased) value.

Scenario 2: Actual dividend value decreases and expected dividend value also decreases.

In this scenario, actual dividend value decreases over time and pulls the expected dividend value reflected in the prices of the option combinations below the starting (or purchased) value. It is expected the Benchmark Index value will decrease commensurate to a level where the expected dividend value reflected in the prices of the option combinations fall from the starting (or purchased) value.

Reality Shares ETF Trust Prospectus   29

Scenario 3: Actual dividend value increases but is below expected dividend value.

In this scenario, actual dividend value increases but to a level that is still below the expected dividend value reflected in the prices of the option combinations. It is expected the Benchmark Index value will decrease.

Under normal circumstances, at least 80% of the Fund’s assets (other than collateral held from securities lending, if any) will be invested in the options included in the Benchmark Index. The Fund generally uses a representative sampling investment approach to track the performance of the Benchmark Index. This means that the Fund invests in a subset, or “sample,” of the options included in the Benchmark Index and whose performance characteristics match the general performance characteristics of the Benchmark Index as a whole. For this reason, the statements made herein concerning the option contracts included in the Benchmark Index and the performance of the Benchmark Index apply to the Fund unless otherwise expressly noted.

Investments in Other Instruments

The Fund reserves the right to invest up to 20% of its assets in equity securities and other derivative instruments relating to the Benchmark Index that the Adviser believes will help the Fund track the Benchmark Index (and not for the purpose of producing dividend income). In simplest terms, a “derivative” is an instrument, such as swap contract or futures contract, whose value is derived from an underlying reference asset, such as an interest rate or index. The Fund may engage in swap transactions in order to gain exposure to the expected dividend value of NASDAQ-100 Securities or to eliminate the impact to the Fund’s portfolio of price fluctuations associated with NASDAQ-100 Securities. The Fund may enter into interest rate swap transactions and futures transactions designed to eliminate the impact of changing interest rates on the value of the Fund’s investments.

Diversification

The Fund is considered to be “non-diversified” under the Investment Company Act of 1940, as amended, and may invest in fewer instruments or in the securities of fewer issuers than a diversified fund. To the extent the Fund’s Benchmark Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Benchmark Index.

Principal Risks

As with all investments, the value of your investment in the Fund can be expected to go up or down. You can lose money on your investment, including the possible loss of the entire principal amount of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risk factors affecting your investments in the Fund are set forth below. Each of these factors could cause the value of an investment in the Fund to decline over short- or long-term periods.

Dividend Payout Risk — The success of the Fund’s investment strategy is highly dependent on the expected dividend values reflected in the prices of the option contracts held by the Fund. The value of an investment in the Fund will decrease, and you could lose money, if the expected dividend values reflected in the prices of

30   Reality Shares ETF Trust Prospectus

the option contracts in the Fund’s portfolio decrease. This generally will occur if the value of actual dividends paid on NASDAQ-100 Securities goes down. The aggregate value of actual dividends paid on NASDAQ-100 Securities and expected dividend values reflected in the prices of the Fund’s options may be lower for a variety of reasons, including an actual or potential decline in the health of the overall economy, lower corporate earnings levels, changes to corporate dividend policies, fluctuating interest rates and other factors. Each of these factors could have a negative impact on the value of the actual dividend payments on NASDAQ-100 Securities and the expected dividend values reflected in the prices of the Fund’s option contracts and could have a negative impact on Fund returns. Further, the expected dividend value reflected in the price of an option reflects only ordinary dividends and does not reflect the issuance of special dividends. Therefore, the value of your investment in the Fund is not expected to increase in response to the issuance of any special dividends paid on NASDAQ-100 Securities. In addition, as of the date of this prospectus, the dividends paid on ten NASDAQ-100 Securities accounted for approximately 75% of the value of actual dividends paid on all NASDAQ-100 Securities, although such ratio may be higher or lower on any particular day. If any of the issuers of such NASDAQ-100 Securities determined to reduce the value of dividends paid or cease issuing dividends altogether, the value of your investment could decrease, possibly significantly.

Dividend Volatility Risk — The value of actual dividend payments on NASDAQ-100 Securities and the expected dividend values reflected in the prices of the Fund’s option contracts are not constant and will vary from year to year and quarter to quarter. Companies and industries that have historically paid dividends may lower their dividends or may cease making such payments altogether. These changes can happen without warning and the variation in the value of actual dividends and expected dividend values from quarter to quarter or year to year can be significant. Furthermore, as with other securities based on future values, the expected dividend values reflected in the prices of the listed option contracts held by the Fund, may go up or down as a result of uncertainty of information, perceived differences in the value of the contracts over time, changes in supply and demand, and other factors. Each of these factors could have a negative impact on the performance of the Fund and cause Fund returns to vary significantly (i.e., go up or down) from period to period.

Dividend Isolation Strategy Risk — The investment returns of the Fund are based primarily on the change in expected dividend values reflected in the prices of the options held by the Fund. More specifically, the investment returns of the Fund generally are expected to increase (or decrease) as actual dividend payments on NASDAQ-100 Securities increase (or decrease) and these changes cause the expected dividend values reflected in the prices of the options held by the Fund to increase (or decrease) over time. There can be no guarantees that this investment strategy will be successful or that this strategy will produce positive investment returns. Furthermore, although the Adviser’s research indicates the value of actual dividend payments has historically been highly correlated to expected dividend values, there can be no guarantee that this correlation will continue or that the Fund’s investment returns will be highly correlated to the value of actual dividends paid on NASDAQ-100

Securities over short or even long periods. Factors other than the value of actual dividends paid may, from time to time, cause an increase or decrease in the expected dividend values reflected in the prices of the Fund’s options. For example, as with other types of market projections, expected dividend values reflected in the price of an option may go up or down as a result of uncertainty of information and perceived differences in value, changes in supply and demand or in response to market and other events, such as corporate earnings announcements, changing interest rates or potential economic or political developments. Although it is anticipated that actual dividends payments and expected dividend values will be highly correlated, there may be instances where the value of actual dividends paid on NASDAQ-100 Securities increases, but the expected dividend value reflected in the prices of the option contracts held by the Fund decreases. This would have a negative impact on the Fund’s performance and could cause you to lose money.

Index Tracking Error Risk — As with all index funds, the performance of the Fund may vary from the performance of the Benchmark Index as a result of Fund fees and expenses, the use of representative sampling and other factors. Therefore, although the performance of the Fund is designed to track the expected dividend value reflected in the prices of the options included in the Benchmark Index, there can be no guarantees that the Fund will achieve this objective.

Interest Rate Risk — The principal components of the value of an option held by the Fund are the trading prices of the NASDAQ-100 Securities, expected dividend value and interest rate exposure. By combining individual options through a series of transactions known as a “jelly roll,” the impact of market price is designed to be eliminated, while leaving exposure to expected dividend values, interest rates and carrying costs on the underlying security. Generally, if left unhedged, the value of a jelly roll option combination held by the Fund would be expected to decrease if interest rates rise and to increase if interest rates fall. The Fund’s

Reality Shares ETF Trust Prospectus   31

other portfolio holdings also may be subject to interest rate risk such that the value of such holdings may decrease if interest rates increase. The Fund seeks to hedge or eliminate the impact of changing interest rates and carrying costs on the value of its portfolio holdings through the use of additional offsetting option combinations, or swaps and futures contracts. However, there can be no guarantees that the Fund’s hedging strategies will be successful. The interest rate hedge may not fully capture the rate associated with carrying costs. To the extent these strategies are not successful, the value of the Fund could increase or decrease based on changes in interest rates and carrying costs, and you could lose money.

Investments in Other ETFs Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities of the ETF, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. The shares of certain ETFs may trade at a premium or discount to their intrinsic value. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Liquidity Risk — Liquidity risk is the risk that certain instruments may be difficult or impossible to buy or sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. With respect to options, shorter-dated options (i.e., options exercisable in the near future) may be more liquid than longer-dated options (i.e., options exercisable at a later date). Even though the options held by the Fund are traded on an exchange, there can be no guarantee that such trading markets will be liquid at all times.

Market Risk — Market risk is the risk that the market price of a security may move up and down, sometimes rapidly and unpredictably. The market prices of the options held by the Fund are influenced by many factors. Although the Fund seeks to limit the influence of all such factors other than the expected dividend value reflected in the prices of the options in its portfolio, there can be no guarantees these strategies will be successful. As a result, the performance of the Fund could vary from its stated objective and you could lose money.

New Fund Risk — The Fund is new, and the Adviser has a limited history of managing ETFs. Accordingly, there is a risk that the Fund may not employ a successful investment strategy or successfully implement its strategy and that the Fund may fail to attract sufficient assets under management to realize economies of scale. As a result, the performance of the Fund could vary from its stated objective and you could lose money.

Non-Correlation Risk — The Fund is not designed to produce investment returns based on the stock market price of NASDAQ-100 Securities. This means that the returns on your Fund investment are not intended to correlate to the stock market returns of NASDAQ-100 Securities or equity securities in general. The value of your Fund investment may go down when the stock market return of NASDAQ-100 Securities or equity securities in general are up.

Non-Diversification Risk — The Fund is non-diversified, which means that it may invest in fewer instruments or issuers than a diversified fund. As a result, the Fund may be more susceptible to a single adverse economic or other occurrence and may therefore be more volatile than a more diversified fund.

Shares of the Fund May Trade at Prices Other Than NAV — As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although market prices for Fund shares generally are expected to closely correspond to the Fund’s net asset value (“NAV”), it is expected that, as with all ETFs, there will be times when the market price of the Fund’s shares are higher or lower than the NAV of such shares. The risk that shares of the Fund may trade at prices other than NAV is heightened in times of market stress or volatility. There can be no guarantee that an active market for Fund shares will develop or be maintained.

Tax Risk — The Fund’s investments in derivative instruments, such as swaps, futures or option contracts, tied to dividend returns, will generally not generate income eligible to be treated as qualified dividend income subject to lower capital gains rates when received by individual shareholders or be eligible for the dividends-received deduction when received by corporate shareholders. There is also uncertainty regarding characterization of the Fund’s investments in derivative instruments with respect to the income and asset diversification tests applicable to the Fund’s qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended. If the IRS were to issue public guidance that results in an adverse determination relating to the treatment of the Fund’s investments in such complex securities, it could fail to qualify as a regulated investment company and may likely need to significantly change its investment strategies, which could adversely affect the Fund. If the Fund fails to qualify as a regulated investment

32   Reality Shares ETF Trust Prospectus

company, it would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions would generally be taxable as dividends. Please see the Fund’s Statement of Additional Information (“SAI”) for a more detailed discussion, including the availability of relief for certain de minimus failures by the Fund to qualify as a regulated investment company.

Use of Derivatives Risk — Investments in options, swaps, forward contracts and futures contracts are subject to a number of risks, including correlation risk, interest rate risk, market risk, leverage risk and liquidity risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the derivative’s underlying reference asset, rate or index. Interest rate risk and market risk are described above. Leverage risk is the risk that the use of a derivative will amplify the effects of market volatility on the Fund’s share price or cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations pursuant to the derivative contract. The Fund’s derivative investments will be consistent with its investment objective and will not be used to produce leveraged returns. The Fund will not borrow to produce leverage. Liquidity risk is described above. The Fund’s use of forward contracts and swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these factors could have a negative impact on the Fund’s ability to implement its investment strategy, could cause the Fund to lose money and could have a negative impact on the value of your investment.

Volatility Risk — The prices of the options contracts held by the Fund, and, therefore, the value of your investment, may change rapidly and without warning throughout the trading day.

Performance Information

The Fund has not yet been issued and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the Fund’s performance to a broad measure of market performance.

Investment Adviser

Reality Shares Advisors, LLC

Portfolio Manager

Eric Ervin, President of the Adviser, has managed the Fund since its inception.

Purchase and Sale of Fund Shares

As with all ETFs, the Fund’s shares are listed on national securities exchanges, are bought and sold through broker-dealers and may not be purchased or redeemed directly with the Fund. The Fund’s shares trade in the secondary market at market prices, which may be different from the Fund’s NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions or other charges when buying or selling shares of the Fund through a broker-dealer.

The Fund issues and redeems shares at NAV only in large blocks of 25,000 shares or more (“Creation Units”) and only with large institutional investors that have entered into an agreement with the Fund’s distributor in exchange for the deposit or delivery of a basket of securities and/or cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Reality Shares ETF Trust Prospectus   33

Reality Shares DIVS Index ETF

Investment Objective

The investment objective of the Reality Shares DIVS Index ETF (the “Fund”) is to track the performance of the Reality Shares DIVS Index (the “Benchmark Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.85%
1	Other Expenses are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years
	$95	$296

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, portfolio turnover information is not available.

Principal Investment Strategies

Overview of Principal Investment Strategies

The Fund seeks to track the performance, before fees and expenses, of the Benchmark Index. The Benchmark Index was developed by Reality Shares, Inc., the parent company of the Adviser. The Benchmark Index is comprised of listed index options on the S&P 500 Index and listed options on exchange traded funds (“ETFs”) designed to track the S&P 500 Index. The Benchmark Index is designed to provide exposure to the aggregate value of ordinary dividends expected to be paid on the securities included in the S&P 500 Index (“S&P 500 Securities”). These are sometimes referred to as “expected dividend values.” The Adviser believes expected dividend values generally correspond to the aggregate value of actual dividend payments on the S&P 500 Securities. These are sometimes referred to as “actual dividend values.” Unlike more traditional products, the Fund does not seek to produce returns based on the appreciation in the stock market price of S&P 500 Securities. Instead, the Fund, by investing in the options included in the Benchmark Index, seeks to produce returns based primarily on increases in the expected dividend values of S&P 500 Securities. The Benchmark Index is described in more detail below.

Description of the Benchmark Index

An option contract is a type of financial contract in which the purchaser of the contract has the right, but not the obligation, to buy (call) or sell (put) a financial asset, such as an index or ETF, at an agreed-upon price,

34   Reality Shares ETF Trust Prospectus

known as the “strike price,” during a specific time period or on a specific exercise date. The seller of an option contract has a corresponding obligation to sell or buy, as applicable, the financial asset at the strike price during the option period or on the exercise date. A put option gives the purchaser of the option the right to sell, and the issuer of the option the obligation to buy, the underlying asset during the option period. A call option gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying asset during the option period.

The price of an option included in the Benchmark Index reflects several factors, including:

■	aggregate trading prices of the S&P 500 Securities,
■	exposure to interest rate changes, and
■	expected dividend values.

The Benchmark Index consists of a series of option contracts that, when combined together, are designed to eliminate the effect of changes in the trading prices of S&P 500 Securities and the effect of interest rate changes on the prices of the option contracts included in the Benchmark Index. As a result, the value of the Benchmark Index is designed to change based primarily on changes in the expected dividend values reflected in the options’ prices. These option combinations are designed to reflect expected dividend values and eliminate the Benchmark Index’s exposure to changes in the trading prices of S&P 500 Securities as illustrated below.

This combination of option contracts is often referred to as a “jelly roll.” A typical jelly roll is created by buying and selling four options at the same time, at the same strike price, on the same underlying asset; in this case, either options on the S&P 500 Index or options on an S&P 500 Index ETF. The first combination consists of selling a call and buying a put at the same strike price with a longer-dated maturity (the “Longer-Dated Combination”). The second combination consists of buying a call and selling a put at the same strike price but with a shorter-dated maturity (the “Shorter-Dated Combination”). The simultaneous purchase of the Shorter-Dated Combination and Longer-Dated Combination at the same strike price is designed to eliminate the effect of changes in the trading prices of the S&P 500 Securities on the price of each option. As a result, changes in the aggregate trading prices of S&P 500 Securities should not change the value of the Benchmark Index.

The Shorter-Dated Combination and Longer-Dated Combination do not, however, eliminate exposure to interest rate changes or changes in the expected dividend values reflected in the prices of the options. The Benchmark Index includes additional offsetting option contracts designed to eliminate the options’ exposure to interest rate changes, leaving exposure to the expected dividend values in the prices of each option contract. The value of the Benchmark Index therefore is designed to change in accordance with changes in the expected dividend values reflected in the prices of the option contracts, without the effect of trading prices or interest rate changes. As market expectations for dividends change over time, changes in the expected dividend values reflected in the options’ prices between the expiration of the Shorter-Dated Combination and the expiration of the Longer-Dated Combination change the value of the Benchmark Index.

Before making an investment in the Fund you should know:

■	The Fund will generally have a positive rate of return if the actual future growth in dividends exceeds the expected growth in dividends as reflected in the market prices at which the Fund buys and sells the option contracts that are used to implement the Fund’s investment strategy.

Reality Shares ETF Trust Prospectus   35

■	The Fund generally will have a zero rate of return, excluding fees and transaction costs, if the actual future growth in dividends equals the expected growth in dividends as reflected in the market prices at which the Fund buys and sells the option contracts that are used to implement the Fund’s investment strategy, even though actual dividends may have grown during the holding period of this investment.
■	The Fund generally will have a negative rate of return if the actual future growth in dividends is below the expected growth in dividends as reflected in the market prices at which the Fund buys and sells the option contracts that are used to implement the Fund’s investment strategy, even though actual dividends may have grown during the holding period of this investment.
■	Unlike more traditional products, the Fund does not seek returns based on appreciation in the stock market price of equity securities. This means that the returns on your Fund investment are not intended to correlate to the returns of the overall stock market (for example, the value of your Fund investment may go down when overall equity markets go up, or vice versa).
■	The Fund does not produce qualified dividend income and is not an appropriate investment if you are seeking dividend income.
■	The investment returns of the Fund are treated for tax purposes as ordinary income or capital gains or losses, as applicable. See the section of this Prospectus entitled “Taxes” for more information.

Correlation of Actual and Expected Dividend Values

The Adviser’s research indicates there historically has been a high correlation between the aggregate value of actual dividend payments made on S&P 500 Securities and the expected dividend value reflected in the prices of S&P 500 Index options, and accordingly, the Benchmark Index. While actual dividend value and expected dividend value may at times differ significantly, the following diagrams present three scenarios illustrating the potential impact of changes in the value of actual dividend payments on the expected dividend values reflected in the prices of the option combinations and how this may change the value of the Benchmark Index. The following diagrams do not represent all market scenarios, but are presented to show the potential relationship between actual dividend values and expected dividend values in accordance with the Adviser’s research. The diagrams do not represent the actual performance of the Fund.

The Black Dot in each diagram represents the starting (or purchased) expected dividend value reflected in the prices of the option combinations included in the Benchmark Index. The Gray Dot represents the actual dividend value on the same day. The Square reflects the point in time when the actual dividend value and expected dividend value converge.

Scenario 1: Actual dividend value increases and exceeds expected dividend value.

In this scenario, actual dividend value grows over time and pulls the expected dividend value reflected in the prices of the option combinations up from the starting (or purchased) value. It is expected the Benchmark Index value will increase commensurate to a level where the expected dividend value reflected in the prices of the option combinations exceed the starting (or purchased) value.

36   Reality Shares ETF Trust Prospectus

Scenario 2: Actual dividend value decreases and expected dividend value also decreases.

In this scenario, actual dividend value decreases over time and pulls the expected dividend value reflected in the prices of the option combinations below the starting (or purchased) value. It is expected the Benchmark Index value will decrease commensurate to a level where the expected dividend value reflected in the prices of the option combinations fall from the starting (or purchased) value.

Scenario 3: Actual dividend value increases but is below expected dividend value.

In this scenario, actual dividend value increases but to a level that is still below the expected dividend value reflected in the prices of the option combinations. It is expected the Benchmark Index value will decrease.

Under normal circumstances, at least 80% of the Fund’s assets (other than collateral held from securities lending, if any) will be invested in the options included in the Benchmark Index. The Fund generally uses a representative sampling investment approach to track the performance of the Benchmark Index. This means that the Fund invests in a subset, or “sample,” of the options included in the Benchmark Index and whose performance characteristics match the general performance characteristics of the Benchmark Index as a whole. For this reason, the statements made herein concerning the option contracts included in the Benchmark Index and the performance of the Benchmark Index apply to the Fund unless otherwise expressly noted.

Investments in Other Instruments

The Fund reserves the right to invest up to 20% of its assets in equity securities and other derivative instruments relating to the Benchmark Index that the Adviser believes will help the Fund track the Benchmark Index (and not for the purpose of producing dividend income). In simplest terms, a “derivative” is an instrument, such as swap contract or futures contract, whose value is derived from an underlying reference

Reality Shares ETF Trust Prospectus   37

asset, such as an interest rate or index. The Fund may engage in swap transactions in order to gain exposure to the expected dividend value of S&P 500 Securities or to eliminate the impact to the Fund’s portfolio of price fluctuations associated with S&P 500 Securities. The Fund may enter into interest rate swap transactions and futures transactions designed to eliminate the impact of changing interest rates on the value of the Fund’s investments.

Diversification

The Fund is considered to be “non-diversified” under the Investment Company Act of 1940, as amended, and may invest in fewer instruments or in the securities of fewer issuers than a diversified fund. To the extent the Fund’s Benchmark Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Benchmark Index.

Principal Risks

As with all investments, the value of your investment in the Fund can be expected to go up or down. You can lose money on your investment, including the possible loss of the entire principal amount of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risk factors affecting your investments in the Fund are set forth below. Each of these factors could cause the value of an investment in the Fund to decline over short- or long-term periods.

Dividend Payout Risk — The success of the Fund’s investment strategy is highly dependent on the expected dividend values reflected in the prices of the option contracts held by the Fund. The value of an investment in the Fund will decrease, and you could lose money, if the expected dividend values reflected in the prices of the option contracts in the Fund’s portfolio decrease. This generally will occur if the value of actual dividends paid on S&P 500 Securities goes down. The value of actual dividends paid on S&P 500 Securities and expected dividend values reflected in the prices of the Fund’s options may be lower for a variety of reasons, including an actual or potential decline in the health of the overall economy, lower corporate earnings levels, changes to corporate dividend policies, fluctuating interest rates and other factors. Each of these factors could have a negative impact on the value of the actual dividend payments on S&P 500 Securities and the expected dividend values reflected in the prices of the Fund’s option contracts and could have a negative impact on Fund returns. Further, the expected dividend value reflected in the price of an option reflects only ordinary dividends and does not reflect the issuance of special dividends. Therefore, the value of your investment in the Fund is not expected to increase in response to the issuance of any special dividends paid on S&P 500 Securities.

Dividend Volatility Risk — The value of actual dividend payments on S&P 500 Securities and the expected dividend values reflected in the prices of the Fund’s option contracts are not constant and will vary from year to year and quarter to quarter. Companies and industries that have historically paid dividends may lower their dividends or may cease making such payments altogether. These changes can happen without warning and the variation in the value of actual dividends and expected dividend values from quarter to quarter or year to year can be significant. Furthermore, as with other securities based on future values, the expected dividend values reflected in the prices of the listed option contracts held by the Fund, may go up or down as a result of uncertainty of information, perceived differences in the value of the contracts over time, changes in supply and demand, and other factors. Each of these factors could have a negative impact on the performance of the Fund and cause Fund returns to vary significantly (i.e., go up or down) from period to period.

Dividend Isolation Strategy Risk — The investment returns of the Fund are based primarily on the change in expected dividend values reflected in the prices of the options held by the Fund. More specifically, the investment returns of the Fund generally are expected to increase (or decrease) as actual dividend payments on S&P 500 Securities increase (or decrease) and these changes cause the expected dividend values reflected in the prices of the options held by the Fund to increase (or decrease) over time. There can be no guarantees that this investment strategy will be successful or that this strategy will produce positive investment returns. Furthermore, although the Adviser’s research indicates the value of actual dividend payments has historically been highly correlated to expected dividend values, there can be no guarantee that this correlation will continue or that the Fund’s investment returns will be highly correlated to the value of actual dividends paid on S&P 500 Securities over short or even long periods. Factors other than the value of actual dividends paid may, from time to time, cause an increase or decrease in the expected dividend values reflected in the prices of the Fund’s options. For example, as with other types of market projections, expected dividend values reflected in the price of an option may go up or down as a result of uncertainty of information and perceived

38   Reality Shares ETF Trust Prospectus

differences in value, changes in supply and demand or in response to market and other events, such as corporate earnings announcements, changing interest rates or potential economic or political developments. Although it is anticipated that actual dividends payments and expected dividend values will be highly correlated, there may be instances where the value of actual dividends paid on S&P 500 Securities increases, but the expected dividend value reflected in the prices of the option contracts held by the Fund decreases. This would have a negative impact on the Fund’s performance and could cause you to lose money.

Index Tracking Error Risk — As with all index funds, the performance of the Fund may vary from the performance of the Benchmark Index as a result of Fund fees and expenses, the use of representative sampling and other factors. Therefore, although the performance of the Fund is designed to track the expected dividend value reflected in the prices of the options included in the Benchmark Index, there can be no guarantees that the Fund will achieve this objective.

Interest Rate Risk — The principal components of the value of an option held by the Fund are the trading prices of the S&P 500 Securities, expected dividend value and interest rate exposure. By combining individual options through a series of transactions known as a “jelly roll,” the impact of market price is designed to be eliminated, while leaving exposure to expected dividend values, interest rates and carrying costs on the underlying security. Generally, if left unhedged, the value of a jelly roll option combination held by the Fund would be expected to decrease if interest rates rise and to increase if interest rates fall. The Fund’s other portfolio holdings also may be subject to interest rate risk such that the value of such holdings may decrease if interest rates increase. The Fund seeks to hedge or eliminate the impact of changing interest rates and carrying costs on the value of its portfolio holdings through the use of additional offsetting option combinations, or swaps and futures contracts. However, there can be no guarantees that the Fund’s hedging strategies will be successful. The interest rate hedge may not fully capture the rate associated with carrying costs. To the extent these strategies are not successful, the value of the Fund could increase or decrease based on changes in interest rates and carrying costs, and you could lose money.

Investments in Other ETFs Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities of the ETF, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. The shares of certain ETFs may trade at a premium or discount to NAV. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Liquidity Risk — Liquidity risk is the risk that certain instruments may be difficult or impossible to buy or sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. With respect to options, shorter-dated options (i.e., options exercisable in the near future) may be more liquid than longer-dated options (i.e., options exercisable at a later date). Even though the options held by the Fund are traded on an exchange, there can be no guarantee that such trading markets will be liquid at all times.

Market Risk — Market risk is the risk that the market price of a security may move up and down, sometimes rapidly and unpredictably. The market prices of the options held by the Fund are influenced by many factors. Although the Fund seeks to limit the influence of all such factors other than the expected dividend value reflected in the prices of the options in its portfolio, there can be no guarantees these strategies will be successful. As a result, the performance of the Fund could vary from its stated objective and you could lose money.

New Fund Risk — The Fund is new, and the Adviser has a limited history of managing ETFs. Accordingly, there is a risk that the Fund may not employ a successful investment strategy or successfully implement its strategy and that the Fund may fail to attract sufficient assets under management to realize economies of scale. As a result, the performance of the Fund could vary from its stated objective and you could lose money.

Non-Correlation Risk — The Fund is not designed to produce investment returns based on the stock market price of S&P 500 Securities. This means that the returns on your Fund investment are not intended to correlate to the stock market returns of S&P 500 Securities or equity securities in general. The value of your Fund investment may go down when the stock market return of S&P 500 Securities or equity securities in general are up.

Non-Diversification Risk — The Fund is non-diversified, which means that it may invest in fewer instruments or issuers than a diversified fund. As a result, the Fund may be more susceptible to a single adverse economic or other occurrence and may therefore be more volatile than a more diversified fund.

Reality Shares ETF Trust Prospectus   39

Shares of the Fund May Trade at Prices Other Than NAV — As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although market prices for Fund shares generally are expected to closely correspond to the Fund’s net asset value (“NAV”), it is expected that, as with all ETFs, there will be times when the market price of the Fund’s shares are higher or lower than the NAV of such shares. The risk that shares of the Fund may trade at prices other than NAV is heightened in times of market stress or volatility. There can be no guarantee that an active market for Fund shares will develop or be maintained.

Tax Risk — The Fund’s investments in derivative instruments, such as swaps, futures or option contracts, tied to dividend returns, will generally not generate income eligible to be treated as qualified dividend income subject to lower capital gains rates when received by individual shareholders or be eligible for the dividends-received deduction when received by corporate shareholders. There is also uncertainty regarding characterization of the Fund’s investments in derivative instruments with respect to the income and asset diversification tests applicable to the Fund’s qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended. If the IRS were to issue public guidance that results in an adverse determination relating to the treatment of the Fund’s investments in such complex securities, it could fail to qualify as a regulated investment company and may likely need to significantly change its investment strategies, which could adversely affect the Fund. If the Fund fails to qualify as a regulated investment company, it would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions would generally be taxable as dividends. Please see the Fund’s Statement of Additional Information (“SAI”) for a more detailed discussion, including the availability of relief for certain de minimus failures by the Fund to qualify as a regulated investment company.

Use of Derivatives Risk — Investments in options, swaps, forward contracts and futures contracts are subject to a number of risks, including correlation risk, interest rate risk, market risk, leverage risk and liquidity risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the derivative’s underlying reference asset, rate or index. Interest rate risk and market risk are described above. Leverage risk is the risk that the use of a derivative will amplify the effects of market volatility on the Fund’s share price or cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations pursuant to the derivative contract. The Fund’s derivative investments will be consistent with its investment objective and will not be used to produce leveraged returns. The Fund will not borrow to produce leverage. Liquidity risk is described above. The Fund’s use of forward contracts and swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these factors could have a negative impact on the Fund’s ability to implement its investment strategy, could cause the Fund to lose money and could have a negative impact on the value of your investment.

Volatility Risk — The prices of the options contracts held by the Fund, and, therefore, the value of your investment, may change rapidly and without warning throughout the trading day.

Performance Information

The Fund has not commenced investment operations and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the Fund’s performance to a broad measure of market performance.

Investment Adviser

Reality Shares Advisors, LLC

Portfolio Manager

Eric Ervin, President of the Adviser, has managed the Fund since its inception.

Purchase and Sale of Fund Shares

As with all ETFs, each individual Fund’s shares are listed on national securities exchanges, are bought and sold through broker-dealers and may not be purchased or redeemed directly with the Funds. Each Fund’s shares trade in the secondary market at market prices, which may be different from a Fund’s NAV. As a result, a Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a

40   Reality Shares ETF Trust Prospectus

discount). Most investors will incur customary brokerage commissions or other charges when buying or selling shares of the Funds through a broker-dealer.

The Funds issue and redeem shares at NAV only in large blocks of 25,000 shares or more (“Creation Units”) and only with large institutional investors that have entered into an agreement with the Funds’ distributor in exchange for the deposit or delivery of a basket of securities and/or cash. Except when aggregated in Creation Units, shares of the Funds are not redeemable securities.

Tax Information

The Funds’ distributions are taxable and will generally be taxed as ordinary income or capital gains.

Reality Shares ETF Trust Prospectus   41

More Information About Each Fund’s Investment Objective, Principal Investment Strategies and Principal Risks

More Information About Each Fund’s Investment Objective

Each Fund’s investment objective is non-fundamental and may be changed by the board of trustees (the “Board”) of Reality Shares ETF Trust (the “Trust”) without shareholder approval.

Reality Shares DIVS ETF investment objective is to seek to produce long term capital appreciation.

Reality Shares DIVCON Leaders Dividend ETF investment objective is to seek long term capital appreciation by tracking the performance of the Reality Shares DIVCON Leaders Dividend Index.

Reality Shares DIVCON Dividend Defender ETF investment objective is to seek long term capital appreciation by tracking the performance of the Reality Shares DIVCON Dividend Defender Index.

Reality Shares DIVCON Dividend Guard ETF investment objective is to seek long term capital appreciation by tracking the performance of the Reality Shares DIVCON Dividend Guard Index.

Reality Shares NASDAQ-100 DIVS Index ETF investment objective is to track the performance of the Reality Shares NASDAQ-100 Divs Index.

Reality Shares DIVS Index ETF investment objective is to track the performance of the Reality Shares DIVS Index.

More Information About Each Fund’s Principal Investment Strategies

Below is additional information about the securities and other instruments that the Funds may purchase or sell in connection with its principal investment strategies.

Swaps

Each Fund may engage in swap transactions. In a typical swap transaction, the parties agree to make future payments to each other based on the change in value a specified rate, index, or asset. Swap transactions are usually done on a net basis, the Fund receiving or paying only the net amount of the two payments. Each Fund may engage in dividend swap, total return swap and interest rate swap transactions. In a typical dividend swap transaction, the buyer pays the swap counterparty a negotiated value to receive the difference between the expected dividend value of the underlying stock or index constituents and the actual dividend value paid on the stock or index constituents during the term of the swap contract if the contract was held to maturity. In a typical total return swap, the buyer pays the swap counterparty a premium and is entitled to receive the total return of the underlying security or index, consisting of dividends, capital gains and price appreciation or depreciation. In a typical interest rate swap transaction, one stream of future interest payments is exchanged for another. Such transactions often take the form of an exchange of a fixed payment for a variable payment based on a future interest rate.

Options

Each Fund may enter into option contracts. An option is a type of financial contract in which the purchaser of the contract has the right, but not the obligation, to buy or sell a financial asset, such as a stock, index or ETF, at an agreed upon price known as the “strike price” during a specific period or on a specific date. Each Fund may buy (i.e., hold a “long” position in) and sell (i.e., hold a “short” position in) put and call options. A put option gives the purchaser of the option the right to sell, and the issuer of the option the obligation to buy, the underlying security or index during the option period. A call option gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security or index during the option period.

When a put or call option on a security is exercised, the underlying security is delivered at settlement. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

When a Fund sells an option, it receives premium payments from the option’s purchaser. The Fund retains the premium if the purchaser does not exercise the option before the option’s expiration date. If the purchaser exercises the option, the Fund will pay the purchaser the difference between the value of the underlying index or security and the exercise price of the option. The Fund’s gain or loss when selling an option typically will be

42   Reality Shares ETF Trust Prospectus

determined by the premium, the exercise price and the value of the underlying security or index. At the time of selling a call option, the Fund may cover the call option by owning, among other things: (i) the underlying security or, with respect to an index, the portfolio of securities that corresponds to the index; (ii) a call option on the same security or index with the same or lesser exercise price; (iii) a call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices, or (iv) cash or liquid securities equal to at least the market value of the underlying securities or index. At the time of selling a put option, the Fund may cover the put option by, among other things: (i) purchasing a put option on the same security or index with the same or greater exercise price; (ii) purchasing a put option on the same security or index with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or (iii) maintaining the entire exercise price in cash or liquid securities.

Futures Contracts and Forward Contracts

Each Fund also may invest in exchange listed futures contracts and forward contracts.

Futures contracts, or “futures,” provide for the future sale by one party and purchase by another party of a specified amount of a specific security, index or other asset at a specified future time and at a specified price (with or without delivery required). Futures contracts are standardized contracts traded on a recognized exchange.

Forward contracts, or “forwards,” involve a negotiated obligation to purchase or sell a security, index or other asset at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for the Fund’s account.

Temporary Defensive Measures

The Reality Shares DIVS ETF may, from time to time, invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with its investment objective in attempting to respond to adverse market, economic, political, or other conditions. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity to pursue its investment objective.

Additional Investments

This prospectus describes each Fund’s principal investment strategies and risks, and each Fund will normally invest in the types of securities described in this prospectus. In addition to the instruments and strategies described in this prospectus, each Fund may invest in other instruments, or use other investment strategies to a lesser extent. These instruments and strategies are described in detail in each Fund’s SAI (for information on how to obtain a copy of the SAI see the back cover of this prospectus).

As with all investments, there is no guarantee that the Fund will achieve its investment goal.

More Information About Each Fund’s Principal Risks

Investing in each Fund involves risk. There is no guarantee that any Fund will achieve its goals. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. Each of the below risk factors could cause the value of an investment in a Fund to decline.

Although each Fund’s strategy is designed to produce returns based on the expected dividend value reflected in the prices of its portfolio holdings and to eliminate the impact of changes in trading prices of its portfolio holdings, there is no guarantee this strategy will be successful. The value of your investment in a Fund is based on the value of the instruments the Fund holds. These prices change daily due to economic and other events that affect particular instruments and the market as a whole. These price movements, sometimes called volatility, may be greater or lesser depending on the types of instruments a Fund owns and the markets in which it trades. The impact on a Fund of a change in the value of a single instrument will depend in part on how widely the Fund diversifies its holdings.

The following descriptions provide additional information about some of the risks of investing in the Funds:

Cash Sweep Program Risk — Each Fund may invest in cash sweep programs administered by the Fund’s custodian or another third party through which the Fund’s cash holdings are placed in interest bearing savings accounts or demand deposit accounts at various banks. The vehicle through which a cash sweep program is

Reality Shares ETF Trust Prospectus   43

administered may not be registered under the 1940 Act, in which case the Fund, as an investor in the vehicle, would not be entitled to the protections afforded by the1940 Act. Cash sweep programs may also be subject to counterparty credit risk, which is described below.

Counterparty Credit Risk — Each Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, among others, dividend, total return, index, and interest rate swap agreements. The Fund may use short term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, the default will likely cause the value of your investment in the Fund to decrease. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds seek to mitigate risks by generally requiring that the counterparties for the Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Fund will be exposed to the risks described above. The Fund also generally structures agreements with counterparties to permit either party to terminate the contract without penalty prior to the termination date.

Each Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund, however, will not enter into any agreement with a counterparty unless the Advisor believes that such counterparty is creditworthy. The Adviser considers factors such as counterparty credit ratings and financial statements, among others, when determining whether a counterparty is creditworthy. The Adviser regularly monitors the creditworthiness of each counterparty with which the Fund transacts. The counterparties with which the Fund transacts generally are major, global financial institutions. To the extent the Fund’s financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

Although the counterparty to a centrally cleared swap agreement and/or exchange-traded futures contract is often backed by a futures commission merchant (“FCM”) or clearing organization that is further backed by a group of financial institutions, there may be instances in which the FCM or the clearing organization could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with a clearing organization as well as any gains owed but not paid to the Fund, if the clearing organization becomes insolvent or otherwise fails to perform its obligations. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures and options on futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. Certain swap agreements also may be considered to be illiquid.

Dividend Payout Risk — The value of dividends paid by issuers is not constant and will vary from year to year and quarter to quarter. Companies that have historically paid dividends may lower their dividends or may cease making such payments. The success of each Fund’s strategy is highly dependent on the expected dividend values reflected in the prices of the Fund’s portfolio holdings. A Fund’s returns can be expected to be lower and the Fund may not produce positive investment returns if expected dividend values or actual dividend values remain flat or declines. The aggregate value of actual dividends paid on the securities underlying the Fund’s portfolio holdings and expected dividend values reflected in the prices of the Fund’s portfolio holdings may be lower than expected for a variety of reasons, including an actual or potential decline in the health of the overall economy, lower corporate earnings levels, changes to corporate dividend policies, fluctuating interest rates and other factors. Such declines may be unexpected and can be short term or last for a number of years. Since the value of your investment in the Fund is based largely on the expected dividend values reflected in the prices of the Fund’s portfolio holdings, decreases in the amount of actual dividends paid or expected dividend values generally will adversely affect the value of the Fund and lower your investment

44   Reality Shares ETF Trust Prospectus

return. Further, the expected dividend values reflected in the prices of the Fund’s portfolio holdings reflects only ordinary dividends and does not reflect the issuance of special dividends. Therefore, the value of your investment in a Fund is not expected to increase in response to the issuance of any special dividends.

Dividend Isolation Strategy Risk (Reality Shares DIVS ETF, Reality Shares NASDAQ-100 DIVS Index ETF and Reality Shares DIVS Index ETF only) — Unlike more traditional funds, each Fund does not seek investment returns based on increases in the secondary market trading price of their portfolio holdings over short or long periods of time. Instead, each Fund seeks to produce investment returns based on strategies designed to provide exposure to the expected dividend values reflected in the prices of their portfolio holdings. The value of an investment in the Fund is generally expected to increase as the expected dividend values reflected in the prices of its portfolio holdings goes up. The value of an investment in a Fund is generally expected to decrease as the expected dividend values reflected in the prices of its portfolio holdings goes down. The value of an investment in a Fund is not intended to track the price returns of the securities underlying its portfolio holdings or general equity market returns. There can be no guarantee that a Fund’s investment strategies will be successful or that this strategy will produce positive investment returns.

ETF Shares Trading Risk — Shares of each Fund are listed on a national securities exchange (the “Exchange”) and typically trade at prices that differ from (and can be below) their NAV. The NAV of Fund shares will fluctuate with changes in the market value of the Fund’s holdings, and the exchange-traded prices of Fund shares may not fully reflect these market values. These differences may be more pronounced at or near the opening of trading on the Exchange, for newer or smaller ETFs, for ETFs that own less liquid securities or in certain market conditions. For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid or volatile markets. These price fluctuations may be significant. Although a Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for Fund shares will develop or be maintained. An unanticipated early closing of the Exchange may result in your inability to buy or sell shares of a Fund on that day. The Exchange may halt trading in Fund shares because of market conditions or other reasons. You may temporarily be unable to purchase or sell shares of the Fund if a trading halt occurs.

Forward Contracts Risk — Each Fund may purchase a forward contract, or a “forward,” which involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage.

Forwards are also subject to credit risk, liquidity risk and leverage risk. Credit risk is the risk that a Fund could lose money if a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of a Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. The use of leverage can amplify the effects of market volatility on a Fund’s share prices and make a Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy their obligations.

Futures Contracts Risk — Each Fund may purchase futures contracts, or “futures,” provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may

Reality Shares ETF Trust Prospectus   45

experience potentially unlimited losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a Fund may be unable to close out their futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of a Fund’s positions in security futures contracts, a Fund may be required to have or make additional funds available to its carrying firm as margin. If a Fund’s account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. A Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund’s positions. The successful use of futures depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Index Tracking Error Risk (Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF and Reality Shares DIVCON Dividend Guard ETF, Reality Shares NASDAQ-100 DIVS Index ETF and Reality Shares DIVS Index ETF only) — As with all index funds, the performance of each Fund may vary from the performance of its respective Benchmark Index as a result of expenses and other factors. This variation typically results from Fund expenses, imperfect correlation and other differences between a Fund’s investments and the Benchmark Index constituents, the timing of cash flows in and out of the Fund, and other factors. These and other factors may cause each Fund’s performance to vary substantially from the performance of its respective Benchmark Index.

Interest Rate Risk (Reality Shares DIVS ETF, Reality Shares NASDAQ-100 DIVS Index ETF and Reality Shares DIVS Index ETF only) — The price each Fund pays when purchasing, or receives when selling, options and other derivatives may be based in part on expected future interest rates. If interest rates rise, or are expected to rise, such instruments may become more expensive for the Fund to purchase. This may negatively impact the performance of a Fund. If interest rates fall or are expected to fall, the contract price of options and other derivatives contract held by the Fund may decrease, in which case the Fund would receive a lower price when selling such instruments. Since the Funds seek to eliminate the impact of price fluctuations on the value of its portfolio, in either case the performance of a Fund would be negatively impacted. A Fund will look to offset the effect of changing interest rates through the use of swaps, option combinations and futures designed to neutralize interest rate exposure.

Investments in Europe Risk (Reality Shares DIVS ETF only) — The Fund’s investments in Europe are subject to the political, social or economic disruptions that occur in Europe, even if such disruptions occur in European countries in which the Fund is not invested. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bailout by the rest of the European Union (“EU”) or debt restructuring. Assistance given to an EU member state may be dependent on a country’s implementation of reforms in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events may adversely affect the economic and market environment in Europe, which in turn may adversely affect the price or liquidity of securities issued by European issuers and therefore may adversely affect the Fund and its investments in or exposure to such securities.

Investments in Japan Risk (Reality Shares DIVS ETF only) — The Fund may invest in Japan. The Japanese economy has recently emerged from a prolonged economic downturn. Since 2000, Japan’s economic growth rate has remained relatively low. Its economy is characterized by government intervention and protectionism, an unstable financial services sector and relatively high unemployment. Japan’s economy is heavily dependent

46   Reality Shares ETF Trust Prospectus

on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, government support of the financial services sector, among other troubled sectors, and consistent government policy. Any changes or trends in these economic factors could have a significant impact on Japan’s economy overall and may negatively affect the Fund’s investment. Japan’s economy is also closely tied to its two largest trading partners, the U.S. and China. Economic volatility in either nation may create volatility for Japan’s economy as well. Additionally, as China has increased its role with Japan as a trading partner, political tensions between the countries has become strained. Any increase or decrease in such tension may have consequences for investment in or exposure to Japanese issuers.

Leverage Risk — Each Fund’s derivative transactions may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Fund’s share prices and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. To the extent a Fund invests in illiquid securities, such investments may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market Risk — Each Fund is subject to the market risk associated with its portfolio holdings. Market risk is the risk that the market price of an instrument may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an instrument type, an industry, a sector or markets as a whole. As a result, the price of a Fund’s investments, and therefore the price of Fund shares, may fluctuate significantly. You could lose money on your investment over short or long periods of time.

New Fund Risk (Reality Shares NASDAQ-100 DIVS Index ETF and Reality Shares DIVS Index ETF only) —  Each Fund is new and has a limited operating history, and the Adviser has a limited history of managing ETFs. Accordingly, investors in a Fund bear the risk that a Fund may not employ a successful investment strategy or successfully implement its strategy, and that a Fund may fail to attract sufficient assets under management to realize economies of scale. These factors could have a negative impact on a Fund’s performance and, if they persist over time, could result in a Fund being liquidated. While shareholders would be provided with prior notice of liquidation, liquidation does not require shareholder approval, may occur at a time that may not be favorable for all shareholders and could have negative tax consequences for shareholders.

Options Risk — Each Fund may utilize various options strategies, and, therefore, a Fund is subject to options risk. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. For example, an option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Shares of the Fund May Trade at Prices Other Than NAV — As with all ETFs, each Fund’s shares may be bought and sold in the secondary market at market prices. Although market prices for Fund shares generally are expected to closely correspond to a Fund’s NAV, it is expected that, as with all ETFs, there will be times when the market price of a Fund’s shares are higher or lower than the NAV of such shares. This may be especially true during periods where the trading volume of the Fund’s shares is low. The risk that shares of the

Reality Shares ETF Trust Prospectus   47

Fund may trade at prices other than NAV is heightened in times of market stress or volatility. Secondary market trading in ETF shares may be disrupted or halted because of market conditions or other reasons. In such instances the price of a Fund’s shares could change dramatically and without warning, you may temporarily be unable to purchase or sell shares of the Fund and you may not be able to exit your position during periods of market declines.

Information regarding a Fund’s IIV is disseminated every 15 seconds throughout the trading day by the Fund’s Exchange or by other market data providers. The IIV is based on the current value of the assets held by a Fund that will form the basis for the Fund’s calculation of its NAV at the end of the applicable business day. The IIV does not necessarily reflect the precise composition or the most accurate valuation of the current portfolio of instruments held by a Fund at a particular point in time. A Fund’s IIV may deviate, at times substantially, from its NAV, which is computed only once a day. Therefore, you should not view the IIV as a “realtime” update of a Fund’s NAV.

Short Sales Risk (Reality Shares DIVCON Dividend Defender ETF and Reality Shares DIVCON Dividend Guard ETF only) — Short sales are transactions in which a Fund sells a security it does not own. To complete a short sale, a Fund must borrow the security to deliver to the buyer. A Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by a Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. Because a borrowed security could theoretically increase in price without limitation, the loss associated with short selling is potentially unlimited. In addition, a Fund may be subject to the costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. A Fund also is obligated to pay the dividends and interest accruing on a short position, which is an expense to the Fund that could cause the Fund to lose money on the short sale and may negatively impact its performance.

Swap Agreements Risk — Each Fund may engage in swap transactions and is therefore subject to swap agreements risk. Swaps are agreements in which two parties agree to exchange future payments based on a rate, index, instrument or other asset at a predetermined amount. The risks of swaps include: (i) an imperfect correlation between the movement in prices of the dividend swap and the dividends paid by stocks underlying them; (ii) lack of liquidity; (iii) difficulty in obtaining an accurate value for the swaps; (iv) the risk that the counterparty to the swap will default or otherwise fail to honor or become delayed in its ability to honor its obligation; and (v) the risk that a Fund may not be able to enter into a new swap agreement at a favorable price after a swap agreement to which it is currently a party expires or is terminated. Dividend swaps are also subject to Dividend Payout Risk, which is described in the “Principal Risks” section of this prospectus. For example, issuers of the stocks underlying the dividend swap could choose to return capital to their shareholders through means other than dividends, such as return of capital or share buybacks. Further, an issuer of a stock underlying the dividend swap could purchase or be purchased by another company, which could affect their decisions on whether to issue dividends to shareholders.

Information about Portfolio Holdings

Information about the Funds’ daily portfolio holdings is available at www.realityshares.com. In addition, a description of the Funds’ policy and procedures with respect to the circumstances under which the Funds discloses their portfolio holdings is available in the SAI.

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Investment Adviser and Portfolio Manager

Investment Adviser

Reality Shares Advisors, LLC (the “Adviser”) serves as the investment adviser to the Funds. The Adviser’s principal place of business is located at 402 West Broadway, Suite 2800, San Diego, California 92101. The Adviser has served as the investment adviser of the Funds since their inception.

Subject to the supervision of the Board, the Adviser is responsible for managing the investment activities of each Fund and each Fund’s business affairs and other administrative matters. For its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of the average daily net assets of each Fund, as set forth below:

Fund	Advisory Fee
Reality Shares DIVS ETF	0.85%
Reality Shares DIVCON Leaders Dividend ETF	0.43%
Reality Shares DIVCON Dividend Defender ETF	0.85%
Reality Shares DIVCON Dividend Guard ETF	0.85%
Reality Shares NASDAQ-100 DIVS Index ETF	0.85%
Reality Shares DIVS Index ETF	0.85%

Under the Investment Advisory Agreement for the Funds, the Adviser is responsible for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. The Adviser is not responsible for, and the Funds will bear the cost of, interest expense, taxes, brokerage expenses, dividends and expenses associated with securities sold short, subject to any expense limitation agreements, and other expenses connected with the execution of portfolio securities transactions, and non-routine expenses.

With respect to the Reality Shares DIVCON Dividend Defender ETF and Reality Shares DIVCON Dividend Guard ETF, the Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep aggregate interest expenses on securities sold short (“Expenses Associated with Short Sales Transactions”) from exceeding 0.10% of the average daily net assets of the Reality Shares DIVCON Dividend Defender ETF and Reality Shares DIVCON Dividend Guard ETF until February 28, 2018 (the “Expense Limitation”). The Adviser may recover all or a portion of its fee reductions or expense reimbursements within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s Expenses Associated with Short Sales Transactions are below the Expense Limitation. This agreement may be terminated: (i) by the Board for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2018.

A discussion regarding the basis for the Board’s approval of Reality Shares DIVS ETF, Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF and Reality Shares DIVCON Dividend Guard ETF investment advisory agreement is available in the Funds’ semi-annual report to shareholders dated April 30, 2016, which covers the period November 1, 2015 to April 30, 2016. The discussion regarding the basis for the Boards’ approval of Reality Shares NASDAQ-100 DIVS Index ETF and Reality Shares DIVS Index ETF will be available in the Funds’ initial annual or semi-annual report.

The Adviser has registered with the National Futures Association as a “commodity pool operator” under the Commodities Exchange Act with respect to Reality Shares DIVS ETF.

Portfolio Manager

Eric Ervin, President of the Adviser, serves as portfolio manager to the Funds. Prior to founding the Adviser in 2013, he spent 14 years building the Ervin Miller Group wealth management franchise at Morgan Stanley Smith Barney. Mr. Ervin is a Certified Financial Planner practitioner, and a Chartered Financial Consultant.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio manager and his ownership, if any, of securities in the Funds.

Index Provider for Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF, Reality Shares DIVCON Dividend Guard ETF, Reality Shares NASDAQ-100 DIVS Index ETF and Reality Shares DIVS Index ETF

Reality Shares, Inc. (the “Index Provider”) is the parent company of the Adviser and is located at 402 West Broadway, Suite 2800, San Diego, California 92101. The Index Provider publishes the Benchmark Indexes.

Reality Shares ETF Trust Prospectus   49

Each Benchmark Index is governed by a published, rules-based methodology. The Index Provider may change the methodology at any time in its sole discretion without regards to the needs of any Fund or Fund shareholders, and such changes to the methodology of a Benchmark Index will be publicly disclosed at the Funds’ website www.realitysharesadvisors.com prior to implementation.

The Index Provider, the Adviser and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Indexes to achieve their respective goals or otherwise gain exposure to the dividends or dividend growth to which they are designed to gain exposure. The Index Provider has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the Benchmark Indexes. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. The Funds, the Adviser and the Index Provider do not guarantee the accuracy, completeness, or performance of any Benchmark Index or the data included therein and shall have no liability in connection with any Benchmark Index or Benchmark Index calculation.

Purchasing and Selling Fund Shares

Most investors will buy and sell shares in secondary market transactions through brokers and, therefore, must have a brokerage account to buy and sell shares. Shares can be bought or sold through your broker throughout the trading day like shares of any publicly traded security. When buying or selling shares through a broker, you will incur customary brokerage commissions and other charges. The price at which you buy or sell the Fund’s shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in the Fund and no minimum number of shares you must buy when buying or selling shares in secondary market transactions. Shares of the Fund may be purchased or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the SAI.

Shares of the Fund are listed on the Exchange under the following symbol:

Fund	Exchange	Symbol
Reality Shares DIVS ETF	NYSE Arca, Inc.	DIVY
Reality Shares DIVCON Leaders Dividend ETF	BATS Exchange, Inc.	LEAD
Reality Shares DIVCON Dividend Defender ETF	BATS Exchange, Inc.	DFND
Reality Shares DIVCON Dividend Guard ETF	BATS Exchange, Inc.	GARD
Reality Shares NASDAQ-100 DIVS Index ETF	The NASDAQ Stock Exchange	QQDV
Reality Shares DIVS Index ETF	NYSE Arca, Inc.	DIVS

The Exchange is generally open Monday through Friday and are closed for weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

For information about buying and selling shares, please contact your broker or dealer.

Share Trading Prices.  The trading prices of a Fund’s shares may differ from the Fund’s daily NAV and are expected to vary based on a number of factors. These factors include supply and demand for the Fund’s shares, the level of dividends paid on the Fund’s portfolio securities, the prices of the Fund’s portfolio securities, economic conditions, the existence of market disruptions and other factors. The Exchange or another market information provider will disseminate the approximate value of a Fund’s portfolio every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV of the Fund because the approximate value may not be calculated in the same manner, or at the same time, as the NAV, which is computed once a day. Each Fund is not involved in, or responsible for, the calculation or dissemination of the approximate values and makes no warranty as to the accuracy of these values.

Frequent Purchases and Redemptions of Fund Shares

The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of each Fund’s shares. As an ETF, a Fund sells and redeems its shares at NAV only in Creation Units to authorized participants that have entered into an agreement with the Fund’s distributor (“Authorized Participants”). Purchases and redemptions of Creation Units by Authorized Participants are

50   Reality Shares ETF Trust Prospectus

essential to keeping the market price of a Fund’s shares at or close to their NAV and therefore frequent purchases and redemptions of Creation Units are not discouraged. Frequent purchases and redemptions of Creation Units for cash may increase portfolio transaction costs and may lead to realization of capital gains. To minimize these consequences, each Fund imposes a transaction fee on such Creation Unit transactions that is designed to offset the transfer and other transaction costs the Fund incurs.

Pricing of Fund Shares

Each Fund will calculate its NAV by (i) taking the current market value of its total assets, (ii) subtracting any liabilities, and (iii) dividing that amount by the total number of shares outstanding. Each Fund will calculate NAV once each day that the NYSE is open as of the regularly scheduled close of trading on the NYSE (normally, 4:00 p.m. Eastern Time). Each Fund’s daily NAV can be found at www.realityshares.com.

In calculating NAV, each Fund generally values its portfolio investments at market closing prices, more fully explained below. In calculating the Reality Shares DIVS ETF NAV per Share, the Fund’s investments are valued in accordance with procedures approved by the Board. These procedures, which may be changed by the Board from time to time, generally require investments to be valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker or dealer, (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker or dealer or (iii) based on amortized cost. The Trust may use various pricing services, or discontinue the use of any pricing service, as determined by the Board from time to time.

Market closing prices are generally determined on the basis of last reported sales prices, or if no sales are reported, based on the last reported quotes. In general, the Trust will value exchange-listed option contracts up until 4:15 p.m. Eastern time, the normal close of the Chicago Board Options Exchange, on the basis of last reported sales prices, bid/ask quotes or equivalent indications of value supplied by dealers and third-party pricing sources. The Trust will generally value listed futures and options on futures at the settlement price determined by the applicable exchange. Non-exchange-traded derivatives, such as swap transactions, will normally be valued on the basis of quotations or equivalent indication of value supplied by a pricing service or major market makers or dealers. Fixed income securities generally are valued based on prices provided by independent pricing services, which may use valuation models or matrix pricing to determine current value. The Trust may use (a) amortized cost to value fixed income or money market securities that have a remaining maturity of 60 days or less, if it can reasonably conclude at the time of each such valuation that the amortized cost value is approximately the same as the securities value determined in accordance with market-based factors, or (b) the price provided by an independent third party pricing agent.

In the event that current market valuations are not readily available or the Trust or Adviser believes such valuations do not reflect current market value, the Trust’s procedures require that a security’s fair value be determined. In determining such value, the Trust or the Adviser may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators. In these cases, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and, therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of each Fund’s holdings can be found in the SAI.

Dividends and Distributions

Each of the Reality Shares DIVS ETF, Reality Shares NASDAQ-100 DIVS Index ETF and Reality Shares DIVS Index ETF intends to distribute its net investment income, if any, at least annually and make distributions of its net realized capital gains, if any, annually. Each of the Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF and Reality Shares DIVCON Dividend Guard ETF Fund intends to distribute its net investment income, if any, at least semi-annually and make distributions of its net realized capital gains, if any, annually. Brokers may make available to their customers who are also Fund shareholders the DTC book-entry dividend reinvestment service. You should contact your broker to determine the availability and costs of this service. Brokers may require you to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income (which may include a return of capital) and net realized gains will be automatically reinvested in additional whole shares of the distributing Fund purchased in the secondary market. Without this service, you would receive your distributions in cash.

Reality Shares ETF Trust Prospectus   51

Taxes

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

Each Fund intends to qualify for the special tax treatment afforded to regulated investment companies. As long as each Fund qualifies for treatment as a regulated investment company, it pays no federal income tax on the earnings it timely distributes to shareholders. However, a Fund’s failure to qualify as a regulated investment company or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless you are a tax-exempt entity or your investment in Fund shares is made through a tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

■	A Fund makes distributions;
■	You sell Fund shares; and
■	You purchase or redeem Creation Units (institutional investors only).

Taxes on Distributions

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to U.S. federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Funds may be taxable whether or not you reinvest them. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the assets that generated them, rather than how long a shareholder has owned his or her Fund shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are properly reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For noncorporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Distributions reported by the Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

The DIVS ETF’s, NASDAQ-100 DIVS Index ETF’s, and DIVS Index ETF’s investments in derivative instruments, such as option contracts, futures or swaps tied to dividend returns, will generally not generate income eligible to be treated as qualified dividend income when received by individual shareholders or eligible for the dividends-received deduction when received by corporate shareholders. Therefore, even though these Funds are designed to isolate the level of expected dividends on equity securities, these Funds’ use of derivative instruments means that the Funds are unlikely to generate income eligible to be treated as qualified dividend income or eligible for the dividend-received deduction. To the extent these Funds receive dividend income from direct investments in equity securities of issuers of certain equity indexes and from ETFs designed to track the performance of such equity indexes, the Funds may be eligible to report a portion of its distributions as qualified dividend income.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your shares).

52   Reality Shares ETF Trust Prospectus

Dividends and distributions from a Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Distributions (other than Capital Gain Dividends) paid to individual shareholders that are neither citizens nor residents of the U.S. or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies.

Each Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Non-U.S. Individual Investors. Distributions (other than capital gain dividends) paid to individual shareholders that are neither citizens nor residents of the U.S. or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

Each Fund (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income, and net capital gain distributions shortly after the close of each calendar year.

Taxes When You Sell Fund Shares

Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if you held the shares you sold for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent of Capital Gain Dividends paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

Taxation of Fund Investments

The Funds may invest derivative instruments that are subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds’ ability to recognize losses. In turn, these rules may affect the amount, timing or character of distributions you receive from the Fund. In addition, there is uncertainty regarding characterization of such complex securities with respect to the income and asset diversification tests applicable to the Funds’ qualification as a regulated investment company. If the IRS were to issue public guidance that results in an adverse determination relating to the treatment of certain of the Funds’ derivative investments, the Funds may need to modify their investment strategies, which could adversely affect the performance of the Funds. If the Funds fail to qualify as a regulated investment company, they would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions would generally be taxable as dividends. Please see the SAI for a more detailed discussion, including the availability of relief for certain de minimis failures by the Funds to qualify as a regulated investment company.

To the extent the Funds write (selling) and purchase options and futures contracts, such activity will involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection with such transactions. A Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of a Fund’s fiscal year on futures or certain options transactions. Such distributions are combined with distributions of capital gains realized on a Fund’s investments and shareholders are advised on the nature of the distributions.

The Funds may invest in certain futures and forward contracts and intend to enter into certain types of listed options on broad based securities indexes (“Section 1256 contracts”), which will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of the Fund’s taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.

Reality Shares ETF Trust Prospectus   53

Transactions that qualify as designated hedges are exempt from this mark-to-market rule, but may require a Fund to defer the recognition of losses on these options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount the Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.

Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so. Section 1256 contracts also may be marked-to-market for purposes of the excise tax.

To the extent a Fund writes options that are not subject to the rules of section 1256 of the Code, the amount of the premium received by the Fund for writing such options will be entirely short-term capital gain to the Fund. In addition, if such an option is closed by the Fund, any gain or loss realized by the Fund as a result of the closing the transaction will also be short-term capital gain or loss. If the holder of a put option exercises the holder’s right under the option, any gain or loss realized by the Fund upon the sale of the underlying security pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund’s holding period for the underlying security.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities surrendered and any amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss that is realized upon an exchange of securities for Creation Units cannot be currently deducted under the rules governing “wash sales” by an Authorized Participant which does not mark-to-market its holdings, or on the basis that there has been no significant change in economic position.

Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for non-U.S. currency will generally be treated as ordinary income or loss. Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for securities, or upon a redemption of Creation Units, may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon an issuance of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon the redemption of a Creation Unit will generally be treated as long-term capital gain or loss if the Fund shares comprising the Creation Unit have been held for more than one year. Otherwise, such capital gains or losses are treated as short-term capital gains or losses. An Authorized Participant purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible.

Each Fund may include cash when paying the redemption price for Creation Units in addition to, or in place of, the delivery of a basket of securities. A Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause such Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used.

Additional important information about taxes is in the SAI.

54   Reality Shares ETF Trust Prospectus

Premium/Discount Information

Information showing the number of days that the end of day market price of each Fund’s shares was greater than the Fund’s NAV (i.e., a “premium”) and the number of days that the end of day market price of each Fund’s shares was less than the Fund’s NAV (i.e., a “discount”) for various time periods is available by visiting the Fund’s website at www.realityshares.com.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of each Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds.

Reality Shares ETF Trust Prospectus   55

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the period of each Fund’s operations. Certain information in the table reflects financial results for a single Fund share. The total return at net asset value in the tables below represents the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). The information for the fiscal period ended October 31, 2015 was audited by the Funds’ previous independent registered public accounting firm. The information for the fiscal period ended October 31, 2016 has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose reports and financial statements are included in the Funds’ 2016 Annual Report, which is available upon request. The Reality Shares NASDAQ-100 DIVS Index ETF and Reality Shares DIVS Index ETF have not commenced operations and therefore there is no financial performance presented.

Reality Shares DIVS ETF

For one share outstanding throughout each year/period presented.

	Year Ended October 31, 2016	For the Period December 18, 2014[1] to October 31, 2015
Per Share Operational Performance:
Net asset value, beginning of year/period	$23.96	$23.00
Investment operations:
Net investment gain (loss)[2]	(0.12)	(0.17)
Net realized and unrealized gain (loss)	0.79	1.13
Total from investment operations	0.67	0.96
Distributions to Shareholders from:
Realized gains	(0.46)	—
Total distributions	(0.46)	—
Net asset value, end of year/period	$24.17	$23.96
Total Return at Net Asset Value	2.88%	4.17%[3]
Net assets, end of year/period (000’s) omitted	$32,132	$30,053
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses	0.85%	0.85%[4]
Net investment income (loss)	(0.51)%	(0.82)%[4]
Portfolio turnover rate[5]	0.00%[6]	1,475.00%[3]
1	Commencement of operations.
2	Based on average daily shares outstanding.
3	Not annualized.
4	Annualized.
5	Portfolio turnover rate excludes securities received or delivered in-kind.
6	The Fund did not purchase or hold any long-term securities in the current year. Dividend Swaps are not included in the calculation of the portfolio turnover.

56   Reality Shares ETF Trust Prospectus

Financial Highlights

Reality Shares DIVCON Leaders Dividend ETF

For a share outstanding throughout the period presented.

For the Period January 6, 2016[1] to October 31, 2016
Per Share Operational Performance:
Net asset value, beginning of period	$24.06
Investment operations:
Net investment gain (loss)[2]	0.24
Net realized and unrealized gain (loss)	0.33
Total from investment operations	0.57
Distributions to Shareholders from:
Net investment income	(0.27)
Net asset value, end of period	$24.36
Total Return at Net Asset Value[3]	2.38%
Net assets, end of period (000’s) omitted	$4,264
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses	0.43%[4]
Net investment income (loss)	1.19%[4]
Portfolio turnover rate[5]	3.38%[3]
1	Commencement of operations.
2	Based on average daily shares outstanding.
3	Not annualized.
4	Annualized.
5	Portfolio turnover rate excludes securities received or delivered in-kind.

Reality Shares ETF Trust Prospectus   57

Financial Highlights

Reality Shares DIVCON Dividend Defender ETF

For a share outstanding throughout the period presented.

For the Period January 14, 2016[1] to October 31, 2016
Per Share Operational Performance:
Net asset value, beginning of period	$23.55
Investment operations:
Net investment gain (loss)[2]	(0.04)
Net realized and unrealized gain (loss)	(1.07)
Total from investment operations	(1.11)
Net asset value, end of period	$22.44
Total Return at Net Asset Value[3]	(4.72)%
Net assets, end of period (000’s) omitted	$2,805
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses[6]	1.54%[4]
Net investment income (loss)	(0.19)%[4]
Portfolio turnover rate[5]	4.18%[3]
1	Commencement of operations.
2	Based on average daily shares outstanding.
3	Not annualized.
4	Annualized.
5	Portfolio turnover rate excludes securities received or delivered in-kind.
6	Includes expenses associated with short sale transactions of 0.06% and dividend expense of 0.63%.

58   Reality Shares ETF Trust Prospectus

Financial Highlights

Reality Shares DIVCON Dividend Guard ETF

For a share outstanding throughout the period presented.

For the Period January 14, 2016[1] to October 31, 2016
Per Share Operational Performance:
Net asset value, beginning of period	$23.71
Investment operations:
Net investment gain (loss)[2]	(0.00)[3]
Net realized and unrealized gain (loss)	(3.47)
Total from investment operations	(3.47)
Distributions to Shareholders from:
Net investment income	(0.01)
Net asset value, end of period	$20.23
Total Return at Net Asset Value[4]	(14.66)%
Net assets, end of period (000’s) omitted	$2,528
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses[5]	1.43%[6]
Net investment income (loss)	(0.01)%[6]
Portfolio turnover rate[7]	64.92%[4]
1	Commencement of operations.
2	Based on average daily shares outstanding.
3	Amount represents less than $0.005.
4	Not Annualized.
5	Includes expenses associated with short sale transactions of 0.07% and dividend expense of 0.51%.
6	Annualized.
7	Portfolio turnover rate excludes securities received or delivered in-kind.

Reality Shares ETF Trust Prospectus   59

Additional Information

Reality Shares NASDAQ-100 DIVS Index ETF

The Reality Shares NASDAQ-100 DIVS Index ETF is not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (The NASDAQ OMX Group, Inc., collectively with its affiliates, is referred to as “NASDAQ OMX”). NASDAQ OMX has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Reality Shares NASDAQ-100 DIVS Index ETF. NASDAQ OMX makes no representation or warranty, express or implied to the owners of the Reality Shares NASDAQ-100 DIVS Index ETF or any member of the public regarding the advisability of investing in securities generally or in the Reality Shares NASDAQ-100 DIVS Index ETF particularly, or the ability of the NASDAQ-100 Index® to track general stock market performance. NASDAQ OMX’s only relationship to Reality Shares Advisors, LLC (“Reality Shares”) is in the licensing of the NASDAQ®, OMX®, NASDAQ-100®, and NASDAQ-100 Index® registered trademarks, and the use of the NASDAQ-100 Index® which is determined, composed and calculated by NASDAQ OMX without regard to Reality Shares or the Reality Shares NASDAQ-100 DIVS Index ETF. NASDAQ OMX has no obligation to take the needs of Reality Shares or the owners of the Reality Shares NASDAQ-100 DIVS Index ETF into consideration in determining, composing or calculating the NASDAQ-100 Index®. NASDAQ OMX is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Reality Shares NASDAQ-100 DIVS Index ETF to be issued or in the determination or calculation of the equation by which the Reality Shares NASDAQ-100 DIVS Index ETF is to be converted into cash. NASDAQ OMX has no liability in connection with the administration, marketing or trading of the Reality Shares NASDAQ-100 DIVS Index ETF.

NASDAQ OMX DOES NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. NASDAQ OMX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY REALITY SHARES, OWNERS OF THE REALITY SHARES NASDAQ-100 DIVS INDEX ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. NASDAQ OMX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NASDAQ OMX HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

60   Reality Shares ETF Trust Prospectus

Investment Adviser

Reality Shares Advisors, LLC
402 West Broadway, Suite 2800
San Diego, California 92101

Distributor

ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004-2541

More information about the Fund is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated February 28, 2017, includes detailed information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: These reports list the Fund’s holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: 855-595-0240	By Mail: 402 W Broadway, 28th Fl, San Diego, CA 92101
By Internet: www.realityshares.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about Reality Shares ETF Trust, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

THE TRUST’S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-22911

Reality Shares ETF Trust

Statement of Additional Information

Dated February 28, 2017

	Principal U.S. Listing Exchange	Ticker Symbol

Reality Shares DIVS ETF	NYSE Arca, Inc.	DIVY
Reality Shares DIVCON Leaders Dividend ETF	BATS Exchange, Inc.	LEAD
Reality Shares DIVCON Dividend Defender ETF	BATS Exchange, Inc.	DFND
Reality Shares DIVCON Dividend Guard ETF	BATS Exchange, Inc.	GARD
Reality Shares NASDAQ-100 DIVS Index ETF*	The NASDAQ Stock Market	QQDV
Reality Shares DIVS Index ETF*	NYSE Arca, Inc.	DIVS

Reality Shares Advisors, LLC (“Reality Shares” or “the Adviser”) serves as investment adviser to each Fund.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read only in conjunction with the Funds’ current Prospectuses, dated February 28, 2017. The Funds listed above with an asterisk (*) have not yet commenced operations as of the date of this SAI and, therefore, are currently not offered for sale to or available for purchase by shareholders. The Financial Statements and financial highlights including notes thereto, for the Reality Shares DIVS ETF, Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF and Reality Shares DIVCON Dividend Guard ETF are incorporated by reference into this SAI from their most recent Annual Report to Shareholders. Copies of the Prospectuses and Annual Report may be obtained free of charge by writing to the Trust at 402 W. Broadway, 28th Floor, San Diego, California, 92101 or by calling the Trust directly at (855) 595-0240, or visiting the Funds’ website at www.realityshares.com. The Prospectuses contain more complete information about the Funds. You should read them carefully before investing.

GENERAL INFORMATION ABOUT THE TRUST

The Trust was organized as a Delaware statutory trust on March 26, 2013. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares of six (6) separate and distinct series, representing separate portfolios of investments. The diversified series are Reality Shares DIVS ETF, Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF, Reality Shares DIVCON Dividend Guard ETF, Reality Shares NASDAQ-100 DIVS Index ETF and Reality Shares DIVS Index ETF. Each Fund is classified as “non-diversified” and, therefore, may invest in relatively fewer issuers and is not required to meet certain diversification requirements under the 1940 Act. Additional series and/or classes may be created from time to time.

The shares of the Reality Shares DIVS ETF and Reality Shares DIVS Index ETF are listed on the NYSE Arca, Inc. (“NYSE”), shares of the Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF and Reality Shares DIVCON Dividend Guard ETF are listed on the BATS Exchange, Inc. (“BATS”) and shares of Reality Shares NASDAQ-100 DIVS Index ETF are listed on The NASDAQ Stock Market (“NASDAQ”, and together with NYSE and BATS, the “Exchanges” and each, an “Exchange”). The shares of each Fund will trade on its Exchange, and other secondary markets, at market prices that may be below, at, or above the net asset value (“NAV”) of such Fund. Each Fund issues and redeems shares at NAV only in aggregated lots of 25,000 shares or more (each, a “Creation Unit”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of each Fund are not redeemable securities.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices of the Funds and the associated risk factors. The Funds may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of Reality Shares Advisors, LLC (the “Adviser”), the Funds’ investment adviser, such investments or investment practices will be advantageous to the Funds. The Funds are free to reduce or eliminate their activity in any of these areas. There is no assurance that any of these strategies or any other strategies and methods of investment available to the Funds will result in the achievement of the Funds’ investment objectives.

The Funds’ principal investment strategies and the risks associated with the same are described in the “Summary Section” and “More Information about the Funds’ Investment Objectives, Strategies and Risks” sections of the prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that the Funds may utilize, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Funds’ prospectus, should not be considered to be a principal strategy (or related risk) applicable to the Funds.

COMMERCIAL PAPER—A Fund may invest in high-quality, short-term commercial paper. Commercial paper is the term used to designate unsecured, short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days up to 270 days. The Reality Shares DIVS ETF may invest up to 20% of its net assets in commercial paper for investment purposes but is not limited in its ability to purchase commercial paper to serve as collateral for its other investments.

CYBER-SECURITY RISK—Investment companies, such as the Funds, and their service providers may be vulnerable to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber-attacks affecting the Funds or the Adviser, distributor, custodian, transfer agent, intermediaries and other third-party service providers may adversely affect the Funds and their shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For example, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate their NAVs, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. A Fund may also incur additional costs for cybersecurity risk management efforts designed to mitigate or prevent the risk of cyber-attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber-attackers become more sophisticated and their techniques become more complex. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers, and may cause the Fund’s investments in such portfolio companies to lose value. There can be no assurance that a Fund, the Fund’s service providers, or the issuers of the securities in which the Fund may invest will be able to prevent cyber-attacks or avoid losses or other adverse consequences relating to cyber-attacks or other information security breaches in the future.

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EQUITY SECURITIES—Equity securities, such as common stock, represent ownership interests in a company. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Investments in equity securities in general are subject to market risks, which may cause their prices to fluctuate over time. Further, fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate. A Fund may purchase and sell equity securities in various ways, including through registered exchanges in the U.S. or the over-the-counter market. The equity securities in which a Fund may invest are common stocks, which represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. The Reality Shares DIVS ETF, Reality Shares NASDAQ-100 DIVS Index ETF and Reality Shares DIVS Index ETF do not currently intend to invest more than 5% of their net assets in common stocks.

FIXED INCOME SECURITIES—The Reality Shares DIVS ETF may invest up to 20% of its net assets in high-quality, short-term fixed income securities for investment purposes but is not limited in its ability to purchase such securities to serve as collateral for its other investments. Although Reality Shares NASDAQ-100 DIVS Index ETF and Reality Shares DIVS Index ETF do not intend to invest in fixed income instruments (other than investments in short-term commercial paper and money market instruments), each reserves the right to invest a limited portion of its assets in high-quality, short-term fixed income investments (generally 5% of its net assets). Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers. The market value of the fixed income securities in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect a Fund’s net asset value.

Fixed income securities are subject to the risk of an issuer’s ability to meet principal and interest payments on the obligation (known as “credit risk”) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (known as “market risk”). Lower-rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but also the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Securities held by a Fund that are guaranteed by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest and do not guarantee the yield or value of the securities or the yield or value of the Fund’s shares.

FORWARD CONTRACTS—The Funds may invest in forward contracts. A forward contract involves a negotiated obligation to purchase or sell a specific asset at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Risks associated with forwards include: (i) there may be an imperfect correlation between the movement in prices of forward contracts and the securities underlying them; (ii) there may not be a liquid market for forwards; and (iii) forwards may be difficult to accurately value. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described in the prospectus.

The Funds may engage in non-deliverable forward transactions. A non-deliverable forward transaction is a transaction that represents an agreement between a Fund and a counterparty to buy or sell a specified (notional) amount of a particular asset at an agreed upon price on an agreed upon future date. There is no physical delivery of the asset on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars that represents any differential between the price of the asset agreed upon at the inception of the non-deliverable forward agreement and the actual price of the asset on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon price of the asset and the actual price of the asset when the transaction is completed.

Open positions in forwards will be covered by the segregation or “earmarking” of assets cash, high-quality, short-term debt securities or money-market instruments or otherwise “offset” in accordance with the 1940 Act. The Funds will transact in forward contracts only with over-the-counter (“OTC”) dealers that have in place an International Swaps and Derivatives Association (“ISDA”) agreement with the Funds.

The Funds may invest in forward foreign currency contracts. A forward foreign currency contract is a negotiated obligation to purchase or sell a specific currency at a future date (with or without delivery required). The length of the contract may be any fixed number of days from the date of the contract agreed upon by the parties. The price at which the transaction occurs is set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

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Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party’s profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by “rolling” it over prior to the originally scheduled settlement date.

Transaction Hedging. Transaction hedging is when a Fund enters into a currency transaction with respect to specific assets or liabilities of the Fund, which generally arises in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into transaction hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transaction.

Position Hedging. The Funds may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency (called “position hedging”). A Fund may use position hedging when the advisers reasonably believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

Currency transactions are subject to risks different from those of other portfolio transactions. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS—Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or reference asset at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made, and generally contracts are closed out prior to the expiration date of the contract.

The Funds may use futures contracts and related options for hedging, risk management or other purposes, as permitted by their stated investment policies. Instances in which a Fund may use futures contracts and related options for risk management purposes include: (i) attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; (ii) attempting to minimize fluctuations in foreign currencies; (iii) attempting to gain exposure to a particular market, index or instrument; or (iv) other risk management purposes. A Fund may use futures contracts for cash equitization purposes, which allows the Fund to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

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Open positions in futures contracts will be covered by the segregation or “earmarking” of assets cash, high-quality, short-term debt securities or money-market instruments or otherwise “offset” in accordance with the 1940 Act. A Fund may “offset” its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will earmark on its books or place in a segregated account cash, high-quality, short-term debt securities or money-market instruments equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also “offset” its long position in a futures contract by taking a short position in the instruments underlying the futures contract or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract. A Fund may “offset” its short position in a futures contract by taking a long position in the instruments underlying the futures contract or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract.

A Fund may “offset” its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark on its books or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also “offset” its sale of a call option by taking positions in instruments with prices that are expected to move relatively consistently with the call option. A Fund may “offset” its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will earmark on its books or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also “offset” its sale of a put option by taking positions in instruments with prices that are expected to move relatively consistently with the put option.

There are significant risks associated with the Funds’ use of futures contracts and options on futures contracts, including the following: (i) the success of a hedging strategy may depend on the adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures contracts. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

The Funds will reduce the risk that they will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the U.S. Commodity Futures Trading Commission (“CFTC”). As a result of recent amendments to rules under the Commodity Exchange Act (“CEA”) by the CFTC, a Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”).

Consistent with the CFTC’s new regulations, the Adviser has registered as a CPO under the CEA with respect to the Reality Shares DIVS ETF and the Trust, on behalf of each other Fund, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 Therefore, each Fund other than the Reality Shares DIVS ETF is not subject to registration or regulation as a commodity pool under the CEA. As a result, each Fund other than the Reality Shares DIVS ETF will be limited in its ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser’s ability to implement each such Fund’s investment strategies and may adversely affect its performance.

ILLIQUID SECURITIES—Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Each Fund may invest up to 15% of its net assets in illiquid securities. If, subsequent to purchase, a security held by a Fund becomes illiquid, the Fund may continue to hold the security. Because of their illiquid nature, illiquid securities generally must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust’s Board. Despite such good faith efforts to determine fair value prices, each Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price that the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Funds. Under the supervision of the Board, the Adviser determines the liquidity of a Fund’s investments. In determining liquidity, the Adviser may consider various factors, including: (i) the frequency and volume of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security and the ability to assign or offset the rights and obligations of the security).

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INVESTMENT COMPANIES—Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies and real estate investment trusts (“REITs”), represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Other investment companies are continuously offered at net asset value, but may also be traded in the secondary market at a premium or discount to their net asset value.

Generally, the federal securities laws limit the extent to which the Fund can invest in securities of other investment companies, subject to certain exceptions. For example, the Fund is prohibited under Section 12(d)(1)(A) of the 1940 Act from acquiring the securities of another investment company if, as a result of such acquisition: (i) the Fund owns more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the Fund’s total assets; or (iii) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund, subject to certain exceptions. Pursuant to Rule 12d1-1 under the 1940 Act, the Fund may invest in one or more affiliated or unaffiliated investment companies that comply with Rule 2a-7 under the 1940 Act (to the extent required by Rule 12d1-1), in excess of the limits of Section 12(d)(1)(A) of the 1940 Act.

The Funds may invest in other investment companies, including those managed by the Adviser, to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder.

Exchange-Traded Funds (“ETFs”). ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are listed and traded on national securities exchanges at market prices. ETF shares typically trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETF’s shares). These differences may be more pronounced for newer or smaller ETFs, for ETFs that own less liquid securities or in certain market conditions. By investing in an ETF, a Fund indirectly bears the proportionate share of any fees and expenses of the ETF in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund’s operations. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly.

MONEY MARKET SECURITIES—Money market securities include: (i) short-term U.S. Government securities; (ii) custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (iii) commercial paper rated in the highest short-term rating category by an NRSRO, such as S&P or Moody’s, or determined by the Adviser to be of comparable quality at the time of purchase; (iv) short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (v) repurchase agreements involving such securities. For a description of ratings, see Appendix A to this SAI. The Funds may invest in money market securities for cash management purposes or as collateral or “cover” in connection with derivative transactions. The Reality Shares DIVS ETF may invest in money market securities in order to take temporary defensive measures and may invest up to 20% of its net assets in money market securities at any time for investment purposes but is not limited in its ability to purchase money market securities to serve as collateral for its other investments.

NON-U.S. SECURITIES—The Reality Shares DIVS ETF, Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF and Reality Shares DIVCON Dividend Guard ETF may invest in non-U.S. securities and derivatives that provide exposure to such securities. Non-U.S. securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices that differ from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of a Fund’s investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar. A Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

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OPTIONS—Each Fund may purchase and write put and call options on equity indices and index-based ETFs. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The price paid to the writer of an option is referred to as the “premium.” The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The Reality Shares DIVS ETF may invest up to 80% of its assets in options contracts. The Reality Shares NASDAQ-100 DIVS Index ETF and Reality Shares DIVS Index ETF will invest a minimum of 80% of its assets in the option contracts included in its underlying index.

The Reality Shares DIVS ETF, Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF and Reality Shares DIVCON Dividend Guard ETF may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. Open positions in options contracts will be covered by the segregation or “earmarking” of assets cash, high-quality, short-term debt securities or money-market instruments or otherwise “offset” in accordance with the 1940 Act.

The Funds may write (i.e., sell) “covered” call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. A Fund may engage in a covered call option writing (selling) program in an attempt to generate additional income or provide a partial hedge to another position of the Fund. A call option is “covered” if a Fund either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, ETFs or indices. The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing a Fund’s total return. When a Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, a Fund retains the risk of loss from a decline in the value of the underlying security during the option period. Although a Fund may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Fund. If such an option expires unexercised, a Fund realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by a Fund.

When a Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option will generally expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Funds may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. First, OTC options are transacted directly with dealers and not with a clearing corporation and therefore entail the risk of non-performance by the dealer. In addition, OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid. The Funds will transact only with OTC options dealers that have in place an ISDA agreement with the Funds.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date of the option.

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Risks. There are significant risks associated with the Funds’ use of options contracts, including the following: (i) the success of a hedging strategy may depend on the adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of the options contracts; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. In addition, OTC options are subject to valuation risk and credit risk. Valuation risk is the risk that the option may be difficult to value and/or valued incorrectly. Credit risk is the risk that the counterparty to the option contract will default or otherwise become unable to honor a financial obligation.

The SEC is reviewing its current guidance on the use of derivatives by registered investment companies, such as the Funds, and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be, though the SEC recently proposed a new rule related to the use of derivatives. Whether and when this proposed rule will be adopted and its potential effects on the Funds are unclear. The regulation of commodity and derivatives transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on a Funds is impossible to predict, but could be substantial and adverse to a Fund.

REPURCHASE AGREEMENTS—A repurchase agreement is an agreement in which one party sells securities to another party in return for cash with an agreement to repurchase equivalent securities at an agreed-upon price and on an agreed-upon future date. The Funds may enter into repurchase agreements with financial institutions and follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by the advisers. The repurchase agreements entered into by a Fund will provide that the underlying collateral shall have a value equal to at least 102% of the resale price stated in the agreement at all times. The advisers monitor compliance with this requirement as well as the ongoing financial condition and creditworthiness of the counterparty. Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral.

In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. At times, the investments of a Fund in repurchase agreements may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

RESTRICTED SECURITIES—Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933, as amended (the “1933 Act”), or an exemption from registration. Restricted securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the advisers, as applicable, pursuant to guidelines adopted by the Board. Under these guidelines, the particular adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the security, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades. In purchasing such restricted securities, each adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act and Section 4(2) commercial paper issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act. A Fund may invest up to 15% of its net assets in restricted securities.

REVERSE REPURCHASE AGREEMENTS—Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by a Fund. At the time a Fund enters into a reverse repurchase agreement, it will earmark on its books or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund’s volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

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SECURITIES LENDING—The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). The Funds will not lend portfolio securities to its advisers or its affiliates unless they have applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.

The Funds may pay a part of the interest earned from the investment of collateral or other fee to an unaffiliated third party for acting as the Funds’ securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. The Funds will adhere to the following conditions whenever their portfolio securities are loaned: (i) a Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) a Fund must be able to terminate the loan on demand; (iv) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) a Fund may pay only reasonable fees in connection with the loan (which may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

A Fund will invest the cash received as collateral through loan transactions in other eligible securities, which may include shares of a registered money market fund, or of an unregistered money market fund that complies with the requirements of Rule 2a-7 under the 1940 Act to the extent required by the 1940 Act. Such money market funds might not seek or be able to maintain a stable $1.00 per share net asset value.

The investment of cash collateral subjects a Fund to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

SHORT SALES—Short sales may be used by a Fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A Fund may engage in short sales that are either “uncovered” or “against the box.” Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A short sale is “against the box” if, at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (i) earmark on the books of the Fund or place in a segregated account cash, high-quality, short-term debt securities or money-market instruments at such a level that the amount earmarked or deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (ii) otherwise “offset” the Fund’s short position as required by the 1940 Act.

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The use of short sales may effectively result in a Fund having a leveraged investment portfolio, which results in greater potential for loss. Leverage can amplify the effects of market volatility on a Fund’s share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so or in order to satisfy its obligations.

SWAP TRANSACTIONS—Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these or various other rates, securities, instruments, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations are generally equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement. A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate and the other party makes payments calculated with reference to a specified floating interest rate, such as the London Interbank Offered Rate (“LIBOR”) or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount.

The Funds may engage in simple or more complex swap transactions involving a wide variety of underlying instruments for various reasons. For example, a Fund may enter into a swap: (i) to gain (or neutralize) exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; (ii) to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; (iii) to hedge an existing position; (iv) to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or (v) for various other reasons. A Fund may enter into dividend and total return swap transactions (including equity swaps) based on certain underlying instruments.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. A Fund may use one or more of these derivative products in addition to or in lieu of a swap.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a “master agreement.” In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, a Fund would calculate the obligations of the swap agreements’ counterparties on a “net basis.” Consequently, the Fund’s current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the “net amount”). A Fund’s current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be “covered” or “offset” as required by the 1940 Act.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in over-the-counter markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the potential volatility of the specific index rate, currency or other underlying that determines the amount of payments due to and from a Fund. This is true whether these derivative products are used to create additional risk exposure for the Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement, a Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. A Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

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Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to a Fund, these derivative products are subject to risks related to the counterparty’s creditworthiness. If a counterparty defaults, a Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, a Fund may have contractual remedies under the swap agreement.

The Funds will enter into swaps only with counterparties that the advisers believe to be creditworthy. The Adviser will evaluate the creditworthiness of counterparties on an ongoing basis. In addition to information provided by credit agencies, the Adviser will evaluate each approved counterparty using various methods of analysis, such as, for example, the counterparty’s liquidity in the event of default, the counterparty’s reputation, the Adviser’s past experience with the counterparty and the counterparty’s share of market participation. In addition, a Fund will earmark on its books or segregate cash, high-quality, short-term debt securities or money-market instruments in an amount equal to any liability amount owned under a swap, cap, floor, collar or swaption agreement or will otherwise “offset” its position as required by the 1940 Act. A Fund will transact in swaps only with dealers that have in place an ISDA agreement with the Fund. Where practicable, a Fund intends to transact in swaps cleared through a central clearing house (“Cleared Swaps”). Currently, only certain of the interest rate swaps in which the Fund intends to transact are Cleared Swaps, while the dividend and total-return swaps (including equity swaps) in which the Fund may transact are currently not Cleared Swaps.

U.S. GOVERNMENT SECURITIES—Examples of types of U.S. Government obligations in which the Funds may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Fannie Mae, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

Receipts. Receipts are interests in separately-traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry systems known as STRIPS and TRs.

U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities; that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturities and credit qualities.

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., Treasury bills, notes and bonds, and securities guaranteed by GNMA), others are supported by the right of the issuer to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., obligations of Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that, in the event of a default prior to maturity, there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of a Fund’s shares.

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INFORMATION ABOUT THE BENCHMARK INDEXES

A description of the Reality Shares DIVCON Leaders Dividend Index, Reality Shares DIVCON Dividend Defender Index, Reality Shares DIVCON Dividend Guard Index, Reality Shares NASDAQ-100 DIVS Index and the Reality Shares DIVS Index (each, a “Benchmark Index” and together, the “Benchmark Indexes”) on which the Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF, Reality Shares DIVCON Dividend Guard ETF, Reality Shares NASDAQ-100 DIVS Index ETF and Reality Shares DIVS Index ETF, respectively, is based is provided in the Prospectus under “Principal Investment Strategies.” Except with respect to the Reality Shares NASDAQ-100 DIVS Index, which has not launched, additional information about each Benchmark Index, including its components weightings and governing rules is available at www.realityshares.com.

Benchmark Index Availability

Each Benchmark Index is calculated and disseminated throughout the principal trading hours each day the NYSE Exchange is open for trading.

Changes to the Benchmark Index Methodology

Each Benchmark Index is governed by a published, rules-based methodology. Reality Shares, Inc. may change the methodology at any time in its sole discretion without regards to the needs of any Fund or Fund shareholders, and such changes to the methodology of a Benchmark Index will be publicly disclosed at the Funds’ website www.realityshares.com prior to implementation.

Benchmark Index Calculation Agent

In order to minimize any potential for conflicts caused by side-by-side management between Reality Shares, Inc. and the Adviser, its wholly-owned subsidiary, acting as investment adviser to the Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF, Reality Shares DIVCON Dividend Guard ETF, Reality Shares NASDAQ-100 DIVS Index ETF and the Reality Shares DIVS Index ETF, Reality Shares, Inc. has retained an unaffiliated third party service provider to calculate the Benchmark Indexes (the “Calculation Agent”). The Calculation Agent, using the applicable rules-based methodology, will calculate, maintain and disseminate each Benchmark Index on a daily basis. Reality Shares, Inc. will monitor the results produced by the Calculation Agent to help ensure that each Benchmark Index is being calculated in accordance with the applicable rules-based methodology. In addition, Reality Shares, Inc. and the Adviser have established policies and procedures designed to prevent non-public information regarding pending changes to a Benchmark Index from being used or disseminated in an improper manner. Furthermore, Reality Shares, Inc. and the Adviser have established policies and procedures designed to prevent improper use and dissemination of non-public information about each Fund’s portfolio strategies and to mitigate such Fund’s portfolio manager from having sole influence on the construction of a Benchmark Index methodology.

INVESTMENT LIMITATIONS

The following are fundamental and non-fundamental policies of the Funds. The percentage limitations (except for the limitation on borrowing) set forth below will apply at the time of the purchase of a security and shall not be violated unless an excess or deficiency occurs, immediately after or as a result of a purchase of such security.

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Fundamental Policies

The following investment limitations are fundamental policies of the Funds, which cannot be changed with respect to a Fund without the consent of the holders of a majority of a Fund’s outstanding shares. The term “majority of outstanding shares” means the vote of: (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy; or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

1.	Each Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.	Each Fund may borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Each Fund may not issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Each Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that each Fund will invest more than 25% of its total assets in securities of the same industry to approximately the same extent that its Benchmark Index concentrates in the securities of a particular industry or group of industries.

5.	Each Fund may purchase or sell commodities and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	Each Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

Each Fund observes the following policies, which are not deemed fundamental and which may be changed by the Board without shareholder vote.

1.	No Fund may hold illiquid securities in an amount exceeding, in the aggregate, 15% of its net assets.

2.	No Fund may borrow money (i) in an amount exceeding 33 1/3% of the value of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets) and (ii) other than from a bank, provided that investment strategies that either obligate a Fund to purchase securities or require a Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation.

3.	No Fund may lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

4.	No Fund may invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. No Fund may purchase or sell or invest directly in real estate unless acquired as a result of its ownership in securities or other investments and except pursuant to the exercise of its rights under loan agreements related to its investments or to the extent that its investments in senior loans or bank loans may be considered to be investments in real estate. For the avoidance of doubt, the foregoing policy does not prevent a Fund from, among other things; purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

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5.	Each Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

6.	No Fund except the Reality Shares DIVS ETF may change its policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the securities included in its Benchmark Index without providing its shareholders with 60 days’ prior notice of such change.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the Fund.

Each Fund is a non-diversified investment management company. This means that a relatively high percentage of a Fund’s assets may be invested in the obligations of a limited number of issuers. The value of the shares of a Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. Each Fund intends to satisfy the diversification requirements necessary to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”), which requires in part that the Fund be diversified (i.e., not invest more than 5% of its assets in the securities in any one issuer) as to 50% of its assets.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company’s net assets in an industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions.

Borrowing. The 1940 Act presently allows a Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a Fund may only make loans if expressly permitted by its investment policies. Each Fund’s non-fundamental investment policy on lending is set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves the Fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a Fund’s ability to invest in real estate, but does require that every fund have the Fundamental investment policy governing such investments. Each Fund has adopted the Fundamental policy that would permit direct investment in real estate. However, each Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Board.

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CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by each Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor (as defined below), breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters,” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to shares are reminded that, under Rule 153 of the 1933 Act, a prospectus-delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

The shares of each Fund will trade on an Exchange at prices that may differ to some degree from the Fund’s NAV. There can be no assurance that the requirements of an Exchange necessary to maintain the listing of shares will continue to be met. An Exchange may, but is not required to, remove the shares of the Funds from listing if: (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the shares of a Fund for 30 or more consecutive trading days; or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. An Exchange will remove the shares of a Fund from listing and trading upon termination of a Fund.

As in the case of other stocks traded on an Exchange, broker’s commissions on purchases or sales of shares in market transactions will be based on negotiated commission rates at customary levels.

THE ADMINISTRATOR

General. The Bank of New York Mellon (the “Administrator”), a New York banking organization, has its principal business offices at 101 Barclay Street, New York, New York 10286. The Administrator also serves as the transfer agent and custodian for the Funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration and accounting agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services or employs certain other parties, including its affiliates, who provide such services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator is compensated for providing such services to the Trust by the Adviser pursuant to the terms of the Advisory Agreement (defined below).

The Administration Agreement provides that the Administrator shall not be liable for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from negligence, willful misfeasance or bad faith on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder or from breach of any representation or warranty contained in the Administration Agreement.

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The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (i) by either party upon written notice to the other party at least 90 days’ prior to the end of the initial term or renewal term, as applicable; (ii) by either party upon 30 days’ prior written notice if the other party fails to perform its obligations under the Administration Agreement in any material respect; and (iii) by the Administrator on not less than 30 days’ written notice to the Trust if the Trust terminates the custody agreement between the Trust and The Bank of New York Mellon serving in its capacity as custodian of the Trust.

THE ADVISER

General. Reality Shares Advisors, LLC (the “Adviser”) was founded in 2013 and is a Delaware limited liability company. The principal business address of the Adviser is 402 West Broadway, Suite 2800, San Diego, California 92101.

Advisory Agreement. The Trust and the Advisor have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Adviser oversees the investment advisory services provided to the Funds.

The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

After its initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of the Funds or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment and is terminable (i) at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the Funds, or (ii) by the Adviser on not less than 30 days’ nor more than 60 days’ written notice to the Trust.

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Management Fees. For these advisory services, the Adviser receives a fee, which is calculated daily and paid monthly at the following annual rates (shown as a percentage of the average daily net assets of each Fund):

Fund	Management Fee
Reality Shares DIVS ETF	0.85%
Reality Shares DIVCON Leaders Dividend ETF	0.43%
Reality Shares DIVCON Dividend Defender ETF	0.85%
Reality Shares DIVCON Dividend Guard ETF	0.85%
Reality Shares NASDAQ-100 DIVS Index ETF	0.85%
Reality Shares DIVS Index ETF	0.85%

With respect to the Reality Shares DIVCON Dividend Defender ETF and Reality Shares DIVCON Dividend Guard ETF, the Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep aggregate interest expenses on securities sold short (“Expenses Associated with Short Sales Transactions”) from exceeding 0.10% of the average daily net assets of the Reality Shares DIVCON Dividend Defender ETF and Reality Shares DIVCON Dividend Guard ETF until February 28, 2018 (the “Expense Limitation”). The Adviser may recover all or a portion of its fee reductions or expense reimbursements within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s Expenses Associated with Short Sales Transactions are below the Expense Limitation. This agreement may be terminated: (i) by the Board for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2018.

The following table shows the amount of fees incurred for advisory services, for the years or period indicated:

	Fiscal Period Ended	Fiscal Year/Periods Ended
Fund	October 31, 2015	October 31, 2016
Reality Shares DIVS ETF[1]	$165,321	$303,698
Reality Shares DIVCON Leaders Dividend ETF[2]	N/A	$11,342
Reality Shares DIVCON Dividend Defender ETF[3]	N/A	$17,586[4]
Reality Shares DIVCON Dividend Guard ETF[3]	N/A	$17,238[4]
Reality Shares NASDAQ-100 DIVS Index ETF[4]	N/A	N/A
Reality Shares DIVS Index ETF[4]	N/A	N/A

__________________________

1 Reality Shares DIVS ETF commenced operations December 18, 2014

2 Reality Shares DIVCON Leaders Dividend ETF commenced operations January 6, 2016

3 Reality Shares DIVCON Dividend Defender ETF and Reality Shares DIVCON Dividend Guard ETF commenced operations January 14, 2016

4 Reality Shares NASDAQ-100 DIVS Index ETF and Reality Shares DIVS Index ETF have not commenced operations

The Adviser is responsible, under the Investment Advisory Agreement, for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. The Adviser is not responsible for, and the Fund will bear the cost of, interest expense, taxes, brokerage expenses, dividends and expenses associated with securities sold short, subject to any expense limitation agreements, and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses.

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Portfolio Management

Other Accounts. As of October 31, 2016, the Funds’ portfolio managers did not manage any accounts other than the Funds.

Compensation. The Funds’ portfolio manager is compensated in 3 ways: fixed annual base salary; long-term incentive compensation (stock and stock options) that are awarded based on longevity with the firm and, an annual discretionary bonus (cash and/or options) awarded on the overall performance of the firm, not specific to the individual Funds managed by him.

Ownership of Fund Shares. The following table shows the dollar amount range of the portfolio manager’s “beneficial ownership” of shares of each Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. With the exception of those Funds listed below, the portfolio manager did not beneficially own shares of the Funds as of October 31, 2016.

Portfolio Manager	Fund Name	Dollar Range of Fund Share
Eric Ervin	Reality Shares DIVS ETF	$50,001 –$100,000
	Reality Shares DIVCON Leaders Dividend ETF	$1 - $10,000
	Reality Shares DIVCON Dividend Defender ETF	$1 - $10,000
	Reality Shares DIVCON Dividend Guard ETF	$1 - $10,000

THE DISTRIBUTOR

The Trust and ALPS Distributors, Inc. (the “Distributor”), a Colorado corporation, are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust’s shares. The principal business address of the Distributor is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Distributor, by the Board or by a majority of the outstanding shares of the Funds, upon 60 days’ written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and the Funds are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most ETFs, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of the Funds, at which time certain of the Funds’ service providers present the Board with information concerning the investment objectives, strategies and risks of the Funds, as well as proposed investment limitations for the Funds. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Funds’ independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the Adviser, the Board meets with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Funds’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Funds’ investments, including, for example, portfolio holdings schedules and reports on the Adviser’s use of derivatives in managing the Fund.

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The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board, in consultation with Fund management, also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are five (5) members of the Board of Trustees, three (3) of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Eric Ervin serves as Chairman of the Board. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a majority of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of series overseen by the Board. The structure and operation of the Board is designed to facilitate the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board of Trustees has two standing committees: the Audit Committee and the Nominating and Governance Committee. The Audit Committee and Nominating and Governance Committee are each chaired by an independent Trustee and composed of all of the independent Trustees.

Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust.

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Name, Address(1) and Age	Position with Trust and Length of Term(2)	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held in the Past 5 Years
	Interested Trustees
Eric Ervin(4) (Born: 1976)	Trustee (since 2014)	President, CEO and Co-Founder of Reality Shares, Inc. (October 2011 – present)	6	None
Michael S. Rosen(4) (Born: 1961)	Trustee (since 2014)	Co-Founder and CEO of Context Capital Management, LLC (2001 – present)	6	None
	Independent Trustees
Christopher Nero (Born: 1967)	Trustee (since 2014)	CEO of Bridgeport Financial Technology (April 2016 – present), CEO of True North Advisory Group, (January 2012 – February 2016)	6	None
Nathaniel R. Singer (Born: 1961)	Trustee (since 2014)	Swap Financial Group, Municipal Adviser (January 2008 – present)	6	Municipal Securities Rulemaking Board
Justin Ferayorni, CFA (Born: 1973)	Trustee (since 2015)	Founder, CEO and Chief Investment Officer of Tamarack Capital Management, LLC (2005 – present)	6	None

(1)	Unless otherwise noted, the business address of each Trustee is 402 West Broadway, Suite 2800, San Diego, California 92101.
(2)	Each Trustee shall serve until death, resignation or removal.
(3)	The term “Fund Complex” refers to the Reality Shares ETF Trust.
(4)	Messrs. Ervin and Rosen may be deemed to be “interested” persons of the Fund, as that term is defined in the 1940 Act, by virtue of their affiliation with the Adviser and/or its affiliates.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

Eric Ervin is President, CEO and Co-Founder of the Adviser. Prior to co-founding the Adviser, Mr. Ervin founded the Ervin Miller Group wealth management franchise at Morgan Stanley Smith Barney. He holds Certified Financial Planner and Chartered Financial Consultant designations.

Michael S. Rosen is Co-Chairman, Chief Executive Officer, and co-founder of Context Capital Management, LLC, an alternative asset management firm. Prior to co-founding Context Capital Management, LLC, Mr. Rosen was a co-principal owner of two investment advisers to a mutual fund complex and a mutual fund portfolio manager. Mr. Rosen is on the Board of Trustees for the University of Rochester, where he also serves on the Investment and Development Committees. He is also a Chartered Financial Analyst.

Christopher Nero is a retired Managing Director and former Global Head of Deutsche Bank’s Alternative Fund Services business, which provides services to hedge funds, private equity funds, and other alternative investment vehicles, located throughout the U.S., Europe, the Middle East, and Asia. He has over 27 years experience in the financial services industry and has held senior management positions with several alternative investment firms. He previously served as a senior accountant in the Division of Investment Management of the Securities and Exchange Commission.

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Nathaniel R. Singer has over 30 years experience in the financial services industry, including previously serving as the Chief Operating Officer of the municipal bond department of a major U.S. investment bank. Mr. Singer served on the Board of Trustees of the Municipal Securities Rulemaking Board including serving as Chairman for one year. He also served as an advisor to the Government Accounting Standards Board and the Securities Industry and Financial Markets Association.

Justin Ferayorni, CFA is the Founder, Chief Executive Officer and Chief Investment Officer of Tamarack Capital Management, LLC (“Tamarack”), founded in 2005. Tamarack is an SEC registered hedge fund focused on investing in healthcare related equities. Prior to founding Tamarack, Mr. Ferayorni served in several positions across the financial services industry focused on analyzing companies within the healthcare industry, including positions as a healthcare analyst and portfolio manager. In addition, Mr. Ferayorni was previously employed at an investment bank, where he worked on both corporate finance and merger and acquisition transactions as an analyst and associate.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

Board Standing Committees. The Board has established the following standing committees:

•        Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Funds’ independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by the Funds’ independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing the Funds’ audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with the Funds’ independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Funds’ financial statements; and (ix) other audit related matters. Messrs. Nero, Singer and Ferayorni currently serve as members of the Audit Committee. Mr. Nero serves as the Chairman of the Audit Committee. The Audit Committee met three (3) times during the most recent fiscal year.

•        Governance Committee. The Board has a standing Governance Committee that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of “interested” Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Messrs. Nero, Singer and Ferayorni currently serve as members of the Governance Committee. Mr. Singer serves as the Chairman of the Governance Committee. The Governance Committee met once during the most recent fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of all Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust owned approximately 3.0% of the outstanding shares of the Funds as of January 31, 2017.

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Trustee	Dollar Range of All Fund Shares Owned(1)	Aggregate Dollar Range of All Fund Shares Owned From the Fund Complex(2)
Interested
Eric Ervin Reality Shares DIVS ETF

$50,001 – 100,000 (Reality Shares DIVS ETF)

$1 - $10,000 (Reality Shares DIVCON Leaders Dividend ETF)

$1 - $10,000 (Reality Shares DIVCON Dividend Defender ETF)

$1 - $10,000 (Reality Shares DIVCON Dividend Guard ETF)

$50,001 – 100,000
Michael J. Rosen Reality Shares DIVS ETF	$500,001 - $1,000,000 (Reality Shares DIVS ETF) $500,001 - $1,000,000 (Reality Shares DIVCON Leaders Dividend ETF) $50,001 - $100,000 (Reality Shares DIVCON Dividend Defender ETF)	Over $1,000,000

Independent
Christopher Nero	none	none
Nathaniel R. Singer	none	none
Justin Ferayorni, CFA	none	none

(1)	Valuation Date is December 31, 2016.
(2)	The term “Fund Complex” refers to the Reality Shares ETF Trust.

Board Compensation. The Trust paid the following fees to the Trustees during the Funds’ most recently completed fiscal year ended October 31, 2016:

Trustee	Aggregate Compensation From the Trust(1)	Total Compensation From the Fund Complex(2)
Interested
Eric Ervin	$0	$0
Michael J. Rosen	$0	$0

Independent
Christopher Nero	$21,000	$21,000
Nathaniel R. Singer	$20,000	$20,000
Justin Ferayorni, CFA	$20,000	$20,000

(1)	No Trustee is entitled to any deferred compensation, pension or retirement benefits payable by the Fund.
(2)	The term “Fund Complex” refers to the Reality Shares ETF Trust.

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Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is 402 West Broadway, Suite 2800, San Diego, California 92101. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Name, Address(1) and Age	Position with Trust and Length of Term(2)	Principal Occupations in Past 5 Years
Eric Ervin (Born: 1976)	President (since 2014)	President, CEO and Co-Founder of Reality Shares, Inc. (October 2011 – present)
Tom Trivella (Born: 1958)	Treasurer (since 2014)	Chief Operating Officer of Reality Shares, Inc. (October 2013 – present); Chief Operating Officer, Citadel Securities LLC (June 2010 – August 2012)
Ryan Ballantyne (Born: 1971)	Secretary (since 2014)	Executive Vice President - Sales and Trading of Reality Shares, Inc. (September 2012 – present); Managing Director, Miller Tabak & Co., LLC (April 2007 – August 2012)
Ted J. Uhl (Born: 1975)	Chief Compliance Officer (since 2014)	Deputy Chief Compliance Officer of ALPS (June 2010 – Present)

(1)	The business address of Messrs. Ervin, Trivella and Ballantyne is 402 West Broadway, Suite 2800, San Diego, California 92101. The business address of Mr. Uhl is 1290 Broadway, Suite 1100, Denver, CO 80203.
(2)	Each officer shall serve until death, resignation or removal.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Purchasing and Selling Fund Shares.”

Depository Trust Company (“DTC”) acts as securities depository for the Funds’ shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

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Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNITS

Purchase (Creation). The Trust issues and sells Shares of the Funds only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at the NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form.

A “Business Day” with respect to the Funds is, generally, any day on which the Exchange is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of the Funds may consist of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) and an amount of cash (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit” for the Funds, which represents the minimum initial and subsequent investment amount for a Creation Unit of the Funds. Because non-exchange traded derivatives and certain listed derivatives are not currently eligible for in-kind transfer, they will be substituted through the Cash Component. Specifically, the Funds will not accept exchange-traded options, OTC options, exchange-traded futures, forward contracts, or swaps as Deposit Securities.

The Cash Component is sometimes also referred to as the “Balancing Amount.” The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the value of Deposit Securities. If the Cash Component is a positive number, the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number, the Authorized Participant will receive the Cash Component. The Cash Component does not include any stamp duty tax or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities. These are the sole responsibility of the Authorized Participant.

In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component at its discretion. For example, cash may be substituted to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or in other situations deemed appropriate by the Trust. The Funds reserve the right to use this approach, including issuing and redeeming Creation Units partially in-kind and partially in cash.

The Funds, through the National Securities Clearing Corporation (“NSCC”), make available on each Business Day, prior to the opening of business on its Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Funds.

Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Funds until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for the Funds Deposit for the Funds changes from time to time based on a number of factors.

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Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of the Funds, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In each case, such entity must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”). A Participating Party or DTC Participant that has entered a Participation Agreement is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of the Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create shares must be placed for one or more Creation Units. All orders to create Creation Units must be received by the Distributor no later than the closing time of the regular trading session on the Exchange (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) on the date such orders are placed in order to receive that day’s NAV. All orders must be received in proper form. The date on which an order to create Creation Units is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below, which procedures may change from time to time without notice at the discretion of the Trust. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Units through an Authorized Participant shall be placed with an Authorized Participant, in the form required by such Authorized Participant. In addition, the Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, in that case, orders to create Creation Units of the Funds have to be placed by each investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

Those placing orders for Creation Units of the Funds through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Units of the Funds that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and the Cash Component.

Placement of Creation Orders Using the Clearing Process. The Clearing Process is a process commonly used to create or redeem Creation Units of the Funds. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through The Bank of New York Mellon to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Funds Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Funds by no later than 2:00 p.m., Eastern time, on the “Settlement Date.” The Settlement Date is typically the third Business Day following the Transmittal Date. The Funds reserve the right to settle transactions on a basis other than “T” plus three Business Days (i.e., days on which the NYSE is open) (“T+3”). In certain cases Authorized Participants will create and redeem Creation Units of the Funds on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to The Bank of New York Mellon through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by The Bank of New York Mellon no later than 2:00 p.m., Eastern time, on the Settlement Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if The Bank of New York Mellon does not receive both the required Deposit Securities and the Cash Component by 2:00 p.m. on the Settlement Date, such order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Funds Deposit as newly constituted to reflect the then-current NAV of the Funds. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

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Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 102%, which the Trust may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Funds pending delivery of any missing Deposit Securities.

If an Authorized Participant determines to post an additional cash deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with The Bank of New York Mellon the appropriate amount of federal funds by 2:00 p.m., Eastern time, on the date of requested settlement. If the Authorized Participant does not place its purchase order by the closing time or The Bank of New York Mellon does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Funds for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with The Bank of New York Mellon, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 102%, which the Trust may change from time to time, of the daily marked-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 2:00 p.m., Eastern time, on the Settlement Date or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities.

Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the transmittal date plus the brokerage and related transaction costs associated with such purchases, as well as any stamp taxes, income or dividends due. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by The Bank of New York Mellon or purchased by the Trust and deposited into the Trust and all related transaction costs and other items, as noted above, have been cleared. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Cash Purchases. When, in the sole discretion of the Trust, cash purchases of Creation Units of shares are available or specified for the Funds, such purchases shall be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset brokerage and other costs associated with using cash to purchase the requisite Deposit Securities, the Authorized Participant must pay the Transaction Fees required by the Funds. If the Authorized Participant acts as a broker for the Funds in connection with the purchase of Deposit Securities, the Authorized Participant will also be required to pay certain brokerage commissions, taxes, and transaction and market impact costs as discussed under the heading “Brokerage Transactions” herein.

Acceptance of Orders of Creation Units. The Trust reserves the absolute right to reject or revoke acceptance of a creation order transmitted to it by the Distributor with respect to the Funds. Orders may be rejected and acceptance may be revoked if, for example: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Funds; (iii) the Deposit Securities delivered are not the same as those disseminated through the facilities of the NSCC for that date by the Funds as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Funds; (v) acceptance of the Funds Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Funds Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, The Bank of New York Mellon, the Distributor or the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, The Bank of New York Mellon or a sub-custodian or any other participant in the creation process and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, The Bank of New York Mellon, a sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

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Creation/Redemption Transaction Fee. A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. The Funds may adjust the transaction fee from time to time. An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust, and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Funds Securities (defined below) from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

Fund	Creation/Redemption Transaction Fee
Reality Shares DIVS ETF	$500
Reality Shares DIVCON Leaders Dividend ETF	$500
Reality Shares DIVCON Dividend Defender ETF	$500
Reality Shares DIVCON Dividend Guard ETF	$500
Reality Shares NASDAQ-100 DIVS Index ETF	$500
Reality Shares DIVS Index ETF	$500

In addition to the transaction fees listed above, the Funds may charge an additional variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with a cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser’s view of current market conditions; however the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by the Funds with respect to that transaction. In no event will a creation transaction fee exceed 5% of the amount invested or a redemption transaction fee exceed 2% of the amount redeemed.

Placement of Redemption Orders Using the Clearing Process. Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. Except as described herein, an order to redeem Creation Units using the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by The Bank of New York Mellon (in its capacity as Transfer Agent) not later than the Closing Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Funds as next determined. The considerations for redemption of Creation Units of the Funds generally consists of (i) a designated portfolio of in-kind securities that closely approximate the holdings of the Funds (the “Fund Securities”) and (ii) an amount of cash denominated in U.S. dollars (the “Cash Redemptions Amount”) as described below. The requisite Fund Securities and the Cash Redemption Amount generally will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside the Clearing Process. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. An order to redeem Creation Units outside the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by The Bank of New York Mellon (in its capacity as Transfer Agent) not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Funds specified in such order, which delivery must be made through DTC to The Bank of New York Mellon no later than 11:00 a.m., Eastern time, on the contracted settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. In certain cases Authorized Participants will redeem and create Creation Units of the Funds on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

General Redemption Procedures. An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such shares to the Trust. The Trust reserves the right to verify these representations at its discretion. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

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If the requisite number of shares of the Funds is not delivered on the Transmittal Date as described above, the Funds may reject or revoke acceptance of the redemption request because the Authorized Participant has not satisfied all of the settlement requirements.

The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by The Bank of New York Mellon and marked-to-market daily, and that the fees of The Bank of New York Mellon and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant’s agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral as well as any transaction costs, stamp taxes, income or dividends due.

The calculation of the value of the Funds Securities and the Cash Redemption Amount to be delivered upon redemption will be made by The Bank of New York Mellon according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to The Bank of New York Mellon by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite number of shares of the Funds are delivered to The Bank of New York Mellon prior to the DTC cut-off time, then the value of the Funds Securities and the Cash Redemption Amount to be delivered will be determined by The Bank of New York Mellon on such Transmittal Date. If, however, a redemption order is submitted to The Bank of New York Mellon by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the Funds are not delivered by the DTC cut-off-time on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Funds Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust on which the shares of the Funds are delivered through DTC to The Bank of New York Mellon by the DTC cut-off-time on such Business Day pursuant to a properly submitted redemption order.

The Funds may also, in their sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Funds Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Funds Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Funds Securities applicable to the redemption of a Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Cash Redemptions. The Funds may pay out the proceeds of redemptions of Creation Units solely in cash or through any combination of cash or securities. In addition, an investor may request a redemption in cash that the Funds may, in their sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Funds next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). Proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption. If the Authorized Participant acts as a broker for the Funds in connection with the sale of Fund Securities, the Authorized Participant will also be required to pay certain brokerage commissions, taxes, and transaction and market impact costs as discussed under the heading “Brokerage Transactions” herein. Because non-exchange traded derivatives and certain listed derivatives are not currently eligible for in-kind transfer, they will be substituted with an amount of cash of equal value when the Funds process redemptions of Creation Units. Specifically, the Funds will transfer the corresponding cash value of exchange-traded options, OTC options, exchange-traded futures, forward contracts, or swaps as Deposit Securities.

In-Kind Redemptions. The ability of the Trust to effect in-kind creations and redemptions is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period. The Funds will not suspend or postpone redemption beyond seven days, except as permitted under Section 22(e) of the 1940 Act. Section 22(e) provides that the right of redemption may be suspended or the date of payment postponed with respect to the Funds (1) for any period during which the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Funds’ portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

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DETERMINATION OF NET ASSET VALUE

The NAV of each Fund’s shares is calculated each day the NYSE is open for trading as of the close of regular trading on the NYSE, generally 4:00 p.m. New York time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

In calculating the Reality Shares DIVS ETF NAV, the Fund’s investments generally are valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange or a major market-maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a major market-maker (or dealer) or third-party pricing service, (iii) based on amortized cost. Short-term debt securities with remaining maturities of sixty (60) days or less may be valued at (a) their amortized cost, which approximates fair market value, if it can be reasonably concluded at the time of each such valuation that the amortized cost value of the security is approximately the same as the security’s value determined in accordance with market-based factors, or (b) the price provided by an independent third party pricing agent. U.S. fixed income assets may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. The values of any assets or liabilities of a Fund that are denominated in a currency other than the U.S. dollar are converted into U.S. dollars using an exchange rate deemed appropriate by the Fund. In general, the Trust values exchange-listed option based on the last reported sales price or the midpoint of the bid /ask spread for individual exchange-listed option contracts up until 4:15 p.m. Eastern time, the normal close of the Chicago Board Options Exchange, as reported by the Options Price Reporting Authority (“OPRA” and “OPRA Prices”). Non-exchange-traded derivatives, including OTC options, swap transactions and forward transactions, will normally be valued on the basis of quotations or equivalent indication of value supplied by an independent pricing service or major market-makers or dealers. Swaps cleared through a central clearing house, if any, normally are valued at the settlement price established each day by the board of exchange on which they are traded. The Trust may use various third-party pricing services, or discontinue the use of any third-party pricing service, as determined by the Trust’s Board of Trustees from time to time.

In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, a Fund’s investments will be fair valued in accordance with the Fund’s pricing policy and procedures. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). Price movements in U.S. markets that are deemed to affect the value of foreign securities, or reflect changes to the value of such securities, also may cause securities to be “fair valued.”

When fair-value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. No secondary sales will be made to brokers or dealers at a concession by the Distributor or by a Fund. Purchases and sales of shares in the secondary market, which will not involve a Fund, will be subject to customary brokerage commissions and charges. Transactions in Fund shares will be priced at NAV only if you purchase or redeem shares directly from a Fund in Creation Units.

The following information supplements and should be read in conjunction with the section in each of the Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF, and Reality Shares DIVCON Dividend Guard ETF’s Prospectus entitled “Pricing of Fund Shares.”

The NAV per share of a Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV per share. The NAV per share for the Fund is calculated by the Administrator and determined as of the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open.

In computing each Fund’s NAV, the Fund’s securities holdings are valued based on their last readily available market price. Price information on listed securities, including ETFs in which the Fund invests, is taken from the exchange where the security is primarily traded. Other portfolio securities and assets for which market quotations are not readily available or determined to not represent the current fair value are valued based on fair value as determined by the Fund in good faith in accordance with procedures adopted by the Board.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by a Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the period from July 1 of one year through June 30 of the next and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds, when filed, may be obtained at no charge upon request by calling (855) 595-0240 or by visiting the SEC’s website at www.sec.gov.

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TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Funds’ Prospectus. No attempt is made to present a detailed explanation of the U.S. federal, state, local or foreign tax treatment of the Funds or their shareholders and the discussion here and in the Funds’ Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

This discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company and Taxation of the Funds. Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust’s other Funds. Each Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its income that is timely distributed to shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders. In order to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and at least 90% of its net tax exempt interest income, for each tax year, if any (“Distribution Requirement”) and also must meet several additional requirements.

Among these requirements are the following: (i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); (ii) at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership; and (iii) at the close of each quarter of a Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, a Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to qualify as a RIC for any year, and the relief provisions are not available, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would generally be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for RICs is similar to the rules that apply to capital loss carryovers of individuals and provide that such losses are carried over by a Fund indefinitely. Thus, if a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) the excess of a Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of such Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

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Excise Taxes. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income, but does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

Fund Distributions. If you are subject to tax, distributions of net short-term capital gains will be taxable to you as ordinary income. In general, distributions by a Fund of investment company taxable income, if any, whether received in cash or additional shares, will be taxable to you as ordinary income (to the extent of the current or accumulated earnings and profits of the Fund). All or a portion of these distributions (excluding net short-term capital gains) may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 20% (lower rates apply to individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). In order for the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. Distributions received by a Fund from another RIC (including an ETF that is taxable as a RIC) will be treated as qualified dividend income only to the extent so reported by such RIC. If you lend your Fund Shares, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the Shares are held by the borrower) as qualified dividend income. For non-corporate shareholders, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates.

In the case of corporate shareholders, a Fund’s distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

To the extent that a Fund makes distributions of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

The Funds’ investments in derivative instruments, such as option contracts, futures or swaps tied to dividend returns, will generally not generate income eligible to be treated as qualified dividend income when received by individual shareholders or be eligible for the dividends-received deduction when received by corporate shareholders. Therefore, even though the Funds are designed to isolate the level of expected dividends on equity securities, the Funds’ use of derivative instruments means that the Funds are unlikely to generate income eligible to be treated as qualified dividend income or eligible for the dividend-received deduction. A Fund, however, may occasionally receive dividend income from direct investments in the equity securities of issuers of certain equity indexes, as well as from investments in other ETFs designed to track the performance of the securities comprising these indexes. A Fund may be eligible to distribute such dividend income as qualified dividend income when received by individual shareholders or eligible for the dividends-received deduction when received by corporate shareholders, subject to certain limitations.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment, though taxable to the shareholder in the same manner as other dividends or distributions.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

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A Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual percentage of such income earned during the period of your investment in the Fund.

Medicare Contribution Tax. U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a new 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of a Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Sale or Exchange of Fund Shares. If you are subject to tax, any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of Fund shares for shares of a different fund is the same as a sale.

Cost-Basis Reporting. Unless you fall within certain exceptions, the custodian, broker or other administrative agent holding your shares in a Fund on your behalf must report to the Internal Revenue Service (“IRS”) and furnish to you the cost basis information for shares of such Fund. In addition to reporting the gross proceeds from the sale of shares of the Fund, you will receive cost basis information for such shares, which will indicate whether these shares had a short-term or long-term holding period. For each sale of shares of a Fund, you are to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the custodian, broker or other administrative agent holding your shares in the Fund will use a default cost basis method they have chosen, which should have been communicated to you. The cost basis method elected by you (or the cost basis method applied by default) for each sale of shares of a Fund may not be changed after the settlement date of each such sale. You should consult your tax advisor to determine the best IRS-accepted cost basis method for your tax situation and to obtain more information about how cost basis reporting applies to you. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Federal Tax Treatment of Certain Fund Investments. The Funds may invest in derivative instruments and these investments are subject to numerous special and complex tax rules. These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds’ ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds. To the extent a Fund invests in an underlying fund that is taxable as a RIC, the following discussion regarding the tax treatment of derivative instruments will also apply to the underlying funds that also invest in such complex securities and investments.

Each Fund intends to make investments in certain derivatives for which there is uncertainty regarding the treatment of these investments under the “Qualifying Income Test” and the asset diversification requirements described above in the paragraph discussing the requirements for qualification as a RIC. If the IRS were to issue public guidance that results in an adverse determination relating to the treatment of certain of a Fund’s derivative investments, a Fund may need to modify their investment strategies, which could adversely affect the performance of such Fund. Each Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that it is adequately diversified under the applicable tests. Each Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Fund’s determination under the asset diversification test with respect to such derivatives.

To the extent the Funds’ write (selling) and purchase options and futures contracts, such activity will involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection with such transactions. A Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of a Fund’s fiscal year on futures or certain options transactions. Such distributions are combined with distributions of capital gains realized on a Fund’s other investments and shareholders are advised on the nature of the distributions.

The Funds may invest in certain futures and forward contracts and intend to enter into certain types of listed options on broad based securities indexes (“Section 1256 contracts”), which will be required to be “marked-to-market” for federal income tax purposes that is, treated as having been sold at their market value on the last day of a Fund’s taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Transactions that qualify as designated hedges are exempt from this mark-to-market rule, but may require a Fund to defer the recognition of losses on these options to the extent of any unrecognized gains on related positions held by it.

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The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. The Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that may otherwise constitute “qualified dividend income” or long-term capital gain to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income or short-term capital gain. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund’s net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions.

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund’s securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, a Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”); (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC; or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

Backup Withholding. A Fund will be required in certain cases to withhold, at a rate of 28%, and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

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Non-U.S. Shareholders. If you are not a citizen or permanent resident of the United States, a Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The Fund may, under certain circumstances, designate all or a portion of a dividend as an “interest-related dividend” that if received by a nonresident alien or foreign entity would generally be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. A Fund may also, under certain circumstances, designate all or a portion of a dividend as a “qualified short-term capital gain dividend,” which if received by a nonresident alien or foreign entity would generally be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. Gains realized by non-U.S. shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Non-U.S. shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a non-U.S. shareholder entitled to claim the benefits of a tax treaty may be different than those described above. A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax, in addition to the federal income tax consequences referred to above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Funds are required to withhold 30% of certain ordinary dividends they pay, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain Capital Gain Dividends they pay, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by a Fund or their agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Funds or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a Fund will need to provide such Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.

Non-U.S. Investors are encouraged to consult their tax advisor prior to investing in a Fund.

Retirement Accounts. If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on income and capital gains distribution from the Funds, until you begin receiving payments from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in Fund shares.

Creation and Redemption of Creation Units. A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the purchaser’s aggregate basis in the securities surrendered and any net amount of cash paid for the Creation Units. A person who redeems Creation Units and receives securities in-kind from a Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales” if the person does not mark-to-market its holdings, or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.

The Trust on behalf of a Fund has the right to reject an order for a purchase of shares of the Trust if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Funds.

S-33

BROKERAGE TRANSACTIONS

Brokerage Transactions. The Adviser assumes general supervision over placing orders on behalf of the Funds for the purchase and sale of portfolio securities. In selecting the brokers or dealers for any transaction in portfolio securities, the Adviser’s policy is to make such selection based on factors deemed relevant, including but not limited to the breadth of the market in the security; the price of the security; the reasonableness of the commission or mark-up or mark-down, if any; execution capability; settlement capability; back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. The Adviser does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

To the extent creation or redemption transactions are conducted on a cash or “cash in lieu” basis, the Fund may contemporaneously transact with broker-dealers for the purchase or sale of portfolio securities in connection with such transactions (see “Creation and Redemption of Creation Units” herein). Such orders may be placed with an Authorized Participant in its capacity as broker-dealer or with an affiliated broker-dealer of such Authorized Participant. In such cases, the Fund will require such broker-dealer to achieve execution at a price that is at least as favorable to the Fund as the value of such securities used to calculate the Fund’s NAV. The broker-dealer will be required to reimburse the Fund for, among other things, any difference between the price (including applicable brokerage commissions, taxes and transaction costs) at which such securities were bought or sold and the value of such securities used to calculate the Fund’s NAV. This amount will vary depending on the quality of the execution and may be capped at amounts determined by the Adviser in its sole discretion.

The following table shows the amount of fees paid in brokerage commissions for the periods indicated:

	Fiscal Period Ended	Fiscal Year/Periods Ended
Fund	October 31, 2015	October 31, 2016
Reality Shares DIVS ETF[1]	$84,802	$0
Reality Shares DIVCON Leaders Dividend ETF[2]	N/A	$19
Reality Shares DIVCON Dividend Defender ETF[3]	N/A	$162
Reality Shares DIVCON Dividend Guard ETF[3]	N/A	$712
Reality Shares NASDAQ-100 DIVS Index ETF[4]	N/A	N/A
Reality Shares DIVS Index ETF[4]	N/A	N/A

__________________________

1 Reality Shares DIVS ETF commenced operations December 18, 2014

2 Reality Shares DIVCON Leaders Dividend ETF commenced operations January 6, 2016

3 Reality Shares DIVCON Dividend Defender ETF and Reality Shares DIVCON Dividend Guard ETF commenced operations January 14, 2016

4 Reality Shares NASDAQ-100 DIVS Index ETF and Reality Shares DIVS Index ETF have not commenced operations

S-34

The below table shows the brokerage commissions paid to the Funds’ affiliated broker-dealer:

	Fiscal Period Ended	Fiscal Year/Periods Ended
Fund	October 31, 2015	October 31, 2016
Reality Shares DIVS ETF[1]	$0	$0
Reality Shares DIVCON Leaders Dividend ETF[2]	N/A	$0
Reality Shares DIVCON Dividend Defender ETF[3]	N/A	$0
Reality Shares DIVCON Dividend Guard ETF[3]	N/A	$0
Reality Shares NASDAQ-100 DIVS Index ETF[4]	N/A	N/A
Reality Shares DIVS Index ETF[4]	N/A	N/A

__________________________

1 Reality Shares DIVS ETF commenced operations December 18, 2014

2 Reality Shares DIVCON Leaders Dividend ETF commenced operations January 6, 2016

3 Reality Shares DIVCON Dividend Defender ETF and Reality Shares DIVCON Dividend Guard ETF commenced operations January 14, 2016

4 Reality Shares NASDAQ-100 DIVS Index ETF and Reality Shares DIVS Index ETF have not commenced operations

Securities of “Regular Broker-Dealers.” During the fiscal period from December 18, 2014 (commencement of Fund operations) to October 31, 2016, the Fund did not hold any securities of its “regular brokers and dealers.”

Portfolio Turnover Rate. Portfolio turnover rate is defined under SEC rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

The table below shows any significant variation in the Funds’ portfolio turnover rate for the fiscal years ended October 31, 2015 and 2016.

	Fiscal Period Ended	Fiscal Year/Periods Ended
Fund	October 31, 2015	October 31, 2016
Reality Shares DIVS ETF[1]	1,475%	0.00%
Reality Shares DIVCON Leaders Dividend ETF[2]	N/A	3.38%
Reality Shares DIVCON Dividend Defender ETF[3]	N/A	4.18%
Reality Shares DIVCON Dividend Guard ETF[3]	N/A	64.92%
Reality Shares NASDAQ-100 DIVS Index ETF[4]	N/A	N/A
Reality Shares DIVS Index ETF[4]	N/A	N/A

__________________________

1 Reality Shares DIVS ETF commenced operations December 18, 2014

2 Reality Shares DIVCON Leaders Dividend ETF commenced operations January 6, 2016

3 Reality Shares DIVCON Dividend Defender ETF and Reality Shares DIVCON Dividend Guard ETF commenced operations January 14, 2016

4 Reality Shares NASDAQ-100 DIVS Index ETF and Reality Shares DIVS Index ETF have not commenced operations

S-35

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees, and agents of the Funds, including the Adviser. The Policy is designed to ensure that the disclosure of information about the Funds’ portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Funds.

As an ETF, information about the Funds’ portfolio holdings is made available on a daily basis in accordance with the provisions of any exemptive order of the SEC applicable to the Funds, regulations of the Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of the Funds’ anticipated portfolio holdings as of the next Business Day. This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Exchange, the NSCC and/or third-party service providers.

Each Fund will disclose on the Fund’s website at the start of each Business Day the identities and quantities of the securities and other assets held by the Funds that will form the basis of the Funds’ calculation of their NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day.

Daily access to each Fund’s portfolio holdings with no lag time is permitted to personnel of the Adviser, the Funds’ distributor and the Funds’ administrator, custodian and accountant and other agents or service providers of the Trust who have need of such information in connection with the ordinary course of their respective duties to the Funds. The Funds’ Chief Compliance Officer (“CCO”) may authorize disclosure of portfolio holdings.

Each Fund may disclose their complete portfolio holdings or a portion of its portfolio holdings online at www.realityshares.com. Online disclosure of such holdings is publicly available at no charge.

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Funds. Each share issued by the Funds has a pro rata interest in the assets of the Funds. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Funds, and in the net distributable assets of the Funds on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. If additional series of the Trust are created, shares of all series vote together as a single class except that if the matter being voted on affects only a particular series or if a matter affects a particular series differently from other series, that series will vote separately on such matter.

Each share held entitles the shareholder of record to one vote. As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the prospectus or SAI states that an investment limitation or the Fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the Funds’ shares present at a meeting if the holders of more than 50% of the outstanding shares of the Funds are present or represented by proxy; or (ii) more than 50% of the Funds’ outstanding shares, whichever is less.

Following the creation of the initial Creation Unit(s) of shares of the Funds and immediately prior to the commencement of trading in the Funds’ shares, a holder of shares may be a “control person” of the Funds, as defined in the 1940 Act. The Funds cannot accurately predict the length of time for which one or more shareholders may remain a control person or persons of the Funds.

S-36

Any series of the Trust may reorganize or merge with one or more other series of the Trust or another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any series.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, acts as custodian, transfer agent and dividend paying agent for the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the Trust’s independent registered public accounting firm.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust.

S-37

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 1, 2017, the following table sets forth the name, address and percentage of ownership of each person who is known by the Trust to own of record 5% or more of the Fund’s outstanding shares, as set forth below. The Trust has no knowledge of whether such shares were also owned beneficially.

Fund Name	DTC Participants	Percentage of Ownership
Reality Shares DIVS ETF	National Financial Services, LLC 499 Washington Boulevard Jersey City, NJ 07310	16.88%
	LPL Financial Company 9785 Towne Centre Drive San Diego, CA 02121-1968	15.48%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	14.91%
	RBC Capital Markets 60 S. 6th Street Minneapolis, MN 55402	11.42%
	JP Morgan Chase Bank, N.A. 14201 Dallas Parkway Dallas, TX 75254	10.70%
	Charles Schwab 2423 East Lincoln Drive Phoenix, AZ 85016-1215	7.82%
Reality Shares DIVCON Leaders Dividend ETF	LPL Financial Company 9785 Towne Centre Drive San Diego, CA 02121-1968	31.76%
	Charles Schwab 2423 East Lincoln Drive Phoenix, AZ 85016-1215	25.25%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	10.93%
	Janney Montgomery Scott LLC c/o Mediant Communications 200 Regency Forest Drive Cary, NC 27518	10.69%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	9.13%
Reality Shares DIVCON Dividend Defender ETF	Charles Schwab 2423 East Lincoln Drive Phoenix, AZ 85016-1215	32.58%
	TD Ameritrade Clearing 1005 North Ameritrade Place Bellevue, NE 68005	24.14%
	UBS Securities 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086	10.90%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	10.68%
Reality Shares DIVCON Dividend Guard ETF	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	43.74%
	Goldman, Sachs & Co. 30 Hudson Street Jersey City, NJ 07302	26.75%
	Merrill Lynch Professional Clearing 4804 Deer Lake Drive East Jacksonville, FL 32246	11.34%

S-38

APPENDIX A

DESCRIPTION OF RATINGS

Description of Corporate Bond Ratings

The following descriptions of corporate bond ratings have been published by Moody’s, S&P, and Fitch, Inc., (“Fitch”), respectively.

DESCRIPTION OF MOODY’S LONG-TERM RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

DESCRIPTION OF S&P’S LONG-TERM RATINGS

Investment Grade

AAA Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

DESCRIPTION OF FITCH’S LONG-TERM RATINGS

Investment Grade Bond

AAA Bonds rated AAA are judged to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times greater than interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions.

AA Bonds rated AA are judged to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

A-1

A Bonds rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Description of Commercial Paper Ratings

The following descriptions of commercial paper ratings have been published by Moody’s, Standard and Poor’s, and Fitch, Inc., respectively.

DESCRIPTION OF MOODY’S SHORT-TERM RATINGS

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

• Leading market positions in well-established industries.

• High rates of return on funds employed.

• Conservative capitalization structures with moderate reliance on debt and ample asset protection.

• Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

• Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P’S SHORT-TERM RATINGS

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Debt determined to possess extremely strong safety characteristics is denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

DESCRIPTION OF FITCH’S SHORT-TERM RATINGS

F-1 Highest Credit Quality. Indicates the best capacity for timely payment of financial commitments; may have an added “+” to denote exceptionally strong credit feature.

F-2 Good Credit Quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3 Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

A-2

APPENDIX B

REALITY SHARES ADVISORS, LLC

Proxy Voting Policies and Procedures

December 2013

Reality Shares Advisors, LLC (“RSA”) has been delegated proxy voting responsibility by the Reality Shares EFT Trust (“Trust”) for proxies solicited on the securities held in the Trust’s underlining mutual funds’ portfolios (“Funds”), which are managed by RSA. These policies and procedures, which may be amended from time to time, apply to the voting of such proxies by RSA.

SECTION 1- PROXY VOTING GUIDELINES

The fundamental guideline followed by RSA in voting proxies on behalf of the Funds is to make every effort to ensure that the manner in which shares are voted is in the best interest of the Funds and the value of the specific investment. Absent special circumstances of the types described below, it is the policy of RSA to exercise its proxy voting discretion in accordance with the guidelines set forth in Exhibit A (“Proxy Voting Guidelines”). Any changes to the Proxy Voting Guidelines must be pre-approved in writing by RSA’s Chief Compliance Officer (“CCO”).

SECTION 2 - VOTING RESPONSIBILITY

The CCO has the responsibility of voting the Funds’ proxies received by RSA (the “Responsible Voting

Party”). RSA may delegate to a non-affiliated third party vendor, the responsibility to review proxy proposals and make voting recommendations. RSA will ensure that any third party recommendations followed will be consistent with the Proxy Voting Guidelines.

SECTION 3 - APPLICATION OF PROXY VOTING GUIDELINES

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Responsible Voting Party (with the pre-approval of the CCO) may vote a proxy contrary to the Proxy Voting Guidelines if it is determined that such action is in the best interests of the Funds. In the exercise of such discretion, the Responsible Voting Party may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances or instructions from the Board of Trustees of the Trust may also justify casting different votes.

The Responsible Voting Party will document the rationale for any proxy voted contrary to the Proxy Voting Guidelines. Such information will be maintained as part of the recordkeeping process.

SECTION 4 - CONFLICTS OF INTEREST

RSA may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, a conflict would exist if RSA, its, or the Funds’ affiliates and/or employees have a business or personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

B-1

If at anytime, RSA and/or the Responsible Voting Party become aware of any type of potential or actual conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the CCO. Conflicts of interest will be handled in various ways depending on the type and materiality. This includes:

I.	Where the Proxy Voting Guidelines outline RSA’s voting position, as either “for” or “against” such proxy proposal, voting will be in made accordance with the Proxy Voting Guidelines.

II.

Where the Proxy Voting Guidelines outline RSA’s voting position to be determined on a “case by case” basis for such proxy proposal, or such proposal is not listed in the Proxy Voting Guidelines, then one of the two following methods will be selected by RSA depending upon the facts and circumstances of each situation and the requirements of applicable law:

A.	Voting the proxy in accordance with the voting recommendation of non-affiliated third party vendors.

B.	Voting the proxy pursuant to direction by the Board of Trustees of the Funds.

SECTION 5 - OTHER SPECIAL SITUATIONS

RSA may choose not to vote proxies in certain situations, such as: 1) where RSA deems the cost of voting would exceed any anticipated benefit to the Funds, or 2) where a proxy is received for a security no longer held in a Fund’s portfolio (i.e., RSA had previously sold the entire position).

SECTION 6 - PROXY VOTING RECORDS

RSA will maintain the following records under these policies and procedures:

I.	A copy of all policies and procedures.

II.	A copy of each proxy statement received regarding the Funds’ securities.

III.	A record of each vote cast by RSA on behalf of the Funds.

IV.	A copy of any document created by RSA that was material to making a decision on how to vote proxies on behalf of the Funds or that memorialize the basis for that decision.

V.

A copy of each written request by the Board of Trustees or CCO of the Funds for information on how RSA voted proxies on behalf of the Funds, and a copy of any written response by RSA to any (written or verbal) request for information on how RSA voted proxies on behalf of the Funds.

The foregoing records will be retained for at least six (6) years from the end of the year the document was created. RSA may rely on one or more third parties to create and retain the records referred to in items II and III above.

SECTION 7 – REPORTING AND DISCLOSURES

A copy of these policies and procedures will be provided to the Funds’ CCO and the Board of Trustees anytime upon request and at least annually for review and approval. In addition, information on each proxy voted will be provided to the Funds’ CCO or designee, in accordance with the Funds’ written policies and procedures.

B-2

Exhibit A

Reality Shares Advisors, LLC

Proxy Voting Guidelines

It is intended that these Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in the Reality Shares Advisors, LLC Proxy Voting Policy, the Firm may vote a proxy contrary to the below guidelines if it is determined that such action is in the best interests of the Funds.

RSA will vote “For” the following voting issues:

Board Majority of Independent Directors

Board Committee membership exclusively of independent Directors

Fixed Board size

Shareholders ability to remove Directors

Shareholders proposal to have independent Chair Director

Ratification of auditors

Confidential voting

D&O indemnification

Employee stock purchase plans

Shareholder ratification of golden parachutes

Shareholder approval to implement ESOP

Shareholder ability to remove Directors with or without cause

Shareholder electing directors to fill board vacancies

401(k) plans for employees

Expensing stocks options

Minor bylaw changes

Corporate name changes

Changing date, time, and/or location of annual meeting

Disclosure of CEO succession planning

Shareholder voting required for poison pills

RSA will vote “Against” the following voting issues:

Directors required to own minimum amount of company stock

Limit of tenure of Directors

Poison pills without shareholder approval

Mandatory retirement age for Directors

Amending bylaws without shareholder consent

Restriction on shareholders’ ability to call special meetings

Requiring supermajority of shareholder votes

RSA will vote “Case by Case” for the following voting issues and for any issues not listed in these guidelines:

Auditor indemnification and limits of liability

Limiting non-audit services by auditor

Shareholder proposals on audit firm rotation

Election of Directors

Compensation Committee members

Management “say on pay” proposals

B-3

Proposals to classify/stagger the Board

Advance notice proposals

Anti-green mail proposals

Proxy expense reimbursements

Change state of incorporation

To increase common shares of company

B-4

PART C: OTHER INFORMATION

Item 28.	Exhibits

(a)(1)	Certificate of Trust of Reality Shares ETF Trust (the “Registrant”) dated March 26, 2013 is incorporated herein by reference to Exhibit (a)(1) to the Registrant’s initial Registration Statement on Form N-1A (File No. 333-192288), filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0001193125-13-438546 on November 12, 2013 (the “Registration Statement”).

(a)(2)	Certificate of Amendment to Certificate of Trust dated September 13, 2013 is incorporated herein by reference to Exhibit (a)(2) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192288), filed with the SEC via EDGAR Accession No. 0001193125-14-260683 on July 3, 2014 (“Pre-Effective Amendment No. 3”).

(a)(3)	Registrant’s Agreement and Declaration of Trust dated November 7, 2013 (the “Agreement and Declaration of Trust”) is incorporated herein by reference to Exhibit (a)(3) to the Registration Statement.

(a)(4)	Amended and Restated Schedule A to the Agreement and Declaration of Trust is incorporated herein by reference to Exhibit (a)(4) to Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192288), filed with the SEC via EDGAR Accession No. 0001193125-14-409410 on November 12, 2014 (“Pre-Effective Amendment No. 4”).

(b)	Registrant’s Amended and Restated By-Laws dated March 9, 2016 are filed herewith.

(c)	See Article III and Article V of the Registrant’s Agreement and Declaration of Trust, which is incorporated herein by reference to Exhibit (a)(3) to the Registration Statement.

(d)(1)	Amended and Restated Advisory Agreement dated December 9, 2015 between the Registrant and Reality Shares Advisors, LLC is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No 10 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192288), filed with the SEC via EDGAR Accession No. 0001193125-16-482285 on February 26, 2016 (“Post-Effective Amendment No. 10”).

(d)(2)	Expense Limitation Agreement, dated December 9, 2015, between the Registrant and Reality Shares Advisors, LLC is filed herewith.

(e)(1)	Distribution Agreement dated January 21, 2014 between the Registrant and ALPS Distributors, Inc. (the “Distribution Agreement”) is incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192288), filed with the SEC via EDGAR Accession No. 0001193125-14-446892 on December 18, 2014 (“Post-Effective Amendment No. 2”).

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(e)(2)	Amendment No. 1 dated July 1, 2014 to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 2.

(e)(3)	Amendment No. 2 dated December 9, 2015 to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(3) to Post-Effective Amendment No 10.

(e)(4)	Form of Authorized Participant Agreement is incorporated herein by reference to Exhibit (e)(2) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192288) filed with the SEC via EDGAR Accession No. 0001193125-14-039232 on February 6, 2014 (“Pre-Effective Amendment No. 1”).

(f)	Not Applicable.

(g)(1)	Custody Agreement dated January 21, 2014 between the Registrant and The Bank of New York Mellon (the “Custody Agreement”) is incorporated herein by reference to Exhibit (g)(1) to Pre-Effective Amendment No. 3.

(g)(2)	Amendment dated May 30, 2014 to the Custody Agreement is incorporated herein by reference to Exhibit (g)(2) to Pre-Effective Amendment No. 3.

(h)(1)	Fund Administration and Accounting Agreement dated January 21, 2014 between the Registrant and The Bank of New York Mellon (the “Administration Agreement”) is incorporated herein by reference to Exhibit (h)(1) to Pre-Effective Amendment No. 3.

(h)(2)	Amendment dated May 30, 2014 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(2) to Pre-Effective Amendment No. 3.

(h)(3)	Amendment dated November 16, 2015 to the Administration Agreement is incorporated herein by reference to Exhibit (h)(3) to Post-Effective Amendment No 10.

(h)(4)	Transfer Agency and Service Agreement dated January 21, 2014 between the Registrant and The Bank of New York Mellon (the “Transfer Agency Agreement”) is incorporated herein by reference to Exhibit (h)(3) to Pre-Effective Amendment No. 3.

(h)(5)	Amendment dated May 30, 2014 to the Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(4) to Pre-Effective Amendment No. 3.

(h)(6)	Chief Compliance Officer Services Agreement dated December 16, 2014 between the Registrant and ALPS Funds Services, Inc. (the “CCO Agreement”) is incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No. 2.

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(h)(7)	Amendment dated November 2, 2015 to the CCO Agreement is incorporated herein by reference to Exhibit (h)(7) to Post-Effective Amendment No 10.

(i)	Opinion and Consent of counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

(j)	Consent of independent registered public accounting firm, Cohen & Company, Ltd., is filed herewith.

(k)	Not applicable.

(l)	Initial Capital Agreement dated October 22, 2014 between the Registrant and Reality Shares, Inc. is incorporated herein by reference to Exhibit (l) to Pre-Effective Amendment No. 4.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)(1)	Amended Code of Ethics of the Registrant dated December 9, 2015 is filed herewith.

(p)(2)	Code of Ethics of the Adviser dated December 12, 2013 is incorporated herein by reference to Exhibit (p)(2) to Pre-Effective Amendment No. 1.

(p)(3)	Amended Code of Ethics of ALPS Distributors, Inc. dated December 19, 2014 is incorporated herein by reference to Exhibit (p)(4) to Post-Effective Amendment No 10.

(q)(1)	Powers of Attorney for Messrs. Nathaniel Singer, Chris Nero and Rick Slaughter are incorporated herein by reference to Exhibit (q) to Pre-Effective Amendment No. 1.

(q)(2)	Power of Attorney for Michael Rosen is incorporated herein by reference to Exhibit (q)(2) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192288), filed with the SEC via EDGAR Accession No. 0001193125-14-176865 on May 1, 2014.

(q)(3)	Power of Attorney for Justin Ferayorni is incorporated herein by reference to Exhibit (q)(3) to Post-Effective Amendment No 7 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192288), filed with the SEC via EDGAR Accession No. 0001193125-15-400330 on December 10, 2015.

Item 29. Persons Controlled by or Under Common Control with the Registrant:

Not applicable.

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Item 30. Indemnification:

Please see Article VII of the Registrant’s Agreement and Declaration of Trust, which is filed as Exhibit (a)(3) to the Registrant’s Registration Statement and is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suite or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of the Investment Adviser:

The following lists any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each director, officer or partner of the Adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, neither the Adviser nor any director, officer or partner of the Adviser is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

The Adviser serves as the investment adviser for each series of the Registrant. The Adviser’s principal address is 402 West Broadway, Suite 2800, San Diego, CA 92101. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940.

Name and Position with the Adviser	Name of Other Company	Position with Other Company
Eric Ervin, President	Reality Shares, Inc.	President and CEO
Ryan Ballantyne, Vice President and Secretary	Reality Shares, Inc.	Vice President and Secretary
Tom Trivella, Assistant Secretary, Chief Financial Officer, Chief Administrative Officer, Chief Compliance Officer	Reality Shares, Inc.	Chief Operating Officer and Chief Financial Officer

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Item 32. Principal Underwriters.

(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, 13D Activist Fund, ALPS Series Trust, Arbitrage Funds, AQR Funds, Barings Funds Trust, BBH Trust, Brandes Investment Trust, Broadview Funds Trust, Brown Capital Management Funds, Centre Funds, Century Capital Management Trust, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, Cortina Funds, Inc., CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds, DBX ETF Trust, ETFS Trust, Elevation ETF Trust, Elkhorn ETF Trust, ETF Managers Trust, Financial Investors Trust, Firsthand Funds, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Real Estate Fund, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, Heartland Group, Inc., Henssler Funds, Inc., Holland Series Fund, Inc., Index Funds, IndexIQ Active ETF Trust, Index IQ ETF Trust, IVY NextShares Trust, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Laudus Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, M3Sixty Funds Trust, Mairs & Power Funds Trust, Meridian Fund, Inc., Natixis ETF Trust, NorthStar Real Estate Capital Income Fund, NorthStar Real Estate Capital Income Fund-T, Oak Associates Funds, OWLshares ETF Trust, Pax World Series Trust I, Pax World Funds Trust III, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, SCS Hedged Opportunities Master Fund, SCS Hedged Opportunities Fund, SCS Hedged Opportunities (TE) Fund, Sierra Total Return Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Total Return US Treasury Fund, USCF ETF Trust, USCF Mutual Funds Trust, Wasatch Funds, WesMark Funds, Westcore Trust, and Wilmington Funds.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:
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Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	None
Jeremy O. May	President, Director	None
Thomas A. Carter	Executive Vice President, Director	None
Bradley J. Swenson	Senior Vice President, Chief Operating Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Aisha J. Hunt	Senior Vice President, General Counsel and Assistant Secretary	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Randall D. Young**	Secretary	None
Gregg Wm. Givens**	Vice President, Treasurer and Assistant Secretary	None
Douglas W. Fleming**	Assistant Treasurer	None
Steven Price	Senior Vice President, Chief Compliance Officer	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
Taylor Ames	Vice President	None
Troy A. Duran	Senior Vice President, Chief Financial Officer	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None
Mark Kiniry	Senior Vice President	None
Tison Cory	Vice President, Intermediary Operations	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c)	Not applicable.

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Item 33. Location of Accounts and Records:

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained by the Registrant, or on its behalf by the following entities:

Reality Shares ETF Trust

402 West Broadway, Suite 2800

San Diego, California 92101

The Bank of New York Mellon

225 Liberty Street

New York, New York 10286

Reality Shares Advisors, LLC

402 West Broadway, Suite 2800

San Diego, California 92101

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Item 34. Management Services:

None.

Item 35. Undertakings:

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 12 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California on the 28th day of February, 2017.

REALITY SHARES ETF TRUST

By:	/s/ Eric R. Ervin
Eric R. Ervin
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ Eric R. Ervin Eric R. Ervin	Trustee and President	February 28, 2017

/s/ Christopher Nero* Chris Nero	Trustee	February 28, 2017

/s/ Michael S. Rosen* Michael Rosen	Trustee	February 28, 2017

/s/ Nathaniel R. Singer* Nathaniel Singer	Trustee	February 28, 2017

/s/ Justin Ferayorni* Justin Ferayorni	Trustee	February 28, 2017

/s/ Tom Trivella Tom Trivella	Treasurer	February 28, 2017

*By:	/s/ Tom Trivella
Tom Trivella
Attorney-in-Fact
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EXHIBIT INDEX

Exhibit Number	Description

(b)	Amended and Restated By-Laws dated March 9, 2016.

(d)(2)	Expense Limitation Agreement, dated December 9, 2015, between the Registrant and Reality Shares Advisors, LLC.

(i)	Opinion and Consent counsel, of Morgan, Lewis & Bockius LLP.

(j)	Consent of independent registered public accounting firm, Cohen & Company, Ltd.

(p)(1)	Amended Code of Ethics of the Registrant dated December 9, 2015.

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